SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 002-93601)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 85	[X]
and
REGISTRATION STATEMENT (No. 811-04118)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 85	[X]

Fidelity Securities Fund
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Scott C. Goebel, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (October 9, 2009) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Blue Chip Growth

Fund

(fund number 312, trading symbol FBGRX)

Fidelity

Blue Chip Value

Fund

(fund number 1271, trading symbol FBCVX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Blue Chip Growth is composed of multiple classes of shares. All classes of the multiple class fund have a common investment objective and investment portfolio. Only one class of shares of the multiple class fund is offered through this prospectus.

In this prospectus, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through this prospectus or the one class of shares of the multiple class fund offered through this prospectus.

Investment Summary

Investment Objective

Blue Chip Growth Fund seeks growth of capital over the long term.

Principal Investment Strategies

  Normally investing primarily in common stocks of well-known and established companies.
  Normally investing at least 80% of assets in blue chip companies (companies whose stock is included in the Standard & Poor's 500SM Index (S&P 500®) or the Dow Jones Industrial AverageSM (DJIASM), and companies with market capitalizations of at least $1 billion if not included in either index).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in securities of domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Blue Chip Value Fund seeks capital appreciation.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing primarily in common stocks of well-known and established companies.
  Normally investing at least 80% of assets in blue chip companies (companies whose stock is included in the S&P 500 or the DJIA, and companies with market capitalizations of at least $1 billion if not included in either index).
  Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in securities of domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in the performance of each fund's shares from year to year and compares the performance of each fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Year-by-Year Returns

Blue Chip GrowthA
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	24.26%	-10.54%	-16.55%	-25.32%	24.80%	6.26%	4.03%	5.54%	11.83%	-38.60%


During the periods shown in the chart for Blue Chip Growth:

Returns

Quarter ended

Highest Quarter Return	20.03%	December 31, 1999
Lowest Quarter Return	-24.75%	December 31, 2008
Year-to-Date Return	10.83%	June 30, 2009

A The returns shown above are for a class of shares of the fund.

Blue Chip Value
Calendar Years

2004

2005

2006

2007

2008

	14.36%	10.06%	15.34%	4.36%	-44.83%


During the periods shown in the chart for Blue Chip Value:

Returns

Quarter ended

Highest Quarter Return	10.24%	December 31, 2004
Lowest Quarter Return	-25.14%	December 31, 2008
Year-to-Date Return	3.16%	June 30, 2009

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

Fund Summary - continued

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years/Life of fund

Blue Chip GrowthA
Return Before Taxes	-38.60%	-4.34%	-3.61%
Return After Taxes on Distributions	-38.86%	-4.87%	-4.08%
Return After Taxes on Distributions and Sale of Fund Shares	-24.58%	-3.40%	-2.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.44%	-3.42%	-4.27%
Blue Chip Value
Return Before Taxes	-44.83%	-3.52%	-1.19%B
Return After Taxes on Distributions	-44.99%	-4.03%	-1.68%B
Return After Taxes on Distributions and Sale of Fund Shares	-28.85%	-2.77%	-0.83%B
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	-36.85%	-0.79%	1.43%B

A The returns shown above are for a class of shares of the fund.

B From June 17, 2003.

Russell 1000® Value Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

Russell 1000 Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of a fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Prospectus

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from fund or class assets, as applicable)

Blue Chip Growth	Management feeA	0.44%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.32%
	Total annual class operating expenses	0.76%
Blue Chip Value	Management feeA	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.40%
	Total annual fund operating expensesB	0.77%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Effective February 1, 2005, FMR has voluntarily agreed to reimburse Blue Chip Value to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.00%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of each fund is 5% and that your shareholder fees and the annual operating expenses for shares of each fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Blue Chip GrowthA	1 year	$ 78
	3 years	$ 243
	5 years	$ 422
	10 years	$ 942
Blue Chip Value	1 year	$ 79
	3 years	$ 246
	5 years	$ 428
	10 years	$ 954

A The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Blue Chip Growth Fund seeks growth of capital over the long term.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks of well-known and established companies.

FMR normally invests at least 80% of the fund's assets in blue chip companies. Blue chip companies include companies whose stock is included in the S&P 500 or the DJIA, and companies with market capitalizations of at least $1 billion if not included in either index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Blue Chip Value Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks of well-known and established companies.

FMR normally invests at least 80% of the fund's assets in blue chip companies. Blue chip companies include companies whose stock is included in the S&P 500 or the DJIA, and companies with market capitalizations of at least $1 billion if not included in either index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment.

FMR invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as P/B ratio, price/sales (P/S) ratio, P/E ratio, earnings relative to enterprise value (the total value of a company's outstanding equity and debt), and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

Prospectus

Fund Basics - continued

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Blue Chip Growth Fund seeks growth of capital over the long term.

Blue Chip Value Fund seeks capital appreciation.

Shareholder Notice

The following policies are subject to change only upon 60 days' prior notice to shareholders:

Blue Chip Growth Fund normally invests at least 80% of its assets in blue chip companies.

Blue Chip Value Fund normally invests at least 80% of its assets in blue chip companies.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the multiple class fund.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. A fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of each fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, a fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of that fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the funds' excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, each fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity funds' Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by a fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the funds' excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

Each fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the funds' excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. Each fund's Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. A fund reserves the right to modify its policies at any time without prior notice.

Each fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," each fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that each fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Prospectus

Shareholder Information - continued

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Blue Chip Growth no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

Prospectus

Shareholder Information - continued

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of each fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for each fund and may provide investment research and advice for the funds.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for each fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for each fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for each fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for each fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for each fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for each fund.

Sonu Kalra is manager of Blue Chip Growth, which he has managed since July 2009. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania.

Charles Hebard is manager of Blue Chip Value Fund, which he has managed since September 2006. He also manages other Fidelity Funds. Mr. Hebard joined Fidelity Investments as a research analyst in 1999 after receiving an MBA from the Wharton School at the University of Pennsylvania.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Kalra and Mr. Hebard.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Blue Chip Growth has performed relative to the Russell 1000 Growth Index or Blue Chip Value has performed relative to the Russell 1000 Value Index.


Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

Prospectus

Fund Services - continued

For July 2009, the group fee rate was 0.26% for Blue Chip Growth and the group fee rate was 0.26% for Blue Chip Value. The individual fund fee rate is 0.30% for Blue Chip Growth and Blue Chip Value.

The basic fee for Blue Chip Growth and Blue Chip Value for the fiscal year ended July 31, 2009 was 0.56% and 0.56%, respectively, of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period Blue Chip Growth's performance to that of the Russell 1000 Growth Index and Blue Chip Value's performance to that of the Russell 1000 Value Index.

For the purposes of calculating the performance adjustment for Blue Chip Growth, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.44% of the fund's average net assets for Blue Chip Growth and 0.37% of the fund's average net assets for Blue Chip Value.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a fund, or a class of shares of a multiple class fund, as applicable, for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund or class, as applicable, if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's or class's expenses and boost its performance.

Fund Distribution

FDC distributes each fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

Prospectus

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's or class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand the financial history of each fund's shares for the past 5 years. Certain information reflects financial results for a single share of a fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (for Blue Chip Growth) and PricewaterhouseCoopers LLP (for Blue Chip Value), independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

Blue Chip Growth

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 39.06	$ 46.88	$ 41.54	$ 42.60	$ 38.72
Income from Investment Operations
Net investment income (loss) B	.27	.35	.32	.23	.42 E
Net realized and unrealized gain (loss)	(6.36)	(2.89)	6.19	(1.06)	3.85
Total from investment operations	(6.09)	(2.54)	6.51	(.83)	4.27
Distributions from net investment income	(.29)	(.33)	(.24)	(.23)	(.39)
Distributions from net realized gain	(.71)	(4.95)	(.93)	-	-
Total distributions	(1.00)	(5.28)	(1.17)	(.23)	(.39)
Net asset value, end of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Total Return A	(15.85)%	(6.30)%	16.02%	(1.97)%	11.08%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.58%	.60%	.63%	.66%
Expenses net of fee waivers, if any	.76%	.58%	.60%	.63%	.66%
Expenses net of all reductions	.76%	.57%	.59%	.61%	.64%
Net investment income (loss)	.93%	.81%	.72%	.54%	1.05% E
Supplemental Data
Net assets, end of period (in millions)	$ 9,691	$ 13,349	$ 18,616	$ 19,571	$ 22,881
Portfolio turnover rate D	134%	82%	87%	48%	29%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Appendix - continued

Blue Chip Value

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 15.46	$ 13.95	$ 13.21	$ 11.24
Income from Investment Operations
Net investment income (loss) B	.16	.21	.19	.10	.11
Net realized and unrealized gain (loss)	(3.17)	(2.68)	2.05	.95	2.03
Total from investment operations	(3.01)	(2.47)	2.24	1.05	2.14
Distributions from net investment income	(.18)	(.16)	(.13)	(.08)	(.09)
Distributions from net realized gain	(.01)	(.68)	(.60)	(.23)	(.08)
Total distributions	(.19)	(.84)	(.73)	(.31)	(.17)
Net asset value, end of period	$ 8.95	$ 12.15	$ 15.46	$ 13.95	$ 13.21
Total Return A	(24.89)%	(16.86)%	16.60%	8.05%	19.20%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.92%	.87%	.94%	.97%
Expenses net of fee waivers, if any	.77%	.92%	.87%	.94%	.97%
Expenses net of all reductions	.77%	.91%	.87%	.93%	.93%
Net investment income (loss)	1.87%	1.46%	1.25%	.76%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 332,765	$ 517,730	$ 731,351	$ 272,702	$ 182,071
Portfolio turnover rate D	69%	61%	92%	74%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.788444.106 BCF/BCV-pro-0909

Fidelity® Blue Chip Growth Fund

Fidelity Blue Chip Value Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

PAGE

Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

BCF/BCV-ptb-0909
1.789951.106

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Blue Chip Growth's and Blue Chip Value's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of each of Blue Chip Growth's and Blue Chip Value's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For Blue Chip Growth:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For Blue Chip Growth:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.


The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the portfolio turnover rates were 134% and 82%, respectively, for Blue Chip Growth and 69% and 61%, respectively, for Blue Chip Value.

During the fiscal year ended July 31, 2009, each fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended July 31, 2009.

Fund
Regular Broker or Dealer

Aggregate Value of Securities Held

Blue Chip Growth	Deutsche Bank AG (NY Shares)	$ 52,556,020
	Goldman Sachs Group, Inc.	$ 65,042,390
	JPMorgan Chase & Co.	$ 94,066,370
	Morgan Stanley	$ 97,814,850
Blue Chip Value	Goldman Sachs Group, Inc.	$ 6,238,060
	JPMorgan Chase & Co.	$ 16,648,562
	Morgan Stanley	$ 5,184,150

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund
Fiscal Year Ended

Dollar Amount

Percentage of Average Net Assets

Blue Chip Growth	July 31
2009		$ 21,139,081	0.22%
2008		$ 15,777,742	0.10%
2007		$ 20,374,324	0.10%
Blue Chip Value	July 31
2009		$ 423,184	0.13%
2008		$ 468,862	0.07%
2007		$ 604,065	0.13%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2009. NFS is paid on a commission basis.

Fund	Fiscal Year Ended	Total Amount Paid to NFS
Blue Chip Growth	July 31
2009		$ 280,648
2008		$ 183,503
2007		$ 169,584
Blue Chip Value
2009		$ 13,748
2008		$ 12,408
2007		$ 7,041
Fund

Fiscal Year Ended 2009

% of Aggregate Commissions Paid to NFS

% of Aggregate Dollar Amount of Transactions Effected through NFS

Blue Chip Growth†	July 31	1.33%	3.92%
Blue Chip Value†	July 31	3.25%	9.94%

† The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2009.

Fund	Fiscal Year Ended 2009	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Blue Chip Growth	July 31	$ 19,482,593	$ 21,139,184,747
Blue Chip Value	July 31	$ 373,696	$ 334,384,399

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2009.

Fund	Twelve-Month Period Ended 2009	$ Amount of Commissions Allocated for Research or Brokerage Services
Blue Chip Growth	June 30	$ 1,991,097
Blue Chip Value	June 30	$ 46,623

VALUATION

For the non-multiple class fund, the fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

For the multiple class fund, each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, Blue Chip Value had an aggregate capital loss carryforward of approximately $112,736,963. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of July 31, 2009, Blue Chip Growth had an aggregate capital loss carryforward of approximately $67, 371,103. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

Blue Chip Growth	none	none
Blue Chip Value	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

Blue Chip Growth	none	none	none	none
Blue Chip Value	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

Blue Chip Growth	none	none	none	none
Blue Chip Value	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


Blue Chip GrowthB	$ 7,663	$ 7,144	$ 8,967	$ 7,663

Blue Chip Value	$ 261	$ 243	$ 306	$ 261

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000

AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


Blue Chip GrowthB	$ 7,144	$ 8,028	$ 7,144	$ 7,144

Blue Chip Value	$ 243	$ 274	$ 243	$ 243

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $5,191; Alan J. Lacy, $4,781; Ned C. Lautenbach, $6,147; Joseph Mauriello, $5,191; Cornelia M. Small, $4,781; William S. Stavropoulos, $5,464; David M. Thomas, $4,781 and Michael E. Wiley, $4,781. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $2,054 and Michael E. Wiley, $1,598.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or a fund, as applicable:

Class Name	Owner Name	City	State	Ownership %
Fidelity Blue Chip Growth Fund: Class F	FIMM LLC	Boston	MA	41.96%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2050 Fund	Boston	MA	6.67%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2045 Fund	Boston	MA	6.54%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2040 Fund	Boston	MA	6.46%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2035 Fund	Boston	MA	6.32%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2030 Fund	Boston	MA	6.09%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2025 Fund	Boston	MA	5.36%
Fidelity Blue Chip Growth Fund: Class K	Shell Oil Company	Houston	TX	14.53%
Fidelity Blue Chip Growth Fund: Class K	Ernst & Young, LLP	Lyndhurst	NJ	9.61%
Fidelity Blue Chip Growth Fund: Class K	Providence Health & Services	Renton	WA	9.40%
Fidelity Blue Chip Growth Fund: Class K	FM Global	Johnston	RI	6.94%
Fidelity Blue Chip Growth Fund: Class K	Rockwell Collins	Cedar Rapids	IA	5.79%
Fidelity Blue Chip Growth Fund: Class K	BP	Warrenville	IL	5.65%
Fidelity Blue Chip Growth Fund: Class K	Smiths Group	Malvern	PA	5.27%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC) and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Blue Chip Growth's performance to that of the Russell 1000® Growth Index or Blue Chip Value's performance to that of the Russell 1000 Value Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Blue Chip Growth	0.2620%	+	0.30%	=	0.5620%
Blue Chip Value	0.2620%	+	0.30%	=	0.5620%

One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for each of Blue Chip Growth and Blue Chip Value is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of Russell 1000 Growth Index for Blue Chip Growth or Russell 1000 Value Index for Blue Chip Value. The performance period consists of the most recent month plus the previous 35 months.


If the Trustees determine that another index is appropriate for Blue Chip Growth or Blue Chip Value, they may designate a successor index to be substituted.

For the purposes of calculating the performance adjustment for Blue Chip Growth, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to each fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a fund or class, as applicable, is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund or class are treated as if reinvested in that fund's or class's shares at the NAV as of the record date for payment.

The record of the Russell 1000 Growth Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Blue Chip Growth's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 1000 Growth Index. The record of the Russell 1000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Blue Chip Value's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 1000 Value Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

Fund	Fiscal Years Ended July 31	Performance Adjustment	Management Fees Paid to FMR
Blue Chip Growth	2009	$ (12,253,224)	$ 42,113,447*
	2008	$ (36,457,763)	$ 51,328,262*
	2007	$ (43,550,519)	$ 69,797,208*
Blue Chip Value	2009	$ (637,213)	$ 1,199,633*
	2008	$ 64,825	$ 3,656,500*
	2007	$ (188,994)	$ 2,460,525*

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns, and repayment of the reimbursement by a fund will lower its returns.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pay the sub-advisers.

Sonu Kalra is the portfolio manager of Blue Chip Growth and receives compensation for his services. Charles Hebard is the portfolio manager of Blue Chip Value and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over each portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Kalra's bonus that is linked to the investment performance of Blue Chip Growth is based on the fund's pre-tax investment performance measured against the Russell 1000® Growth Index and the fund's pre-tax investment performance (based on the fund's retail class) within the Morningstar® Large Cap Growth Category. The portion of Mr. Hebard's bonus that is linked to the investment performance of Blue Chip Value is based on the fund's pre-tax investment performance measured against the Russell 1000 Value Index, and the fund's pre-tax investment performance within the Morningstar Large Cap Value Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Kalra as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 10,284	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 10,284	none	none

* Includes Blue Chip Growth ($10,284 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Blue Chip Growth beneficially owned by Mr. Kalra was none.

The following table provides information relating to other accounts managed by Mr. Hebard as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 429	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 393	none	none

* Includes Blue Chip Value ($333 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Blue Chip Value beneficially owned by Mr. Hebard was none.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000 stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

 4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of the multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Blue Chip Growth and Blue Chip Value and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Blue Chip Growth and Blue Chip Value.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of the multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of each fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Blue Chip Growth	$ 1,351,387	$ 1,526,784	$ 1,681,608
Blue Chip Value	$ 126,999	$ 234,568	$ 175,168

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Blue Chip Growth	$ 28,237	$ 66,362	$ 27,969
Blue Chip Value	$ 1,194	$ 2,847	$ 1,123

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Blue Chip Growth Fund and Fidelity Blue Chip Value Fund are funds of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. Currently, there are 12 funds offered in Fidelity Securities Fund: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Blue Chip Value. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Blue Chip Growth. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Blue Chip Value's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Blue Chip Value and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Blue Chip Growth and provides other audit related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to [the/a] fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

On July 23, 2004, a complaint entitled Bennett, et al. v. Fidelity Management & Research Co. and FMR Co., Inc. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants breached their fiduciary duties by charging excessive management fees in violation of Section 36(b) of the 1940 Act. Plaintiffs seek unspecified damages and other relief, including a return of management fees paid by the funds and a reduction of future management fees. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Dividend Growth

Fund

(fund number 330, trading symbol FDGFX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

Dividend Growth Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in common stocks.
  Normally investing primarily in companies that pay dividends or that Fidelity Management & Research Company (FMR) believes have the potential to pay dividends in the future.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for current return information.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Dividend GrowthA
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	8.81%	12.25%	-3.74%	-20.44%	23.36%	5.84%	3.50%	14.67%	1.11%	-42.96%


During the periods shown in the chart for Dividend Growth:

Returns

Quarter ended

Highest Quarter Return	17.42%	June 30, 2003
Lowest Quarter Return	-26.75%	December 31, 2008
Year-to-Date Return	17.16%	June 30, 2009

A The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Dividend GrowthA
Return Before Taxes	-42.96%	-6.24%	-1.78%
Return After Taxes on Distributions	-43.47%	-6.89%	-2.62%
Return After Taxes on Distributions and Sale of Fund Shares	-26.85%	-4.85%	-1.46%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%

A The returns shown above are for a class of shares of the fund.

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Prospectus

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Dividend Growth

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Dividend Growth

Management feeA	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.32%
Total annual class operating expenses	0.62%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Dividend GrowthA

1 year	$ 63
3 years	$ 199
5 years	$ 346
10 years	$ 774

A The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Dividend Growth Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests the fund's assets primarily in companies that pay dividends or that it believes have the potential to pay dividends in the future. FMR uses the potential to pay dividends as a way of evaluating companies as investment opportunities.

The fund's strategy is based on the premise that dividends are an indication of a company's financial health and companies that are commencing or increasing their dividends have an enhanced potential for capital growth. Although FMR uses income to evaluate the fund's investments, the fund does not invest for income.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Dividend Growth Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Dividend Growth Fund normally invests at least 80% of its assets in equity securities.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Prospectus

Fund Basics - continued

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Prospectus

Shareholder Information - continued

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Prospectus

Shareholder Information - continued

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Lawrence Rakers is manager of Dividend Growth Fund, which he has managed since September 2008. Mr. Rakers also manages other Fidelity funds. Since joining Fidelity in 1993, Mr. Rakers has worked as a research analyst and manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Rakers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.30%.

The basic fee for the fiscal year ended July 31, 2009 was 0.56% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the S&P 500.

Prospectus

Fund Services - continued

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.30% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Prospectus

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 32.73	$ 29.50	$ 28.85	$ 26.58
Income from Investment Operations
Net investment income (loss) B	.24	.43	.52 E	.35	.45 F
Net realized and unrealized gain (loss)	(4.01)	(5.08)	3.98	.99	2.21
Total from investment operations	(3.77)	(4.65)	4.50	1.34	2.66
Distributions from net investment income	(.37)	(.45)	(.45)	(.31)	(.39)
Distributions from net realized gain	(1.01)	(2.23)	(.82)	(.38)	-
Total distributions	(1.38)H	(2.68)	(1.27)	(.69)	(.39)
Net asset value, end of period	$ 20.25	$ 25.40	$ 32.73	$ 29.50	$ 28.85
Total Return A	(15.33)%	(15.45)%	15.62%	4.73%	10.08%
Ratios to Average Net Assets C,G
Expenses before reductions	.62%	.64%	.61%	.60%	.68%
Expenses net of fee waivers, if any	.62%	.64%	.61%	.60%	.68%
Expenses net of all reductions	.62%	.63%	.60%	.59%	.66%
Net investment income (loss)	1.34%	1.47%	1.62% E	1.21%	1.64% F
Supplemental Data
Net assets, end of period (in millions)	$ 6,603	$ 9,502	$ 16,265	$ 15,523	$ 17,399
Portfolio turnover rate D	177%	52%	36%	30%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.700756.112 DGF-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Growth & Income

Portfolio

(fund number 027, trading symbol FGRIX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

  Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for current return information.

Year-by-Year Returns

Growth & Income A
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	10.42%	-1.98%	-9.35%	-18.08%	19.01%	9.84%	2.71%	10.71%	0.74%	-50.89%


During the periods shown in the chart for Growth & Income:

Returns

Quarter ended

Highest Quarter Return	10.73%	December 31, 1999
Lowest Quarter Return	-28.88%	December 31, 2008
Year-to-Date Return	1.75%	June 30, 2009

A The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Growth & IncomeA
Return Before Taxes	-50.89%	-9.18%	-5.12%
Return After Taxes on Distributions	-51.02%	-10.55%	-6.29%
Return After Taxes on Distributions and Sale of Fund Shares	-32.81%	-6.69%	-3.75%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%

A The returns shown above are for a class of shares of the fund.

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Growth & Income

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Growth & Income

Management fee	0.46%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.32%
Total annual class operating expenses	0.78%

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Growth & IncomeA

1 year	$ 80
3 years	$ 249
5 years	$ 433
10 years	$ 966

A The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Prospectus

Shareholder Information - continued

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

Prospectus

Shareholder Information - continued

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts) for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 107-6012, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

James Catudal is manager of Growth & Income Fund, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Catudal has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Catudal.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended July 31, 2009, was 0.46% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

Prospectus

Fund Services - continued

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.88	$ 31.92	$ 34.16	$ 38.42	$ 35.46
Income from Investment Operations
Net investment income (loss) B	.15	.35	.27	.34	.60 E
Net realized and unrealized gain (loss)	(7.43)	(6.25)	3.84	.18	3.31
Total from investment operations	(7.28)	(5.90)	4.11	.52	3.91
Distributions from net investment income	(.19)	(.33)	(.27)	(.38)	(.61)
Distributions from net realized gain	(.03)	(3.81)	(6.08)	(4.40)	(.34)
Total distributions	(.22)	(4.14)	(6.35)	(4.78)	(.95)
Net asset value, end of period	$ 14.38	$ 21.88	$ 31.92	$ 34.16	$ 38.42
Total Return A	(33.32)%	(20.91)%	14.28%	1.22%	11.15%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.68%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.78%	.68%	.68%	.69%	.69%
Expenses net of all reductions	.78%	.67%	.67%	.65%	.68%
Net investment income (loss)	1.07%	1.29%	.84%	.94%	1.63% E
Supplemental Data
Net assets, end of period (in millions)	$ 5,993	$ 12,552	$ 22,693	$ 28,861	$ 31,789
Portfolio turnover rate D	122%	52%	52%	120%	31%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.702751.112 GAI-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Leveraged Company Stock

Fund

(fund number 122, trading symbol FLVCX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

Leveraged Company Stock Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in stocks.
  Normally investing primarily in common stocks of leveraged companies (companies that issue lower-quality debt and other companies with leveraged capital structures).
  Potentially investing in lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Highly Leveraged Company Exposure. Leverage can magnify the impact of adverse issuer, political, regulatory, market, or economic developments on a company.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

Fund Summary - continued

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a market index over various periods of time. The fund also compares the performance of its shares to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Leveraged Company StockA
Calendar Years

2001

2002

2003

2004

2005

2006

2007

2008

	3.23%	-1.77%	96.31%	24.46%	17.47%	17.57%	17.90%	-54.53%


During the periods shown in the chart for Leveraged Company Stock:

Returns

Quarter ended

Highest Quarter Return	44.06%	June 30, 2003
Lowest Quarter Return	-37.27%	December 31, 2008
Year-to-Date Return	21.40%	June 30, 2009

A The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Life of class

Leveraged Company StockA
Return Before Taxes	-54.53%	-1.62%	7.93%B
Return After Taxes on Distributions	-54.66%	-2.33%	7.28%B
Return After Taxes on Distributions and Sale of Fund Shares	-35.17%	-1.12%	7.02%B
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-2.74%B
Credit Suisse Leveraged Equity Index (reflects no deduction for fees, expenses, or taxes)	-53.52%	-5.41%	-4.36%C

A The returns shown above are for a class of shares of the fund.

B From December 19, 2000.

C From December 31, 2000 (first date following the fund's commencement for which the life of class return is available).

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Credit Suisse Leveraged Equity Index is a market value-weighted index designed to represent securities of the investable universe of the U.S. dollar-denominated public equity of issuers in the high yield debt market.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Leveraged Company Stock

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Leveraged Company Stock

Management fee	0.61%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.31%
Total annual class operating expenses	0.92%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Leveraged Company StockA

1 year	$ 94
3 years	$ 293
5 years	$ 509
10 years	$ 1,131

A The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Leveraged Company Stock Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in stocks. FMR normally invests the fund's assets primarily in common stocks of leveraged companies. FMR defines leveraged companies as companies that issue lower-quality debt and other companies with leveraged capital structures. FMR may also invest the fund's assets in lower-quality debt securities. Issuers of lower-quality debt and other companies with leveraged capital structures may be in troubled or uncertain financial condition, and may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings potential, credit standing, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, loans and loan participations, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Prospectus

Fund Basics - continued

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Highly Leveraged Company Exposure. Securities of highly leveraged companies tend to be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a highly leveraged company can lead to a significant decrease in the value of the company's securities. In the event of liquidation or bankruptcy, a company's creditors take precedence over the company's stockholders. Highly leveraged companies can have limited access to additional capital.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Leveraged Company Stock Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Leveraged Company Stock Fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$10,000
For Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Balance	$5,000
For Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

Shareholder Information - continued

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Prospectus

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;

Prospectus

Shareholder Information - continued

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

Prospectus

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open ($2,000 for fund balances in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs, and $500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Prospectus

Shareholder Information - continued

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $5,000 ($2,000 for fund balances in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs, and $500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

Prospectus

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Thomas Soviero is manager of Leveraged Company Stock Fund, which he has managed since July 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Soviero has worked as a research analyst, portfolio manager and director of high-yield research.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Soviero.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.35%.

The total management fee for the fiscal year ended July 31, 2009, was 0.61% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

Prospectus

Fund Services - continued

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 31.09	$ 33.78	$ 28.07	$ 25.48	$ 20.18
Income from Investment Operations
Net investment income (loss) B	.21	.14	.44 E	.16	.24 F
Net realized and unrealized gain (loss)	(11.37)	(1.06)	6.78	3.04	6.21
Total from investment operations	(11.16)	(.92)	7.22	3.20	6.45
Distributions from net investment income	(.14)	(.39)	(.12)	(.21)	(.04)
Distributions from net realized gain	(.25)	(1.39)	(1.40)	(.41)	(1.12)
Total distributions	(.39)	(1.78)	(1.52)	(.62)	(1.16)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.01
Net asset value, end of period	$ 19.55	$ 31.09	$ 33.78	$ 28.07	$ 25.48
Total Return A	(35.99)%	(2.76)%	27.08%	12.80%	33.93%
Ratios to Average Net Assets C, G
Expenses before reductions	.92%	.83%	.83%	.86%	.87%
Expenses net of fee waivers, if any	.92%	.83%	.83%	.86%	.87%
Expenses net of all reductions	.92%	.83%	.83%	.85%	.84%
Net investment income (loss)	1.17%	.44%	1.43% E	.60%	1.04% F
Supplemental Data
Net assets, end of period (in millions)	$ 3,714	$ 8,032	$ 7,830	$ 4,174	$ 3,328
Portfolio turnover rate D	34%	30%	20%	23%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.10 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.747113.110 LSF-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

OTC

Portfolio

(fund number 093, trading symbol FOCPX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

OTC Portfolio seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities principally traded on NASDAQ® or an over-the-counter (OTC) market, which has more small and medium-sized companies than other markets.
  Investing more than 25% of total assets in the technology sector.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Technology Industry Concentration. The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for current return information.

Year-by-Year Returns

OTC*
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	72.53%	-26.81%	-24.07%	-23.29%	35.80%	8.12%	8.94%	9.45%	26.14%	-45.98%


During the periods shown in the chart for OTC:

Returns

Quarter ended

Highest Quarter Return	46.16%	December 31, 1999
Lowest Quarter Return	-31.96%	September 30, 2001
Year-to-Date Return	28.64%	June 30, 2009

* The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

OTC*
Return Before Taxes	-45.98%	-2.56%	-1.30%
Return After Taxes on Distributions	-45.98%	-2.60%	-2.11%
Return After Taxes on Distributions and Sale of Fund Shares	-29.89%	-2.15%	-1.21%
Nasdaq Composite® Index (reflects no deduction for fees, expenses, or taxes)	-39.98%	-3.96%	-2.72%

* The returns shown above are for a class of shares of the fund.

Nasdaq Composite® Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

OTC

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

OTC

Management feeA	0.83%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.30%
Total annual class operating expenses	1.13%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


OTC*

1 year	$ 115
3 years	$ 359
5 years	$ 622
10 years	$ 1,375

* The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

OTC Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in NASDAQ and OTC securities. For purposes of this fund, FMR defines NASDAQ and OTC securities as securities principally traded on either the NASDAQ exchange or the OTC market (a telephone or computer network that connects securities dealers), which may include equity or debt securities. These securities can be issued by companies of any size. However, the OTC market has more small and medium-sized companies than other markets.

FMR will invest more than 25% of the fund's total assets in the technology sector.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular group of related industries, the fund's performance could depend heavily on the performance of that group of industries and could be more volatile than the performance of less concentrated funds. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

OTC Portfolio seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

OTC Portfolio normally invests at least 80% of its assets in securities principally traded on NASDAQ or an OTC market.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

Shareholder Information - continued

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Prospectus

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

Shareholder Information - continued

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Prospectus

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

Shareholder Information - continued

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Gavin Baker is manager of OTC Portfolio, which he has managed since July 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Baker has worked as an equity research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Baker.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the NASDAQ Composite Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.35%.

The basic fee for the fiscal year ended July 31, 2009 was 0.61% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the NASDAQ Composite Index.

Prospectus

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.83% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

Prospectus

Fund Services - continued

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 44.66	$ 47.09	$ 34.70	$ 35.99	$ 30.43
Income from Investment Operations
Net investment income (loss) B	(.12)	(.20)	(.19)	(.10) E	.37 F
Net realized and unrealized gain (loss)	(5.81)	(2.23)	12.58	(1.19)	5.60
Total from investment operations	(5.93)	(2.43)	12.39	(1.29)	5.97
Distributions from net investment income	-	-	-	-	(.41)
Net asset value, end of period	$ 38.73	$ 44.66	$ 47.09	$ 34.70	$ 35.99
Total Return A	(13.28)%	(5.16)%	35.71%	(3.58)%	19.70%
Ratios to Average Net Assets C, G
Expenses before reductions	1.13%	1.06%	.96%	.80%	.81%
Expenses net of fee waivers, if any	1.13%	1.06%	.96%	.80%	.81%
Expenses net of all reductions	1.13%	1.05%	.95%	.75%	.75%
Net investment income (loss)	(.37)%	(.42)%	(.45)%	(.26)% E	1.13% F
Supplemental Data
Net assets, end of period (in millions)	$ 4,677	$ 6,871	$ 8,778	$ 7,370	$ 8,063
Portfolio turnover rate D	151%	145%	121%	149%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.704200.112 OTC-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Real Estate Income

Fund

(fund number 833, trading symbol FRIFX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.

Principal Investment Strategies

  Normally investing primarily in preferred and common stocks of real estate investment trusts (REITs); debt securities of real estate entities; and commercial and other mortgage-backed securities, with an emphasis on lower-quality debt securities.
  Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Real Estate Industry Concentration. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

Fund Summary - continued

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares the performance of its shares to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for current return information.

Year-by-Year Returns

Real Estate Income
Calendar Years

2004

2005

2006

2007

2008

	11.70%	5.07%	11.72%	-6.45%	-31.02%


During the periods shown in the chart for Real Estate Income:

Returns

Quarter ended

Highest Quarter Return	5.15%	September 30, 2004
Lowest Quarter Return	-23.19%	December 31, 2008
Year-to-Date Return	20.40%	June 30, 2009

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Life of fundA

Real Estate Income
Return Before Taxes	-31.02%	-3.29%	-0.04%
Return After Taxes on Distributions	-31.75%	-4.37%	-1.24%
Return After Taxes on Distributions and Sale of Fund Shares	-18.93%	-2.44%	0.12%
Standard & Poor's 500SM Index (S&P 500®) (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	3.04%
Fidelity Real Estate Income Composite Index (reflects no deduction for sales charges or taxes)	-25.48%	-2.15%	0.68%
LipperSM Real Estate Funds Average (reflects no deduction for sales charges or taxes)	-39.93%	-0.67%	--

A From February 4, 2003.

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Fidelity Real Estate Income Composite Index is a hypothetical representation of the performance of the fund's unmanaged indexes. The Fidelity Real Estate Income Composite Index combines the total returns of the Merrill Lynch® U.S. Real Estate Corporate Bond Index, the Morgan Stanley® REIT Preferred Index, and the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) All REIT Index. The index weightings of the composite index are: Merrill Lynch U.S. Real Estate Corporate Bond Index, 40%; Morgan Stanley REIT Preferred Index, 40%; and FTSE NAREIT All REIT Index, 20%.

Merrill Lynch U.S. Real Estate Corporate Bond Index is a market capitalization-weighted index that includes investment-grade public debt of real estate sector corporate issuers, issued in the domestic bond market.

Morgan Stanley REIT Preferred Index is a market capitalization-weighted index of all perpetual preferred securities of equity REITS.

FTSE NAREIT All REIT Index is a market capitalization-weighted index that tracks the common shares of all tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange, and NASDAQ.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	0.75%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

Management fee	0.56%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.44%
Total annual fund operating expenses	1.00%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 102
3 years	$ 318
5 years	$ 552
10 years	$ 1,225

Prospectus

Fund Basics

Investment Details

Investment Objective

Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in preferred and common stocks of REITs; debt securities of real estate entities; and commercial and other mortgage-backed securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR does not currently intend to invest more than 50% of the fund's assets in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the real estate industry and other real estate related investments. Companies in the real estate industry and real estate related investments may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, yield, credit standing, and management of the security's issuer.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, loans and loan participations, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular industry, the fund's performance could depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Prospectus

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Real Estate Income Fund normally invests at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

Shareholder Information - continued

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Prospectus

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

Prospectus

Shareholder Information - continued

  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

Prospectus

Shareholder Information - continued

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in March, June, September, and December and pays capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Mark Snyderman is manager of Real Estate Income Fund, which he has managed since February 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. Snyderman has served as an investment officer for commercial mortgage-backed securities in the real estate group and as a portfolio manager of real estate stock and real estate bond mutual funds and institutional accounts.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Snyderman.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended July 31, 2009, was 0.56% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

Prospectus

Fund Services - continued

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 11.22	$ 11.78	$ 12.17	$ 11.49
Income from Investment Operations
Net investment income (loss)B	.54	.59	.63	.66	.60
Net realized and unrealized gain (loss)	(1.27)	(1.48)	(.37)	(.11)	.83
Total from investment operations	(.73)	(.89)	.26	.55	1.43
Distributions from net investment income	(.50)	(.66)	(.58)	(.67)	(.57)
Distributions from net realized gain	-	(.24)	(.24)	(.27)	(.18)
Total distributions	(.50)	(.90)	(.82)	(.94)	(.75)
Redemption fees added to paid in capitalB	.01	- F	- F	- F	- F
Net asset value, end of period	$ 8.21	$ 9.43	$ 11.22	$ 11.78	$ 12.17
Total Return A	(6.92)%	(8.43)%	2.00%	4.82%	12.90%
Ratios to Average Net AssetsC,E
Expenses before reductions	1.00%	.94%	.88%	.85%	.85%
Expenses net of fee waivers, if any	1.00%	.94%	.88%	.85%	.85%
Expenses net of all reductions	1.00%	.94%	.88%	.85%	.85%
Net investment income (loss)	7.15%	5.77%	5.30%	5.61%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 463,269	$ 393,147	$ 516,268	$ 521,265	$ 667,403
Portfolio turnover rateD	47%	32%	45%	27%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.779461.108 REI-pro-0909

Fidelity® Low-Priced Stock Fund and Fidelity Value Discovery Fund

Funds of Fidelity Puritan Trust

Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund,
Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS

PAGE

Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

PSTS-ptb-0909
1.784004.106

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund (other than OTC):

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC) or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than OTC and Real Estate Income):

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Dividend Growth's, Growth & Income's, Leveraged Company Stock's, Low-Priced Stock's, and Fidelity Value Discovery Fund's concentration limitation discussed above,with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of each of Dividend Growth's, Growth & Income's, Leveraged Company Stock's, Low-Priced Stock's, and Fidelity Value Discovery Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

For OTC:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the technology sector.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

For Real Estate Income:

The fund may not purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, except that the fund will invest more than 25% of its total assets in the real estate industry (this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities).

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For each fund (other than Fidelity Value Discovery Fund, Leveraged Company Stock, and Real Estate Income):

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For OTC:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For each fund (other than Fidelity Value Discovery Fund, Leveraged Company Stock, and Real Estate Income):

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.


The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Companies "Principally Engaged" in the Real Estate Industry. For purposes of Real Estate Income's investment objective and policy of investing at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments, FMR may consider a company to be principally engaged in the real estate industry if: (i) at least a plurality of its assets (marked to market), gross income, or net profits are attributable to ownership, construction, management, or sale of residential, commercial, or industrial real estate, or (ii) a third party has given the company an industry or sector classification consistent with real estate.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased turnover of the fund's portfolio which increases costs and may increase taxable gains.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates

2009

2008

Dividend Growth	177%	52%
Growth & Income	122%	52%
Leveraged Company Stock	34%	30%
Low-Priced Stock	31%	36%
OTC	151%	145%
Real Estate Income	47%	32%
Fidelity Value Discovery Fund	165%	149%

During the fiscal year ended July 31, 2009, each of Dividend Growth, Leveraged Company Stock Fund, and Fidelity Value Discovery Fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended July 31, 2009.

Fund

Regular Broker or Dealer

Aggregate Value of Securities Held

Dividend Growth	Deutsche Bank AG	$ 5,711,200
	Goldman Sachs Group, Inc.	$ 63,425,393
	JPMorgan Chase & Co.	$ 128,020,395
	Morgan Stanley	$ 43,090,404
Growth & Income	Goldman Sachs Group, Inc.	$ 101,115,360
	JPMorgan Chase & Co.	$ 136,627,750
	Morgan Stanley	$ 44,853,300
Leveraged Company Stock	JPMorgan Chase & Co.	$ 4,247,635
	Morgan Stanley	$ 15,643,650
OTC	Deutsche Bank AG (NY Shares)	$ 22,345,070
	Goldman Sachs Group, Inc.	$ 24,184,730
	JPMorgan Chase & Co.	$ 25,416,240
	Morgan Stanley	$ 27,930,000
Fidelity Value Discovery Fund	Goldman Sachs Group, Inc.	$ 9,406,080
	JPMorgan Chase & Co.	$ 28,229,571
	Morgan Stanley	$ 13,027,350
The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund

Fiscal Year Ended

Dollar Amount

Percentage of Average Net Assets

Dividend Growth	July 31
2009		$ 14,981,651	0.24%
2008		$ 9,323,864	0.07%
2007		$ 6,219,777	0.04%
Growth & Income	July 31
2009		$ 16,521,405	0.23%
2008		$ 12,747,371	0.07%
2007		$ 16,208,493	0.06%
Leveraged Company Stock	July 31
2009		$ 3,798,422	0.10%
2008		$ 3,523,053	0.05%
2007		$ 3,746,270	0.07%
Low-Priced Stock	July 31
2009		$ 12,940,505	0.06%
2008		$ 18,684,042	0.06%
2007		$ 7,874,669	0.02%
OTC	July 31
2009		$ 15,611,475	0.36%
2008		$ 16,445,781	0.20%
2007		$ 17,730,381	0.21%
Real Estate Income	July 31
2009		$ 192,034	0.06%
2008		$ 154,276	0.04%
2007		$ 172,807	0.03%
Fidelity Value Discovery Fund	July 31
2009		$ 2,312,271	0.34%
2008		$ 2,160,852	0.18%
2007		$ 1,788,392	0.17%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2009. NFS is paid on a commission basis.

Fund

Fiscal Year Ended

Total Amount Paid to NFS

Dividend Growth	July 31
2009		$ 164,978
2008		$ 90,961
2007		$ 36,714
Growth & Income	July 31
2009		$ 322,874
2008		$ 111,419
2007		$ 120,848
Leveraged Company Stock	July 31
2009		$ 77,680
2008		$ 68,879
2007		$ 18,330
Low-Priced Stock	July 31
2009		$ 147,715
2008		$ 175,786
2007		$ 51,404
OTC	July 31
2009		$ 193,194
2008		$ 214,576
2007		$ 139,683
Real Estate Income	July 31
2009		$ 6,963
2008		$ 1,598
2007		$ 2,331
Fidelity Value Discovery Fund	July 31
2009		$ 51,195
2008		$ 34,171
2007		$ 8,494
Fund

Fiscal Year Ended 2009

% of Aggregate Commissions Paid to NFS

% of Aggregate Dollar Amount of Transactions Effected through NFS

Dividend Growth†	July 31	1.10%	3.01%
Growth & Income†	July 31	1.96%	4.52%
Leveraged Company Stock†	July 31	2.05%	6.32%
Low-Priced Stock†	July 31	1.14%	3.62%
OTC†	July 31	1.24%	3.51%
Real Estate Income†	July 31	3.63%	17.27%
Fidelity Value Discovery Fund†	July 31	2.21%	6.23%

† The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2009.

Fund

Fiscal Year Ended 2009

$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services

$ Amount of Brokerage Transactions Involved

Dividend Growth	July 31	$ 13,583,033	$ 13,445,971,931
Growth & Income	July 31	$ 15,429,537	$ 15,293,419,521
Leveraged Company Stock	July 31	$ 3,324,185	$ 2,248,296,272
Low-Priced Stock	July 31	$ 11,254,449	$ 9,273,479,208
OTC	July 31	$ 13,798,310	$ 10,040,639,741
Real Estate Income	July 31	$ 167,069	$ 91,687,187
Fidelity Value Discovery Fund	July 31	$ 2,144,941	$ 1,818,648,617

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2009.

Fund

Twelve-Month Period Ended 2009

$ Amount of Commissions Allocated for Research or Brokerage Services

Dividend Growth	June 30	$ 1,476,168
Growth & Income	June 30	$ 1,282,973
Leveraged Company Stock	June 30	$ 262,687
Low-Priced Stock	June 30	$ 826,778
OTC	June 30	$ 1,707,335
Real Estate Income	June 30	$ 22,836
Fidelity Value Discovery Fund	June 30	$ 182,454

VALUATION

For the non-multiple class fund, the fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

For each multiple class fund, each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, Dividend Growth had an aggregate capital loss carryforward of approximately $698,364,621. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. As of July 31, 2009, Growth & Income had an aggregate capital loss carryforward of approximately 3,048,336,476. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. As of July 31, 2009, Leveraged Company Stock had an aggregate capital loss carryforward of approximately $297,189,687. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. As of July 31, 2009, OTC had an aggregate capital loss carryforward of approximately $2,529,642,739. This loss carryforward, of which $878,594,591, $1,249,895,094, and $401,153,054 will expire on July 31, 2010, 2011, and 2017, respectively, is available to offset future capital gains. As of July 31, 2009, Real Estate Income had an aggregate capital loss carryforward of approximately $15,326,444. This loss carryforward, of which $1,722,470 and $13,603,974 will expire on July 31, 2016 and 2017, respectively, is available to offset future capital gains. As of July 31, 2009, Fidelity Value Discovery Fund had an aggregate capital loss carryforward of approximately $172,562,096. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Puritan Trust: (2001) and Fidelity Securities Fund: (2002). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Real Estate Income and Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).


Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

Dividend Growth	over $100,000	none
Growth & Income	none	none
Leveraged Company Stock	none	none
Low-Priced Stock	none	$10,001 - $50,000
OTC	over $100,000	none
Real Estate Income	none	none
Fidelity Value Discovery Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

Dividend Growth	none	none	none	none
Growth & Income	none	none	none	none
Leveraged Company Stock	$50,001 - $100,000	$10,001 - $50,000	none	$10,001 - $50,000
Low-Priced Stock	none	none	over $100,000	$1 - $10,000
OTC	none	none	none	none
Real Estate Income	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

Dividend Growth	none	none	$1 - $10,000	none
Growth & Income	none	none	none	none
Leveraged Company Stock	$50,001 - $100,000	none	over $100,000	$50,001 - $100,000
Low-Priced Stock	$50,001 - $100,000	none	none	$10,001 - $50,000
OTC	none	none	none	none
Real Estate Income	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


Dividend GrowthB	$ 4,887	$ 4,558	$ 5,720	$ 4,887
Growth & IncomeC	$ 5,694	$ 5,311	$ 6,668	$ 5,694
Leveraged Company Stock	$ 3,138	$ 2,928	$ 3,675	$ 3,138
Low-Priced StockD	$ 16,661	$ 15,532	$ 19,490	$ 16,661
OTC	$ 3,411	$ 3,180	$ 3,991	$ 3,411
Real Estate Income	$ 261	$ 244	$ 306	$ 261
Fidelity Value Discovery Fund	$ 550	$ 513	$ 643	$ 550
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000
AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


Dividend GrowthB	$ 4,558	$ 5,122	$ 4,558	$ 4,558
Growth & IncomeC	$ 5,311	$ 5,972	$ 5,311	$ 5,311
Leveraged Company Stock	$ 2,928	$ 3,293	$ 2,928	$ 2,928
Low-Priced StockD	$ 15,532	$ 17,452	$ 15,532	$ 15,532
OTC	$ 3,180	$ 3,574	$ 3,180	$ 3,180
Real Estate Income	$ 244	$ 274	$ 244	$ 244
Fidelity Value Discovery Fund	$ 513	$ 576	$ 513	$ 513
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $3,311; Alan J. Lacy, $3,049; Ned C. Lautenbach, $3,921; Joseph Mauriello, $3,311; Cornelia M. Small, $3,049; William S. Stavropoulos, $3,485; David M. Thomas, $3,049; and Michael E. Wiley, $3,049. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $1,309; and Michael E. Wiley, $1,018.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $3,863; Alan J. Lacy, $3,558; Ned C. Lautenbach, $4,575; Joseph Mauriello, $3,863; Cornelia M. Small, $3,558; William S. Stavropoulos, $4,066; David M. Thomas, $3,558; and Michael E. Wiley, $3,558. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $1,533; and Michael E. Wiley, $1,193.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $11,277; Alan J. Lacy, $10,387; Ned C. Lautenbach, $13,354; Joseph Mauriello, $11,277; Cornelia M. Small, $10,387; William S. Stavropoulos, $11,870; David M. Thomas, $10,387; and Michael E. Wiley, $10,387. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $4,455; and Michael E. Wiley, $3,465.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or a fund, as applicable:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity OTC Portfolio*	State Of New York Deferred Comp	Albany	NY	11.81%
Fidelity OTC Portfolio: Class K	Deere & Company	Moline	IL	18.68%
Fidelity OTC Portfolio: Class K	Nucor Corporation	Charlotte	NC	15.98%
Fidelity OTC Portfolio: Class K	Shell Oil Company	Houston	TX	14.87%
Fidelity OTC Portfolio: Class K	United Parcel Service - Airlines	Louisville	KY	8.64%
Fidelity OTC Portfolio: Class K	Chubb Group Of Insurance Companies	Warren	NJ	7.55%
Fidelity Growth & Income Portfolio: Class K	Ernst & Young, LLP	Lyndhurst	NJ	34.69%
Fidelity Growth & Income Portfolio: Class K	Mitre Corporation	Bedford	MA	7.94%
Fidelity Growth & Income Portfolio: Class K	Shell Oil Company	Houston	TX	7.13%
Fidelity Growth & Income Portfolio: Class K	Nisource Inc.	Merrillville	IN	6.55%
Fidelity Growth & Income Portfolio: Class K	Marathon Oil Company	Findlay	OH	6.07%
Fidelity Low-Priced Stock Fund: Class K	Permanente Medical Group, Inc.	Oakland	CA	5.53%
Fidelity Low-Priced Stock Fund: Class K	Ernst & Young, LLP	Lyndhurst	NJ	5.49%
Fidelity Leveraged Company Stock Fund: Class K	Shell Oil Company	Houston	TX	19.81%
Fidelity Leveraged Company Stock Fund: Class K	Mitre Corporation	Bedford	MA	8.54%
Fidelity Dividend Growth Fund: Class K	Shell Oil Company	Houston	TX	17.28%
Fidelity Dividend Growth Fund: Class K	Mitre Corporation	Bedford	MA	10.18%
Fidelity Dividend Growth Fund: Class K	Tennessee Valley Authority	Knoxville	TN	8.11%
Fidelity Dividend Growth Fund: Class K	BP	Warrenville	IL	7.21%
Fidelity Dividend Growth Fund: Class K	Imation	Oakdale	MN	6.68%
Fidelity Value Discovery Fund: Class K	Shell Oil Company	Houston	TX	16.24%
Fidelity Value Discovery Fund: Class K	Mitre Corporation	Bedford	MA	10.95%
Fidelity Value Discovery Fund: Class K	Akzo Nobel	Chicago	IL	5.57%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, Growth & Income, Leveraged Company Stock, and Real Estate Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Dividend Growth's performance to that of the S&P 500 Index, Low-Priced Stock's performance to that of the Russell 2000® Index, OTC's performance to that of the NASDAQ Composite® Index, or Fidelity Value Discovery Fund's performance to that of the Russell 3000® Value Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

The individual fund fee rates for Growth & Income, Leveraged Company Stock, and Real Estate Income are 0.20%, 0.35%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Growth & Income	0.2620%	+	0.2000%	=	0.4620%
Leveraged Company Stock	0.2620%	+	0.3500%	=	0.6120%
Real Estate Income	0.2620%	+	0.3000%	=	0.5620%

The individual fund fee rates for Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund are 0.30%, 0.35%, 0.35%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Dividend Growth	0.2620%	+	0.3000%	=	0.5620%
Low-Priced Stock	0.2620%	+	0.3500%	=	0.6120%
OTC	0.2620%	+	0.3500%	=	0.6120%
Fidelity Value Discovery Fund	0.2620%	+	0.3000%	=	0.5620%

One-twelfth of the basic fee rate or the management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 Index for Dividend Growth, the Russell 2000 Index for Low-Priced Stock, the NASDAQ Composite Index for OTC, or the Russell 3000 Value Index for Fidelity Value Discovery Fund. The performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for Fidelity Value Discovery Fund, they may designate a successor index to be substituted.

For the purposes of calculating the performance adjustment for Dividend Growth, Growth & Income, OTC, Leveraged Company Stock, Low-Priced Stock, and Fidelity Value Discovery Fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

For Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund, each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. For Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund, the maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to each fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a fund or class, as applicable, is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund or class are treated as if reinvested in that fund's or class's shares at the NAV as of the record date for payment.

The record of the S&P 500 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Dividend Growth's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500 Index. The record of the Russell 2000 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Low-Priced Stock's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Index. The record of the NASDAQ Composite Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on OTC's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the NASDAQ Composite Index. The record of the Russell 3000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Fidelity Value Discovery Fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 3000 Value Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund.

Fund	Fiscal Years Ended July 31	Performance Adjustment	Management Fees Paid to FMR
Dividend Growth	2009	$ (16,364,909)	$ 18,373,399*
	2008	$ (21,624,570)	$ 51,486,363*
	2007	$ (30,501,326)	$ 63,799,570*
Growth & Income	2009	--	$ 32,740,880
	2008	--	$ 81,289,895
	2007	--	$ 135,076,721
Leveraged Company Stock	2009	--	$ 23,913,298
	2008	--	$ 46,483,827
	2007	--	$ 34,353,017
Low-Priced Stock	2009	$ 23,119,140	$ 152,469,018*
	2008	$ 61,515,193	$ 266,157,778*
	2007	$ 66,082,946	$ 305,089,169*
OTC	2009	$ 9,243,796	$ 35,713,772*
	2008	$ 16,523,502	$ 65,558,988*
	2007	$ 8,578,537	$ 61,367,122*
Real Estate Income	2009	--	$ 1,899,351
	2008	--	$ 2,395,114
	2007	--	$ 3,470,716
Fidelity Value Discovery Fund	2009	$ 14,776	$ 3,889,351*
	2008	$ 1,394,397	$ 8,121,047*
	2007	$ 536,160	$ 6,433,854*

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's or class's returns and yield, and repayment of the reimbursement by a fund or class will lower its returns and yield.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

Lawrence Rakers is the portfolio manager of Dividend Growth and receives compensation for his services. James Catudal is the portfolio manager of Growth & Income and receives compensation for his services. Joel Tillinghast is the portfolio manager of Low-Priced Stock and receives compensation for his services. Gavin Baker is the portfolio manager of OTC Portfolio and receives compensation for his services. Scott Offen is the portfolio manager of Fidelity Value Discovery Fund and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. Each portfolio manager's bonus is based on several components. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the peer group identified below for the fund.

Fund	Benchmark Index	Morningstar Peer Group
Dividend Growth	S&P 500 Index	Large Cap Blend
Growth & Income	S&P 500 Index	Large Cap Blend
Low-Priced Stock	Russell 2000 Index	Small Cap Blend
OTC Portfolio	NASDAQ Composite Index	N/A
Fidelity Value Discovery Fund	Russell 3000 Value Index	Large Cap Value, Mid Cap Value

Thomas Soviero is the portfolio manager of Leveraged Company Stock and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the CSFB Leveraged Equity Index and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Mid Cap Value, Mid Cap Blend, Mid Cap Growth, Small Cap Value, Small Cap Blend and Small Cap Growth Categories.

Mark Snyderman is the portfolio manager of Real Estate Income and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR real estate funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Real Estate Income is based on the pre-tax investment performance of the fund measured against the Fidelity Real Estate Income Composite Index, the components of which are 40% Morgan Stanley REIT Preferred Index, 40% Merrill Lynch U.S. Real Estate Corporate Bond Index and 20% FTSE NAREIT All REIT Index, and the pre-tax investment performance of the fund within the Lipper Real Estate Objective.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Rakers as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 8,921	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 7,548	none	none

* Includes Dividend Growth ($6,804 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Dividend Growth beneficially owned by Mr. Rakers was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Catudal as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 9,152	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 581	none	none

* Includes Growth & Income ($6,342 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Growth & Income beneficially owned by Mr. Catudal was over $100,000.

The following table provides information relating to other accounts managed by Mr. Tillinghast as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 24,052	$ 1,309	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 24,052	none	none

* Includes Low-Priced Stock ($24,052 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Low-Priced Stock beneficially owned by Mr. Tillinghast was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Baker as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 5,557	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 5,160	none	none

* Includes OTC Portfolio ($5,160 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of OTC Portfolio beneficially owned by Mr. Baker was over $50,000.

The following table provides information relating to other accounts managed by Mr. Offen as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 1,060	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 761	none	none

* Includes Fidelity Value Discovery Fund ($673 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Fidelity Value Discovery Fund beneficially owned by Mr. Offen was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Soviero as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 12,041	none	$ 966
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,088	none	none

* Includes Leveraged Company Stock ($3,974 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Leveraged Company Stock beneficially owned by Mr. Soviero was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Snyderman as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 1,088	none	$ 181
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Real Estate Income ($462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Real Estate Income beneficially owned by Mr. Snyderman was over $500,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not comprised of a majority of independent directors.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

4. Awards to non-employee directors are subject to management discretion.

5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;


 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, Real Estate Income, and Fidelity Value Discovery Fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, Real Estate Income, and Fidelity Value Discovery Fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of each fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for Real Estate Income are 0.0492% of the first $500 million of average net assets, 0.0353% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Dividend Growth	$ 1,203,759	$ 1,415,714	$ 1,543,878
Growth & Income	$ 1,252,916	$ 1,617,669	$ 1,960,581
Leveraged Company Stock	$ 1,000,392	$ 1,199,142	$ 1,092,641
Low-Priced Stock	$ 1,812,688	$ 2,084,463	$ 2,147,315
OTC	$ 1,112,480	$ 1,210,920	$ 1,213,796
Real Estate Income	$ 165,692	$ 211,648	$ 283,509
Fidelity Value Discovery Fund	$ 251,282	$ 389,738	$ 341,385

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended July 31, 2009, 2008, and 2007, Real Estate Income did not pay FSC for securities lending.

Payments made by Dividend Growth, Growth & Income, Leveraged Company Stock, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Dividend Growth	$ 17,265	$ 13,439	$ 8,723
Growth & Income	$ 57,360	$ 124,318	$ 82,812
Leveraged Company Stock	$ 23,929	$ 77,378	$ 41,732
Low-Priced Stock	$ 73,738	$ 142,665	$ 143,634
OTC	$ 22,652	$ 66,282	$ 31,091
Fidelity Value Discovery Fund	$ 3,085	$ 8,105	$ 1,910

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Low-Priced Stock Fund and Fidelity Value Discovery Fund are funds of Fidelity Puritan Trust, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. Currently, there are four funds offered in Fidelity Puritan Trust: Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, Fidelity Puritan® Fund, and Fidelity Value Discovery Fund. Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund are funds of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. Currently, there are 12 funds offered in Fidelity Securities Fund: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Low-Priced Stock. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Growth & Income and Leveraged Company Stock. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of OTC. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Dividend Growth, Real Estate Income, and Fidelity Value Discovery Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Dividend Growth, Low-Priced Stock, OTC, Real Estate Income, and Fidelity Value Discovery Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Low-Priced Stock's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Dividend Growth, Growth & Income, Leveraged Company Stock, and Low-Priced Stock and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for OTC, Real Estate Income, and Fidelity Value Discovery Fund and provides other audit related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Dividend Growth, Growth & Income, OTC, and Fidelity Value Discovery Fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Low-Priced Stock, Leveraged Company Stock, and Real Estate Income will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's® Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, and Fidelity Puritan Fund are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

On July 23, 2004, a complaint entitled Bennett, et al. v. Fidelity Management & Research Co. and FMR Co., Inc. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants breached their fiduciary duties by charging excessive management fees in violation of Section 36(b) of the 1940 Act. Plaintiffs seek unspecified damages and other relief, including a return of management fees paid by the funds and a reduction of future management fees. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Blue Chip Growth

Fund

Class F

(Fund 2184)

Class F shares of the fund are only
available for purchase by mutual
funds for which FMR or an affiliate
serves as investment manager.

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Blue Chip Growth Fund seeks growth of capital over the long term.

Principal Investment Strategies

  Normally investing primarily in common stocks of well-known and established companies.
  Normally investing at least 80% of assets in blue chip companies (companies whose stock is included in the Standard & Poor's 500SM Index (S&P 500®) or the Dow Jones Industrial AverageSM (DJIASM), and companies with market capitalizations of at least $1 billion if not included in either index).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in securities of domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for updated return information.

Prospectus

Fund Summary - continued

Performance history will be available for Class F after Class F has been in operation for one calendar year.

Year-by-Year Returns

Blue Chip Growth A
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	24.26%	-10.54%	-16.55%	-25.32%	24.80%	6.26%	4.03%	5.54%	11.83%	-38.60%


During the periods shown in the chart for Blue Chip Growth:

Returns

Quarter ended

Highest Quarter Return	20.03%	December 31, 1999
Lowest Quarter Return	-24.75%	December 31, 2008
Year-to-Date Return	10.83%	June 30, 2009

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class F's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Blue Chip GrowthA
Return Before Taxes	-38.60%	-4.34%	-3.61%
Return After Taxes on Distributions	-38.86%	-4.87%	-4.08%
Return After Taxes on Distributions and Sale of Fund Shares	-24.58%	-3.40%	-2.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.44%	-3.42%	-4.27%

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class F's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Russell 1000® Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class F shares of the fund.

Shareholder fees (paid by the investor directly)

Class F

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Class F

Management feeA	0.44%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.02%
Total annual class operating expenses	0.46%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Based on estimated amounts for the current fiscal year.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class F's annual return is 5% and that your shareholder fees and Class F's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Class F

1 year	$ 47
3 years	$ 148
5 years	$ 258
10 years	$ 579

Prospectus

Fund Basics

Investment Details

Investment Objective

Blue Chip Growth Fund seeks growth of capital over the long term.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks of well-known and established companies.

FMR normally invests at least 80% of the fund's assets in blue chip companies. Blue chip companies include companies whose stock is included in the S&P 500 or the DJIA, and companies with market capitalizations of at least $1 billion if not included in either index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Prospectus

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Blue Chip Growth Fund seeks growth of capital over the long term.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Blue Chip Growth Fund normally invests at least 80% of its assets in blue chip companies.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class F's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class F's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Class F shares of the fund have no exchange privilege with any other fund.

Buying Shares

The fund offers Class F shares to other investment companies managed by FMR or an affiliate.

The price to buy one share of Class F is the class's NAV. Class F shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made by federal funds wire; checks and Automated Clearing House System (ACH) payments will not be accepted.
  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Selling Shares

The price to sell one share of Class F is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Account Policies

The following policy applies to you as a shareholder.

  Fidelity will send monthly account statements detailing account balances and all transactions completed during the prior month.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Your dividends and capital gain distributions will be paid in cash or, at your election, automatically reinvested in additional shares of the fund.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Prospectus

Shareholder Information - continued

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Sonu Kalra is manager of Blue Chip Growth Fund, which he has managed since July 2009. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Kalra.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 1000 Growth Index.


Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.30%.

The basic fee for the fiscal year ended July 31, 2009 was 0.56% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 1000 Growth Index.

Prospectus

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.44% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to Class F shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Corporation (FDC) for expenses incurred in connection with providing services intended to result in the sale of Class F shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class F shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus


Appendix


Financial Highlights


The financial highlights table is intended to help you understand Class F's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Year ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 29.16
Income from Investment Operations
Net investment income (loss) D	- J
Net realized and unrealized gain (loss)	2.82 G
Total from investment operations	2.82
Net asset value, end of period	$ 31.98
Total Return B, C	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.51% A
Expenses net of fee waivers, if any	.51% A
Expenses net of all reductions	.51% A
Net investment income (loss)	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	261
Portfolio turnover rate F	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401k.com as SAIs are available upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.891660.102 BCF-F-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Series Small Cap Opportunities

Fund

(formerly Fidelity Small Cap Opportunities Fund)

Class F

(Fund 2199)

Class F shares of the fund are only
available for purchase by mutual
funds for which FMR or an affiliate
serves as investment manager.

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Series Small Cap Opportunities Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® Small-Cap 600 Index (S&P® SmallCap 600)).
  Investing in domestic and foreign issuers.
  Allocating the fund's assets across different market sectors.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for updated return information.

Prospectus

Fund Summary - continued

Performance history will be available for Class F after Class F has been in operation for one calendar year.

Year-by-Year Returns

Series Small Cap OpportunitesA
Calendar Year

2008

	-39.30%


During the period shown in the chart for Series Small Cap Opportunities:

Returns

Quarter ended

Highest Quarter Return	-0.50%	June 30, 2008
Lowest Quarter Return	-24.87%	December 31, 2008
Year-to-Date Return	11.45%	June 30, 2009

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class F's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classB

Series Small Cap OpportunitiesA
Return Before Taxes	-39.30%	-27.44%
Return After Taxes on Distributions	-39.36%	-27.51%
Return After Taxes on Distributions and Sale of Fund Shares	-25.47%	-22.84%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-33.79%	-22.58%

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class F's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

B From March 22, 2007.

Russell 2000® Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000 Index. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled companies.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class F shares of the fund.

Shareholder fees (paid by the investor directly)

Class F

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Class F

Management feeA	0.59%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.05%
Total annual class operating expenses	0.64%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Based on estimated amounts for the current fiscal year.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class F's annual return is 5% and that your shareholder fees and Class F's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Class F

1 year	$ 65
3 years	$ 205
5 years	$ 357
10 years	$ 798

Prospectus

Fund Basics

Investment Details

Investment Objective

Series Small Cap Opportunities Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR allocates the fund's assets across different market sectors, generally using different Fidelity managers to handle investments within each market sector, either through subportfolios, which are portions of the fund's assets assigned to different managers, or through central funds, which are specialized Fidelity investment vehicles designed to be used by Fidelity funds. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Series Small Cap Opportunities Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Series Small Cap Opportunities Fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class F's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class F's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Class F shares of the fund have no exchange privilege with any other fund.

Buying Shares

The fund offers Class F shares to other investment companies managed by FMR or an affiliate.

The price to buy one share of Class F is the class's NAV. Class F shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made by federal funds wire; checks and Automated Clearing House System (ACH) payments will not be accepted.
  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Selling Shares

The price to sell one share of Class F is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Account Policies

The following policy applies to you as a shareholder.

  Fidelity will send monthly account statements detailing account balances and all transactions completed during the prior month.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Your dividends and capital gain distributions will be paid in cash or, at your election, automatically reinvested in additional shares of the fund.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Lionel Harris is co-manager of Series Small Cap Opportunities Fund, which he has managed since March 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

Rayna Lesser is co-manager of Series Small Cap Opportunities Fund, which she has managed since October 2009. Since joining Fidelity Investments in 2005, Ms. Lesser has served as an analyst, portfolio assistant and portfolio manager. Prior to joining Fidelity, Ms. Lesser held analyst positions at Jennison Associates and Lord Abbett & Company.

Charles Myers is co-manager of Series Small Cap Opportunities Fund, which he has managed since October 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Myers has worked as a research analyst, portfolio assistant, and portfolio manager.

Shadman Riaz is co-manager of Series Small Cap Opportunities Fund, which he has managed since October 2009. Since joining Fidelity Investments in 2001, Mr. Riaz has served as a research analyst and portfolio manager.

Patrick Venanzi is co-manager of Series Small Cap Opportunities Fund, which he has managed since October 2009. Since joining Fidelity Investments in 2001, Mr. Venanzi has worked as a research associate, research analyst, and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Harris, Ms. Lesser, Mr. Myers, Mr. Riaz, and Mr. Venanzi.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Index.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period began on April 1, 2007 and will eventually include 36 months. The performance adjustment took effect on March 1, 2008.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.59% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Prospectus

Fund Services - continued

As of July 31, 2009, 100% of the fund's total outstanding shares was held by FMR, an FMR affiliate, and/or mutual funds managed by FMR or an FMR affiliate and FMR investment professionals.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to Class F shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Corporation (FDC) for expenses incurred in connection with providing services intended to result in the sale of Class F shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class F shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix


Financial Highlights


The financial highlights table is intended to help you understand Class F's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touch LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.24
Income from Investment Operations
Net investment income (loss) D	- I
Net realized and unrealized gain (loss)	.70
Total from investment operations	.70
Net asset value, end of period	$ 6.94
Total Return B, C	11.22%
Ratios to Average Net Assets E, H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.68% A
Net investment income (loss)	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 197
Portfolio turnover rate F	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401k.com as SAIs are available upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.891883.102 SMO-F-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Small Cap Growth

Fund

Class F

(Fund 2198)

Class F shares of the fund are only available for purchase by mutual funds for which FMR or an affiliate serves as investment manager.

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Small Cap Growth Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of Small Cap Growth, a class of the fund, and compares the performance of the fund's shares to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for current return information.

Performance history will be available for Class F after Class F has been in operation for one calendar year.

Year-by-Year Returns

Small Cap GrowthA
Calendar Years

2005

2006

2007

2008

	14.29%	13.20%	16.81%	-44.93%


During the periods shown in the chart for Small Cap Growth:

Returns

Quarter ended

Highest Quarter Return	13.30%	March 31, 2006
Lowest Quarter Return	-27.58%	December 31, 2008
Year-to-Date Return	15.54%	June 30, 2009

A The returns shown above are for Small Cap Growth, a class of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to Small Cap Growth because the classes are invested in the same portfolio of securities. Class F's returns would differ from Small Cap Growth's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of fundA

Small Cap GrowthB
Return Before Taxes	-44.93%	-1.24%
Return After Taxes on Distributions	-44.93%	-1.81%
Return After Taxes on Distributions and Sale of Fund Shares	-29.20%	-1.17%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.54%	-3.70%

A From November 3, 2004.

B The returns shown above are for Small Cap Growth, a class of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to Small Cap Growth because the classes are invested in the same portfolio of securities. Class F's returns would differ from Small Cap Growth's returns to the extent that the classes do not have the same expenses.

Russell 2000 Growth Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000® Growth Index. The Russell 3000 Growth Index comprises the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class F shares of the fund.

Shareholder fees (paid by the investor directly)

Class F

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Class F

Management feeA	0.70%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.06%
Total annual class operating expenses	0.76%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Based on estimated amounts for the current fiscal year.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class F's annual return is 5% and that your shareholder fees and Class F's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

	Class F
1 year	$ 78
3 years	$ 243
5 years	$ 422
10 years	$ 942

Prospectus

Fund Basics

Investment Details

Investment Objective

Small Cap Growth Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Prospectus

Fund Basics - continued

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Small Cap Growth Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Small Cap Growth Fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class F's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class F's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Class F shares of the fund have no exchange privilege with any other fund.

Buying Shares

The fund offers Class F shares to other investment companies managed by FMR or an affiliate.

The price to buy one share of Class F is the class's NAV. Class F shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made by federal funds wire; checks and Automated Clearing House System (ACH) payments will not be accepted.
  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Selling Shares

The price to sell one share of Class F is the class's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Prospectus

Shareholder Information - continued

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Account Policies

The following policy applies to you as a shareholder.

  Fidelity will send monthly account statements detailing account balances and all transactions completed during the prior month.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Your dividends and capital gain distributions will be paid in cash or, at your election, automatically reinvested in additional shares of the fund.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Prospectus

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranoman-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Lionel Harris is manager of Small Cap Growth Fund, which he has managed since April 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Harris.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Growth Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

Prospectus

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Growth Index.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.70% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to Class F shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Corporation (FDC) for expenses incurred in connection with providing services intended to result in the sale of Class F shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class F shares of the fund.

Prospectus

Fund Services - continued

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class F's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.03
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.88G
Total from investment operations	.87
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 10.90
Total Return B,C	8.67%
Ratios to Average Net Assets E,I
Expenses before reductions	.74% A
Expenses net of fee waivers, if any	.74% A
Expenses net of all reductions	.73% A
Net investment income (loss)	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.891903.102 SCP-F-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Small Cap Value

Fund

Class F

(Fund 2200)

Class F shares of the fund are only available for purchase by mutual funds for which FMR or an affiliate serves as investment manager.

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Small Cap Value Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of Small Cap Value, a class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for current return information.

Performance history will be available for Class F after Class F has been in operation for one calendar year.

Year-by-Year Returns

Small Cap ValueA
Calendar Years

2005

2006

2007

2008

	17.61%	15.65%	1.10%	-30.27%


During the periods shown in the chart for Small Cap Value:

Returns

Quarter ended

Highest Quarter Return	13.18%	March 31, 2006
Lowest Quarter Return	-22.23%	December 31, 2008
Year-to-Date Return	9.98%	June 30, 2009

A The returns shown above are for Small Cap Value, a class of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to Small Cap Value because the classes are invested in the same portfolio of securities. Class F's returns would differ from Small Cap Value's returns to the extent that the classes do not have the same expenses.

Prospectus

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2008

Past 1 year

Life of fundA

Small Cap ValueB
Return Before Taxes	-30.27%	1.65%
Return After Taxes on Distributions	-30.46%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	-19.39%	1.36%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	-28.92%	-2.32%

A From November 3, 2004.

B The returns shown above are for Small Cap Value, a class of the fund, which is not available through this prospectus. Class F would have substantially similar annual returns to Small Cap Value because the classes are invested in the same portfolio of securities. Class F's returns would differ from Small Cap Value's returns to the extent that the classes do not have the same expenses.

Russell 2000® Value Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000 Value Index. The Russell 3000 Value Index comprises the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class F shares of the fund.

Shareholder fees (paid by the investor directly)

Class F

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Class F

Management feeA	0.83%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.06%
Total annual class operating expenses	0.89%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Based on estimated amounts for the current fiscal year.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class F's annual return is 5% and that your shareholder fees and Class F's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Class F

1 year	$ 91
3 years	$ 284
5 years	$ 493
10 years	$ 1,096

Prospectus

Fund Basics

Investment Details

Investment Objective

Small Cap Value Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company's outstanding equity and debt), and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Prospectus

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Small Cap Value Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Small Cap Value Fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class F's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class F's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Shareholder Information - continued

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Class F shares of the fund have no exchange privilege with any other fund.

Buying Shares

The fund offers Class F shares to other investment companies managed by FMR or an affiliate.

The price to buy one share of Class F is the class's NAV. Class F shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made by federal funds wire; checks and Automated Clearing House System (ACH) payments will not be accepted.
  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Shareholder Information - continued

Selling Shares

The price to sell one share of Class F is the class's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Prospectus

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Account Policies

The following policy applies to you as a shareholder.

  Fidelity will send monthly account statements detailing account balances and all transactions completed during the prior month.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Your dividends and capital gain distributions will be paid in cash or, at your election, automatically reinvested in additional shares of the fund.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Prospectus

Shareholder Information - continued

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranoman-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Charles Myers is manager of Small Cap Value, which he has managed since May 2008. Since joining Fidelity Investments in 1999, Mr. Myers has worked as a research analyst, portfolio assistant, and manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Myers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Value Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Value Index.

Prospectus

Fund Services - continued

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.83% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to Class F shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Corporation (FDC) for expenses incurred in connection with providing services intended to result in the sale of Class F shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class F shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class F's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Period ended July 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.94 G
Total from investment operations	.95
Redemption fees added to paid in capital D, J	-
Net asset value, end of period	$ 11.22
Total Return B, C	9.25%
Ratios to Average Net Assets E, I
Expenses before reductions	.86% A
Expenses net of fee waivers, if any	.86% A
Expenses net of all reductions	.86% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159
Portfolio turnover rate F	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.891893.102 SCV-F-pro-0909

Fidelity® Blue Chip Growth Fund, Fidelity Small Cap Growth Fund,
Fidelity Series Small Cap Opportunities Fund (formerly Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund

Funds of Fidelity Securities Fund

Class F

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-835-5092 or, for a prospectus, visit Fidelity's web site at www.401k.com.

PAGE

Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

F-COM7-ptb-0909
1.891656.102

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Blue Chip Growth's, Small Cap Growth's, Series Small Cap Opportunities', and Small Cap Value's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of each of Blue Chip Growth's, Small Cap Growth's, Series Small Cap Opportunities', and Small Cap Value's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For Blue Chip Growth:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For Blue Chip Growth:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

For purposes of normally investing at least 80% of each of Small Cap Growth's, Series Small Cap Opportunities', and Small Cap Value's assets in securities of companies with small market capitalizations, FMR intends to measure the capitalization range of the Russell 2000® Index and the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600) no less frequently than once a month.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates	2009	2008
Blue Chip Growth	134%	82%
Small Cap Growth	150%	113%
Series Small Cap Opportunities	167%	179%
Small Cap Value	51%	149%

During the fiscal year ended July 31, 2009, Blue Chip Growth held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended July 31, 2009.

Fund
Regular Broker or Dealer

Aggregate Value of Securities Held

Blue Chip Growth	Deutsche Bank AG (NY Shares)	$ 52,556,020
	Goldman Sachs Group, Inc.	$ 65,042,390
	JPMorgan Chase & Co.	$ 94,066,370
	Morgan Stanley	$ 97,814,850

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund
Fiscal Year Ended

Dollar Amount

Percentage of Average Net Assets

Blue Chip Growth	July 31
2009		$ 21,139,081	0.22%
2008		$ 15,777,742	0.10%
2007		$ 20,374,324	0.10%
Small Cap Growth	July 31
2009		$ 3,308,234	0.33%
2008		$ 2,117,347	0.16%
2007		$ 1,380,461	0.17%
Series Small Cap Opportunities	July 31
2009		$ 5,020,923	0.48%
2008		$ 4,633,388	0.38%
2007A		$ 3,045,622	0.47%
Small Cap Value	July 31
2009		$ 1,818,041	0.16%
2008		$ 3,358,550	0.26%
2007		$ 1,893,439	0.14%

A Series Small Cap Opportunities commenced operations on March 22, 2007.

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2009. NFS is paid on a commission basis.

Fund	Fiscal Year Ended	Total Amount Paid to NFS
Blue Chip Growth	July 31
2009		$ 280,648
2008		$ 183,503
2007		$ 169,584
Small Cap Growth	July 31
2009		$ 42,239
2008		$ 27,116
2007		$ 12,881
Series Small Cap Opportunities	July 31
2009		$ 87,736
2008		$ 87,206
2007A		$ 10,960
Small Cap Value	July 31
2009		$ 46,623
2008		$ 70,936
2007		$ 15,149

A Series Small Cap Opportunities commenced operations on March 22, 2007.

Fund

Fiscal Year Ended 2009

% of Aggregate Commissions Paid to NFS

% of Aggregate Dollar Amount of Transactions Effected through NFS

Blue Chip Growth†	July 31	1.33%	3.92%
Small Cap Growth†	July 31	1.28%	4.73%
Series Small Cap Opportunities†	July 31	1.75%	4.51%
Small Cap Value†	July 31	2.56%	5.90%

† The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2009.

Fund	Fiscal Year Ended 2009	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Blue Chip Growth	July 31	$ 19,482,593	$ 21,139,184,747
Small Cap Growth	July 31	$ 2,889,223	$ 2,252,350,990
Series Small Cap Opportunities	July 31	$ 4,298,307	$ 2,675,860,999
Small Cap Value	July 31	$ 1,567,696	$ 1,085,781,829

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2009.

Fund	Twelve-Month Period Ended 2009	$ Amount of Commissions Allocated for Research or Brokerage Services
Blue Chip Growth	June 30	$ 1,991,097
Small Cap Growth	June 30	$ 389,805
Series Small Cap Opportunities	June 30	$ 813,984
Small Cap Value	June 30	$ 176,261

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, Blue Chip Growth had an aggregate capital loss carryforward of approximately $671,371,103. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of July 31, 2009, Small Cap Growth had an aggregate capital loss carryforward of approximately $225,666,789. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of July 31, 2009, Series Small Cap Opportunities had an aggregate capital loss carryforward of approximately $328,938,313. This loss carryforward, of which $3,862,752, $19,665,075, and $305,410,486 will expire on July 31, 2015, 2016, and 2017, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of July 31, 2009, Small Cap Value had an aggregate capital loss carryforward of approximately $19,890,497. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

Blue Chip Growth	none	none
Small Cap Growth	none	none
Series Small Cap Opportunities	none	none
Small Cap Value	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

Blue Chip Growth	none	none	none	none
Small Cap Growth	none	none	none	none
Series Small Cap Opportunities	none	none	none	none
Small Cap Value	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

Blue Chip Growth	none	none	none	none
Small Cap Growth	none	none	none	none
Series Small Cap Opportunities	none	none	none	none
Small Cap Value	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


Blue Chip GrowthB	$ 7,663	$ 7,144	$ 8,967	$ 7,663
Small Cap Growth	$ 782	$ 729	$ 915	$ 782
Series Small Cap Opportunities	$ 819	$ 764	$ 958	$ 819
Small Cap Value	$ 888	$ 828	$ 1,038	$ 888
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000
AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


Blue Chip GrowthB	$ 7,144	$ 8,028	$ 7,144	$ 7,144
Small Cap Growth	$ 729	$ 819	$ 729	$ 729
Series Small Cap Opportunities	$ 764	$ 858	$ 764	$ 764
Small Cap Value	$ 828	$ 930	$ 828	$ 828
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $5,191; Alan J. Lacy, $4,781; Ned C. Lautenbach, $6,147; Joseph Mauriello, $5,191; Cornelia M. Small, $4,781; William S. Stavropoulos, $5,464; David M. Thomas, $4,781; and Michael E. Wiley, $4,781. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $2,054; Michael E. Wiley, $1,598.

As of July 31, 2009, 100% of Series Small Cap Opportunities' total outstanding shares was held by mutual funds managed by FMR or an FMR affiliate and FMR investment professionals.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Blue Chip Growth Fund: Class F	FIMM LLC	Boston	MA	41.96%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom KSM 2050 Fund	Boston	MA	6.67%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom KSM 2045 Fund	Boston	MA	6.54%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom KSM 2040 Fund	Boston	MA	6.46%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom KSM 2035 Fund	Boston	MA	6.32%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom KSM 2030 Fund	Boston	MA	6.09%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom KSM 2025 Fund	Boston	MA	5.36%
Fidelity Blue Chip Growth Fund: Class K	Shell Oil Company	Houston	TX	14.53%
Fidelity Blue Chip Growth Fund: Class K	Ernst & Young, LLP	Lyndhurst	NJ	9.61%
Fidelity Blue Chip Growth Fund: Class K	Providence Health & Services	Renton	WA	9.40%
Fidelity Blue Chip Growth Fund: Class K	FM Global	Johnston	RI	6.94%
Fidelity Blue Chip Growth Fund: Class K	Rockwell Collins	Cedar Rapids	IA	5.79%
Fidelity Blue Chip Growth Fund: Class K	BP	Warrenville	IL	5.65%
Fidelity Blue Chip Growth Fund: Class K	Smiths Group	Malvern	PA	5.27%
Fidelity Advisor Small Cap Growth Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	26.64%
Fidelity Advisor Small Cap Growth Fund: Class A	Commonwealth Financial Network	Waltham	MA	7.90%
Fidelity Advisor Small Cap Growth Fund: Class T	LPL Financial	San Diego	CA	8.91%
Fidelity Advisor Small Cap Growth Fund: Class T	AIG	New York	NY	8.43%
Fidelity Advisor Small Cap Growth Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	8.11%
Fidelity Advisor Small Cap Growth Fund: Class T	Commonwealth Financial Network	Waltham	MA	7.16%
Fidelity Advisor Small Cap Growth Fund: Class T	Great American Advisors	Cincinnati	OH	6.50%
Fidelity Advisor Small Cap Growth Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.87%
Fidelity Advisor Small Cap Growth Fund: Class B	ING	Denver	CO	6.01%
Fidelity Advisor Small Cap Growth Fund: Class C	RBC Dain Rauscher Corp.	Minneapolis	MN	11.88%
Fidelity Advisor Small Cap Growth Fund: Class C	ING	Denver	CO	6.57%
Fidelity Advisor Small Cap Growth Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	6.03%
Fidelity Advisor Small Cap Growth Fund: Class C	Great American Advisors	Cincinnati	OH	5.04%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	First National Bank & Trust Co. of Newtown	Newtown	PA	23.63%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	Old National Bancorp	Evansville	IN	16.44%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	LPL Financial	San Diego	CA	10.72%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	ING	El Segundo	CA	8.67%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	ING	Des Moines	IA	5.22%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2020 Fund®	Boston	MA	13.34%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2030 Fund®	Boston	MA	11.27%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2040 Fund®	Boston	MA	6.82%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2010 Fund®	Boston	MA	6.21%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2025 Fund®	Boston	MA	6.13%
Fidelity Small Cap Growth Fund: Class F	FIMM LLC	Boston	MA	68.40%
Fidelity Advisor Small Cap Value Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	25.18%
Fidelity Advisor Small Cap Value Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	9.42%
Fidelity Advisor Small Cap Value Fund: Class T	Country Club Financial Services, Inc	Kansas City	MO	6.67%
Fidelity Advisor Small Cap Value Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.26%
Fidelity Advisor Small Cap Value Fund: Class B	MetLife	New York	NY	8.42%
Fidelity Advisor Small Cap Value Fund: Class C	Merrill Lynch	Jacksonville	FL	7.41%
Fidelity Advisor Small Cap Value Fund: Class C	ING	Denver	CO	5.19%
Fidelity Advisor Small Cap Value Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.16%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Jackson National	Santa Monica	CA	14.04%
Fidelity Advisor Small Cap Value Fund: Institutional Class	ING	El Segundo	CA	13.58%
Fidelity Advisor Small Cap Value Fund: Institutional Class	LPL Financial	San Diego	CA	7.04%
Fidelity Advisor Small Cap Value Fund: Institutional Class	ING	Des Moines	IA	7.00%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	6.49%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	5.73%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2020 Fund	Boston	MA	9.67%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2030 Fund	Boston	MA	8.22%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2040 Fund	Boston	MA	5.02%
Fidelity Small Cap Value Fund: Class F	FIMM LLC	Boston	MA	68.64%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Blue Chip Growth's performance to that of a blend of the performance of the S&P 500 Index and the Russell 1000® Growth Index or Small Cap Growth's performance to that of the Russell 2000 Growth Index or Series Small Cap Opportunities' performance to that of the Russell 2000 Index or Small Cap Value's performance to that of the Russell 2000 Value Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

Blue Chip Growth's individual fund fee rate is 0.30%. Small Cap Growth's, Series Small Cap Opportunities', and Small Cap Value's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Blue Chip Growth	0.2620%	+	0.3000%	=	0.5620%
Small Cap Growth	0.2620%	+	0.4500%	=	0.7120%
Series Small Cap Opportunities	0.2620%	+	0.4500%	=	0.7120%
Small Cap Value	0.2620%	+	0.4500%	=	0.7120%

One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Blue Chip Growth, Small Cap Growth, Series Small Cap Opportunities, and Small Cap Value is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of a blend of the S&P 500 Index and Russell 1000 Growth Index for Blue Chip Growth, the Russell 2000 Growth Index for Small Cap Growth, the Russell 2000 Index for Series Small Cap Opportunities, or the Russell 2000 Value Index for Small Cap Value. The performance period for Series Small Cap Opportunities commenced on April 1, 2007. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

For the period prior to June 1, 2006, Blue Chip Growth compares its performance to the S&P 500 Index (Prior Index). For the period beginning June 1, 2006, Blue Chip Growth compares its performance to Russell 1000 Growth Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Blue Chip Growth's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning June 1, 2006 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Blue Chip Growth, Small Cap Growth, Series Small Cap Opportunities, or Small Cap Value, they may designate a successor index to be substituted.

Russell 1000 Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

S&P 500 is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

For the purposes of calculating the performance adjustment for each fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to each fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a class is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The records of the S&P 500 Index and Russell 1000 Growth Index for Blue Chip Growth are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Blue Chip Growth's performance compared to the blended investment records of the S&P 500 Index and Russell 1000 Growth Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. The record of the Russell 2000 Growth Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Small Cap Growth's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Growth Index. The record of the Russell 2000 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Series Small Cap Opportunities' performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Index. The record of the Russell 2000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Small Cap Value's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Value Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

Fund	Fiscal Years Ended July 31	Performance Adjustment	Management Fees Paid to FMR
Blue Chip Growth	2009	$ (12,253,224)	$ 42,113,447*
	2008	$ (36,457,763)	$ 51,328,262*
	2007	$ (43,550,519)	$ 69,797,208*
Small Cap Growth	2009	$ (88,225)	$ 6,995,912*
	2008	$ 1,059,130	$ 10,509,013*
	2007	$ 721,094	$ 6,377,637*
Series Small Cap Opportunities	2009	$ (1,238,006)	$ 6,212,502*
	2008	$ (723,221)	$ 7,952,538*
	2007A	--	$ 1,642,872
Small Cap Value	2009	$ 1,362,085	$ 9,585,483*
	2008	$ 1,555,458	$ 10,789,356*
	2007	$ 1,453,969	$ 10,845,016*

A Series Small Cap Opportunities commenced operations on March 22, 2007.

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will lower its returns.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., FMR Japan, FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. On behalf of Series Small Cap Opportunities, FMR has entered into a sub-advisory agreement with FIIA. On behalf of Series Small Cap Opportunities, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR and FIIA, and not the funds, pay the sub-advisers.

Lionel Harris is the portfolio manager of Series Small Cap Opportunities and receives compensation for his services. Effective October 1, 2009, Lionel Harris, Rayna Lesser, Charles Myers, Shadman Riaz, and Pat Venanzi will be co-managers of Series Small Cap Opportunities and will receive compensation for their services. Information with respect to Ms. Lesser's, Mr. Myers', Mr. Riaz's, and Mr. Venanzi's holdings and other accounts managed will be updated in a supplement to this SAI.

Sonu Kalra is the portfolio manager of Blue Chip Growth and receives compensation for his services. Lionel Harris is the portfolio manager of Small Cap Growth and Series Small Cap Opportunities and receives compensation for his services. Charles Myers is the portfolio manager of Small Cap Value and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Kalra's bonus that is linked to the investment performance of Blue Chip Growth is based on the fund's pre-tax investment performance measured against the Russell 1000 Growth Index and the fund's pre-tax investment performance (based on the fund's retail class) within the Morningstar® Large Cap Growth Category. The portion of Mr. Harris' bonus that is linked to the investment performance of Small Cap Growth is based on the fund's pre-tax investment performance measured against the Russell 2000 Growth Index, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Small Cap Growth Category. The portion of Mr. Harris' bonus that is linked to the investment performance of Series Small Cap Opportunities is based on the pre-tax investment performance of the portion of the fund's assets he manages measured against a benchmark index. The portion of Mr. Myers' bonus that is linked to the investment performance of Small Cap Value is based on the fund's pre-tax investment performance measured against the Russell 2000 Value Index, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Small Cap Value Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Kalra as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 10,284	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 10,284	none	none

* Includes Blue Chip Growth ($10,284 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Blue Chip Growth beneficially owned by Mr. Kalra was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Harris as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 2,467	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,467	none	none

* Includes Small Cap Growth ($1,183 (in millions) assets managed with performance-based advisory fees) and Series Small Cap Opportunities ($1,284 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Small Cap Growth beneficially owned by Mr. Harris was $100,001 - $500,000. As of July 31, 2009, the dollar range of shares of Series Small Cap Opportunities beneficially owned by Mr. Harris was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Myers as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$ 2,050	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,050	none	none

* Includes Small Cap Value ($1,609 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Small Cap Value beneficially owned by Mr. Myers was over $1,000,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

D. Non-routine proposals will generally be voted in accordance with the Guidelines.

E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G. Large-Capitalization Company - a company included in the Russell 1000 stock index.

H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not comprised of a majority of independent directors.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

4. Awards to non-employee directors are subject to management discretion.

5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Class F of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class F and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Class F Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class F Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class F shares and/or shareholder support services. In addition, each Class F Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class F shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Class F of the fund and its shareholders. In particular, the Trustees noted that each Class F Plan does not authorize payments by Class F of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Class F shares, additional sales of Class F shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for Class F of each fund.

FIIOC receives no fees for providing transfer agency services to Class F.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for Class F of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Blue Chip Growth	$ 1,351,387	$ 1,526,784	$ 1,681,608
Small Cap Growth	$ 353,623	$ 426,475	$ 280,649
Series Small Cap Opportunities	$ 368,109	$ 394,697	$ 80,525A
Small Cap Value	$ 399,816	$ 417,588	$ 429,622

A Series Small Cap Opportunities commenced operations on March 22, 2007.

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Blue Chip Growth	$ 28,237	$ 66,362	$ 27,969
Small Cap Growth	$ 13,287	$ 23,430	$ 5,873
Series Small Cap Opportunities	$ 9,838	$ 13,968	$ 0A
Small Cap Value	$ 22,846	$ 16,725	$ 6,224

A Series Small Cap Opportunities commenced operations on March 22, 2007.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Blue Chip Growth Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund are funds of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. On April 1, 2009, Fidelity Series Small Cap Opportunities Fund changed its name from Fidelity Small Cap Opportunities Fund to Fidelity Series Small Cap Opportunities Fund. Currently, there are 12 funds offered in Fidelity Securities Fund: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Small Cap Growth and Small Cap Value and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Blue Chip Growth and Series Small Cap Opportunities and provides other audit related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Small Cap Growth, Series Small Cap Opportunities, and Small Cap Value will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end.

Blue Chip Growth will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

Each fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

On July 23, 2004, a complaint entitled Bennett, et al. v. Fidelity Management & Research Co. and FMR Co., Inc. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants breached their fiduciary duties by charging excessive management fees in violation of Section 36(b) of the 1940 Act. Plaintiffs seek unspecified damages and other relief, including a return of management fees paid by the funds and a reduction of future management fees. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

International Real Estate

Fund

(fund number 1368, trading symbol FIREX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

International Real Estate Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in non-U.S. securities.
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
  Allocating investments across different countries and regions.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Real Estate Industry Concentration. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a market index and an average of the performance of similar funds over various periods of time. International Real Estate also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Visit www.fidelity.com for current return information.

Year-by-Year Returns

International Real Estate*
Calendar Years

2005

2006

2007

2008

	14.94%	42.87%	-8.25%	-50.52%


During the periods shown in the chart for International Real Estate:

Returns

Quarter ended

Highest Quarter Return	18.93%	December 31, 2006
Lowest Quarter Return	-24.32%	December 31, 2008
Year-to-Date Return	14.18%	June 30, 2009

* The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classA

International Real Estate*
Return Before Taxes	-50.52%	-2.81%
Return After Taxes on Distributions	-50.52%	-4.67%
Return After Taxes on Distributions and Sale of Fund Shares	-32.84%	-2.68%
MSCI® EAFE® Index (reflects no deduction for fees, expenses, or taxes)	-43.28%	1.30%
FTSE EPRA/NAREIT Developed ex North American Index (reflects no deduction for fees, expenses, or taxes)	-52.03%	-0.24%
LipperSM International Real Estate Funds Average (reflects no deduction for sales charges or taxes)	-49.78%	--

* The returns shown above are for a class of shares of the fund.

A From September 8, 2004.

MSCI® EAFE® Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure the investable equity market performance for global investors of developed markets, excluding the United States and Canada. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

FTSE EPRA/NAREIT Developed ex North America Index is a free float-adjusted market capitalization-weighted index of all eligible developed market real estate stocks world-wide excluding North America.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Management fee	0.71%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.48%
Total annual class operating expenses	1.19%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


International Real Estate*

1 year	$ 121
3 years	$ 378
5 years	$ 654
10 years	$ 1,443

* The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

International Real Estate Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the real estate industry and other real estate related investments. Companies in the real estate industry and real estate related investments may include, for example, real estate investment trusts (REITs) or similar REIT-like entities that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

FMR normally allocates the fund's investments across different countries and regions.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular industry, the fund's performance could depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT or similar REIT-like entity can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

International Real Estate Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

International Real Estate Fund normally invests at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Prospectus

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Prospectus

Shareholder Information - continued

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

Prospectus

  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

Shareholder Information - continued

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

Shareholder Information - continued

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Steve Buller is manager of International Real Estate Fund, which he has managed since January 2007. He also manages Fidelity's institutional securities real estate accounts and other Fidelity funds not available to U.S. investors. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Buller.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended July 31, 2009, was 0.71% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

Prospectus

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the period of operations. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 15.73	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.25	.31	.30	.23
Net realized and unrealized gain (loss)	(2.59)	(3.50)	2.35	2.93	1.91
Total from investment operations	(2.39)	(3.25)	2.66	3.23	2.14
Distributions from net investment income	-	(.31)	(.22)	(.24)	(.03)
Distributions from net realized gain	-	(1.50)	(1.42)	(.40)	(.03)
Total distributions	-	(1.81)	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	- I	.01	.02	.01	.01
Net asset value, end of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	(22.38)%	(22.97)%	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.11%	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.19%	1.10%	1.06%	1.12%	1.29% A
Expenses net of all reductions	1.16%	1.07%	.96%	.91%	1.27% A
Net investment income (loss)	2.81%	1.86%	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	55%	63%	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.804749.105 IRE-pro-0909

Fidelity® International Real Estate Fund

A Fund of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

PAGE

Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Canada	<Click Here>
Special Considerations Regarding Europe	<Click Here>
Special Considerations Regarding Japan	<Click Here>
Special Considerations Regarding Asia Pacific Region (ex Japan)	<Click Here>
Special Considerations Regarding Latin America	<Click Here>
Special Considerations Regarding Emerging Markets	<Click Here>
Special Considerations Regarding Russia	<Click Here>
Special Considerations Regarding the Middle East and Africa	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

IRE-ptb-0909
1.804750.105

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, except that the fund will invest more than 25% of its total assets in the real estate industry (this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities).

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Companies "Principally Engaged" in the Real Estate Industry. For purposes of the fund's investment objective and policy of investing at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments, FMR may consider a company to be principally engaged in the real estate industry if: (i) at least a plurality of its assets (marked to market), gross income, or net profits are attributable to ownership, construction, management, or sale of residential, commercial, or industrial real estate, or (ii) a third party has given the company an industry or sector classification consistent with real estate.

Country or Geographic Region. FMR considers a number of factors to determine whether an investment is tied economically to a particular country or region including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Fund's Rights as an Investor. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

Futures may be based on foreign indexes such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Financial Times Stock Exchange Eurotop 100 Index (FTSE Eurotop 100) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the Australian Stock Exchange All Ordinaries Index (ASX All Ordinaries) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.
Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. One of the provinces, Quebec, which has a predominantly French-speaking population, does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. In case a referendum about the independence of Quebec were successful, then the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement may make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas, particularly China, may change the composition of Canada's trade and foreign investment composition in the near future.

Economic growth has recently slowed down in certain sectors of the Canadian economy. As the current global economic crisis significantly affects the United States economy and weakens global demand for commodities, the Canadian economy is likely to also suffer.

SPECIAL CONSIDERATIONS REGARDING EUROPE

The European Union (EU) is an intergovernmental and supranational union of most Western European countries and a growing number of Eastern European countries, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established, among other things, the European Economic and Monetary Union (EMU) which sets out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. Many member states have adopted, and other member states are generally expected to eventually adopt, the euro as their single currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank. However, certain countries do not qualify for the euro and thus risk being left behind.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires candidates for EMU membership to comply with. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. The countries adopting the euro must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe's economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States and could pose political risk. One or more member states might exit the EU, placing its currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU's enlargement to the south and east, and resolving the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. The EU has been extending its influence to the east. It has accepted several Eastern European countries as new members, and has plans to accept several more in the medium-term. It is hoped that membership for these states will help cement economic and political stability. For these countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, new member states which were former Soviet satellites remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union. Further expansion of the EU has long-term economic benefits, but certain European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge, the candidate countries' accessions may grow more controversial. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration, and cultural implications that may result from such enlargement. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. For example, a large segment of the population in the United Kingdom may be indifferent or opposed to the EU, while other countries are generally more in favor of European integration. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet block and may, at times, take actions which negatively impact EU economic activity.

It is possible that the gap between rich and poor within the EU's member countries, and particularly among new members that have not met the requirements for joining the EMU may increase, and that realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits.

In the transition to the single economic system, significant political decisions will be made which may affect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. The EU economy is expected to potentially benefit from long-term growth as more countries join the EU - especially considering that the new member states are usually poorer than the EU average and could experience faster GDP growth, which could help achieve the dynamic of the united Europe.

As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. According to the Maastricht treaty, member countries must maintain tight control over inflation, public debt, and budget deficit in order to qualify for participation in the euro. These requirements severely limit EMU member countries' ability to implement monetary policy to address regional economic conditions.

The current global economic crisis has brought several small economies in Europe to the brink of bankruptcy and many other economies into recession. The crisis and its impact on European economies may not have fully unfolded. New members of the EU, which are generally less economically stable, may be more impacted by the current global economic crisis than other members. In response to the crisis, many countries in Europe have temporarily increased regulation of financial markets and instituted various measures to increase liquidity. Greater regulation is expected in the near future, although the exact nature and effect of this regulation is unknown.

Currency. Investing in euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. Many European countries rely heavily upon export-dependent businesses and any strength in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. Recently, the euro was still near historic highs.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Denmark, Finland, Norway, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition. As the current global economic crisis intensifies, it is likely that the Nordic countries' economies also will be severely impacted in the near term.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries.

Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008. Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital. As the current global economic crisis restricts international credit supplies, several Eastern European economies are facing significant credit and economic crises.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation have helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

Economic. For three decades from the 1960s through the 1980s, Japan's overall real economic growth had been spectacular. However, growth slowed markedly in the 1990s and Japan's economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy appears to be falling into another recession as the current global economic crisis spreads. The contraction of Japan's major export markets and the rapid appreciation in the value of the yen have negatively impacted Japan's exports. This economic recession is likely compounded by Japan's massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

Overseas trade is important to Japan's economy and Japan's economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Domestic or foreign trade sanctions or other protectionist measures could adversely impact Japan's economy. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

A pressing need to sustain Japan's economic recovery and improve its economic growth is the task of overhauling the nation's financial institutions. Banks, in particular, may have to reform themselves to become more competitive. Successful financial sector reform would contribute to Japan's economic recovery at home and would benefit other economies in Asia. Internal conflict over the proper way to reform the banking system exists. Currently, Japanese banks, while possibly less affected by the current global economic crisis than their Western peers, are facing new difficulties as Japan's economy struggles and corporate bankruptcies increase.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan strait, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Union.

The current global economic crisis has spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. Current economic conditions are also significantly affecting consumer confidence and local stock markets. The governments of many countries in the region have taken steps to fight against the impacts of the global slowdown, but the effects of such efforts are not yet known.

The Republic of Korea (South Korea). Investors should be aware that investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Although relations between North Korea and South Korea had begun to improve in the past few years, recent developments are troubling. As a result, these relations still remain tense and the possibility of military action between the two countries still exists. Corporate and financial sector restructuring initiated by the Korean government, in conjunction with the IMF, after the 1997-1998 Asian financial crisis can be expected to continue but its full impact cannot be predicted yet. The Korean economy's reliance on international trade and other Asian economies makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. As the current global economic crisis intensifies, the Korean economy could be severely impacted once the effects of the crisis fully unfold. Investing in South Korea also involves the possibility of the imposition of exchange controls, which may include restrictions on the repatriation of fund investments or on the conversion of local currency into foreign currencies.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion. Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan, which Beijing has long deemed a part of China and has made a nationalist cause of recovering it. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China.

The current global economic crisis has caused a marked slowdown in economic growth in the region, leading the local governments, especially the Chinese government, to take unprecedented steps to shore up economic growth and prevent widespread unemployment. The results of these measures are unpredictable, and the full effects of the crisis in the region are as yet unknown.

Southeast Asia. In addition to the risks inherent in investing in the emerging markets, the risks of investing in Southeast Asia merit special consideration. The region is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold.

Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country's ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. In late December 2004, a major tsunami took nearly 127,000 lives, left more than 93,000 people missing and nearly 441,000 people displaced, and destroyed $4.5 to $5.0 billion worth of property. The negative effects of the tsunami are still felt today, and similar natural disasters could happen again. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities. As the current global economic crisis weakens the global demand for oil and other commodities, Latin American countries are facing significant economic difficulties that could lead certain countries into recession. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Historically, government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies may face significant economic difficulties and some economies could fall into recession as the current global economic crisis tightens international credit supplies.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS

Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. As the current global economic crisis weakens the global demand for their exports and tightens international credit supplies, many emerging countries are facing significant economic difficulties and some countries are falling into recession.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic and political reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign and private investors.

In the last few years, as significant income from oil and commodity exports has boosted Russia's economy, Russia's government has begun to make bolder steps to re-assert its regional geopolitical influence (including military steps). Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth.

Economic. Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations because of theft or other reasons.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis causes the commodity prices, especially the price of oil, to tumble, many sectors in the Russian economy have fallen into turmoil, threatening to push the whole economy into significant slowdown and even recession. Turmoil in the stock markets are forcing the Russian authority to frequently suspend trading on the Russian Trading System, which causes certain concerns about the liquidity of the Russian stock markets.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers' ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors could face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by nervous foreign investors. The current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy can cause flight from the Russian ruble into United States dollars and other currencies and can force the Russian central bank to spend reserves to maintain the value of the ruble. If the Russian central bank falters in its defense of the ruble, there could be additional pressure on Russia's banks and its currency.

SPECIAL CONSIDERATIONS REGARDING THE MIDDLE EAST AND AFRICA

Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war.

Economic. Middle Eastern and African countries historically have suffered from economic instability. Certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. The volatility may be exacerbated by this greater illiquidity. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis weakens the global demand for oil, gas, and other commodities, causing prices of oil, gas, and other commodities to fall, some countries in the region are facing significant economic difficulties and many countries could be forced to scale down their infrastructure development and the size of their public welfare systems, which could have long-term economic, social, and political implications.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or Euro, rather than at levels determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using electronic communications networks (ECNs), electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the fund's portfolio turnover rates were 55% and 63%, respectively.

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended July 31

Dollar Amount

Percentage of Average Net Assets

2009	$ 462,891	0.14%
2008	$ 1,224,517	0.15%
2007	$ 4,304,749	0.42%

During the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid brokerage commissions of $0, $90, and $0, respectively, to NFS. NFS is paid on a commission basis.

During the fiscal year ended July 31, 2009, the fund paid $387,229 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $240,232,898 of transactions. For the twelve-month period ending June 30, 2009, $62,674 of the fund's brokerage commissions were allocated for research or brokerage services.

VALUATION

The class's NAV is the value of a single share. The NAV of the class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. However, a portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Short-term capital gains are taxable at ordinary income tax rates.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, the fund had an aggregate capital loss carryforward of approximately $159,443,097. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

International Real Estate	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

International Real Estate	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

International Real Estate	$10,001 - $50,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


International Real Estate	$ 257	$ 239	$ 301	$ 257
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000
AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


International Real Estate	$ 239	$ 269	$ 239	$ 239
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of Class A's, Class T's, Class B's, Class C's, and Institutional Class's outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor International Real Estate Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	25.27%
Fidelity Advisor International Real Estate Fund: Class A	Cambridge Investment Research, Inc.	Fairfield	IA	17.11%
Fidelity Advisor International Real Estate Fund: Class A	Nationwide Financial	Columbus	OH	7.56%
Fidelity Advisor International Real Estate Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	5.14%
Fidelity Advisor International Real Estate Fund: Class T	Northeast Securities, Inc.	Mitchell Field	NY	8.52%
Fidelity Advisor International Real Estate Fund: Class T	Cambridge Investment Research, Inc.	Fairfield	IA	5.86%
Fidelity Advisor International Real Estate Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	23.66%
Fidelity Advisor International Real Estate Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	13.25%
Fidelity Advisor International Real Estate Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	8.89%
Fidelity Advisor International Real Estate Fund: Class C	Raymond James & Associates, Inc.	Port Charlotte	FL	6.99%
Fidelity Advisor International Real Estate Fund: Institutional Class	LPL Financial	San Diego	CA	36.65%
Fidelity Advisor International Real Estate Fund: Institutional Class	Cadaret Grant & Company, Inc.	Manlius	NY	19.45%
Fidelity Advisor International Real Estate Fund: Institutional Class	Shareholders Service Group, Inc	San Diego	CA	7.68%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for July 2009, the fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
	0.2620%	+	0.4500%	=	0.7120%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FMR management fees of $2,293,252, $5,688,515, and $7,329,886, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the class's returns, and repayment of the reimbursement by the class will lower its returns.

Sub-Adviser - FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the fund, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the fund, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of the fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the fund, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., FMR Japan, FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., FMR Japan, and FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIIA, and not the fund, pay the sub-advisers.

Steve Buller is the portfolio manager of International Real Estate and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR real estate funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of International Real Estate is based on the pre-tax investment performance of the fund measured against the FTSE EPRA/NAREIT Developed ex North America Index, and the pre-tax investment performance of the fund (based on the performance of the fund's retail class) within the Lipper International Real Estate Objective. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Buller as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	3	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,325	$ 207	$ 770
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes International Real Estate ($349 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of International Real Estate beneficially owned by Mr. Buller was $50,001-$100,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small-or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of International Real Estate's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the Standard & Poor's 500SM Index (S&P 500®) exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FSC pricing and bookkeeping fees of $166,431, $386,032, and $474,817, respectively.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FSC $2,555, $4,677, and $3,455, respectively, for securities lending.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity International Real Estate Fund is a fund of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. On January 30, 2009, Fidelity Advisor Growth Strategies Fund changed its name from Fidelity Advisor Aggressive Growth Fund to Fidelity Advisor Growth Strategies Fund. Currently, there are 12 funds offered in the trust: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

International Real Estate

Fund

Class A

(fund number 1851)

Class T

(fund number 1854)

Class B

(fund number 1852)

Class C

(fund number 1853)

Prospectus

October 9, 2009

Class A, Class T, Class B, and
Class C are classes of Fidelity®
International Real Estate Fund
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in non-U.S. securities.
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
  Allocating investments across different countries and regions.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Real Estate Industry Concentration. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® International Real Estate Fund (the fund). The information illustrates the fund's performance over the past year, as represented by the performance of Class A, and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each class also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.advisor.fidelity.com for current return information.

Year-by-Year Returns

The returns in the chart do not include the effect of Class A's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Advisor International Real Estate - Class A
Calendar Year

2008

	-50.71%


During the period shown in the chart for Class A of International Real Estate:

Returns

Quarter ended

Highest Quarter Return	-8.68%	March 31, 2008
Lowest Quarter Return	-24.43%	December 31, 2008
Year-to-Date Return	14.11%	June 30, 2009


Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classA

Advisor International Real Estate
Class A* - Return Before Taxes	-53.54%	-40.53%
 Return After Taxes on Distributions	-53.54%	-41.82%
 Return After Taxes on Distributions and Sale of Fund Shares	-34.80%	-33.50%
Class T - Return Before Taxes	-52.58%	-39.90%
Class B - Return Before Taxes	-53.50%	-40.19%
Class C - Return Before Taxes	-51.58%	-38.96%
MSCI® EAFE® Index (reflects no deduction for fees, expenses, or taxes)	-43.28%	-25.68%
FTSE EPRA/NAREIT Developed ex North America Index (reflects no deduction for fees, expenses, or taxes)	-52.03%	-37.99%
LipperSM International Real Estate Funds Average (reflects no deduction for sales charges or taxes)	-49.78%	--

A From April 4, 2007.

MSCI® EAFE® Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure the investable equity market performance for global investors of developed markets, excluding the United States and Canada. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

FTSE EPRA/NAREIT Developed ex North America Index is a free float-adjusted market capitalization-weighted index of all eligible developed market real estate stocks world-wide excluding North America.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Class A

Class T

Class B

Class C

Maximum sales charge (load) on purchases (as a % of offering price)A	5.75%B	3.50%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)D	1.50%	1.50%	1.50%	1.50%

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

E The actual contingent deferred sales charge may be higher due to rounding.

F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 1.00% to 0%.

G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from class assets)

Class A

Class T

Class B

Class C

Management fee	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%
Other expenses	0.49%	0.50%	0.48%	0.48%
Total annual class operating expensesA	1.45%	1.71%	2.19%	2.19%

A FMR has voluntarily agreed to reimburse Class A, Class T, Class B and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Class A

Effective Date

Class T

Effective Date

Class B

Effective Date

Class C

Effective Date

1.50%	4/4/07	1.75%	4/4/07	2.25%	4/4/07	2.25%	4/4/07

These arrangements may be discontinued by FMR at any time.

Prospectus

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:


Class A

Class T

Class B

Class C


Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

1 year	$ 714	$ 714	$ 518	$ 518	$ 722	$ 222	$ 322	$ 222
3 years	$ 1,007	$ 1,007	$ 870	$ 870	$ 985	$ 685	$ 685	$ 685
5 years	$ 1,322	$ 1,322	$ 1,246	$ 1,246	$ 1,375	$ 1,175	$ 1,175	$ 1,175
10 years	$ 2,210	$ 2,210	$ 2,299	$ 2,299	$ 2,249A	$ 2,249A	$ 2,524	$ 2,524

A Reflects conversion to Class A shares after a maximum of seven years.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the real estate industry and other real estate related investments. Companies in the real estate industry and real estate related investments may include, for example, real estate investment trusts (REITs) or similar REIT-like entities that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

FMR normally allocates the fund's investments across different countries and regions.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular industry, the fund's performance could depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT or similar REIT-like entity can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Fidelity Distributors Corporation (FDC). In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Prospectus

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Shareholder Information - continued

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Prospectus

Shareholder Information - continued

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next offering price or NAV, as applicable, calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Prospectus

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Any applicable CDSC is calculated based on your original redemption amount (before deducting any applicable redemption fee).

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Prospectus

Shareholder Information - continued

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, and any applicable CDSC, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

You wish to sell more than $100,000 worth of shares;


When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

You are requesting that redemption proceeds be paid to someone other than the account owner; or

In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

Prospectus

Shareholder Information - continued

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

· To transfer money between a bank account and your fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of shares.

     - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

· To make contributions from your fund account to your Fidelity Advisor IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy Class A, Class T, Class B, or Class C shares of a Fidelity fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

Prospectus

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may close your account and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

Prospectus

Shareholder Information - continued

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Prospectus

Fund Services - continued

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Steve Buller is manager of the fund, which he has managed since January 2007. He also manages Fidelity's institutional securities real estate accounts and other Fidelity funds not available to U.S. investors. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Buller.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended July 31, 2009, was 0.71% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

Prospectus

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail on the following pages and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Prospectus

Fund Services - continued

Sales Charges and Concessions - Class A

Sales Charge

As a % of offering priceA

As an approximate % of net amount investedA

Investment professional concession as % of offering price

Up to $49,999B	5.75%	6.10%	5.00%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	None	None	1.00%C
$4,000,000 to $24,999,999	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase

Contingent Deferred Sales ChargeA

Less than 1 year	1.00%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Prospectus

Sales Charges and Concessions - Class T

Sales Charge

As a % of offering priceA

As an approximate % of net amount investedA

Investment professional concession as % of offering price

Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Prospectus

Fund Services - continued

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Advisor Diversified Stock Fund and Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Prospectus

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase

Contingent Deferred Sales ChargeA

Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

Prospectus

Fund Services - continued

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

Prospectus

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

Prospectus

Fund Services - continued

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Prospectus

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

Prospectus

Fund Services - continued

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class T shares.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

Prospectus

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of each class's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

Fund Services - continued

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Advisor International Real Estate - Class A

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.18	.20	.11
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.39)	(3.28)	(1.76)
Distributions from net investment income	-	(.31)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.81)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.42%	1.35%	1.26% A
Net investment income (loss)	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Appendix - continued

Advisor International Real Estate - Class T

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.17	.10
Net realized and unrealized gain (loss)	(2.58)	(3.48)	(1.87)
Total from investment operations	(2.41)	(3.31)	(1.77)
Distributions from net investment income	-	(.28)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.78)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.68%	1.60%	1.51% A
Net investment income (loss)	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Advisor International Real Estate - Class B

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.23)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.73)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.17%	2.11%	2.01% A
Net investment income (loss)	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Appendix - continued

Advisor International Real Estate - Class C

Years ended July 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.13	.11	.07
Net realized and unrealized gain (loss)	(2.57)	(3.48)	(1.87)
Total from investment operations	(2.44)	(3.37)	(1.80)
Distributions from net investment income	-	(.24)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.74)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.17%	2.11%	2.00% A
Net investment income (loss)	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.843177.104 AIRE-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

International Real Estate

Fund

Institutional Class

(Fund 1855)

Prospectus

October 9, 2009

Institutional Class is a class of Fidelity® International Real Estate Fund
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in non-U.S. securities.
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
  Allocating investments across different countries and regions.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
  Real Estate Industry Concentration. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® International Real Estate Fund (the fund). The information illustrates the fund's performance over the past year, as represented by the performance of Institutional Class, and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Institutional Class also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.advisor.fidelity.com for current return information.

Year-by-Year Returns


Advisor International Real Estate - Institutional Class
Calendar Year

2008

	-50.60%


During the period shown in the chart for Institutional Class of International Real Estate:

Returns

Quarter ended

Highest Quarter Return	-8.59%	March 31, 2008
Lowest Quarter Return	-24.37%	December 31, 2008
Year-to-Date Return	14.37%	June 30, 2009

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classA

Advisor International Real Estate
Institutional Class - Return Before Taxes	-50.60%	-38.33%
 Return After Taxes on Distributions	-50.60%	-39.68%
 Return After Taxes on Distributions and Sale of Fund Shares	-32.89%	-31.79%
MSCI® EAFE® Index (reflects no deduction for fees, expenses, or taxes)	-43.28%	-25.68%
FTSE EPRA/NAREIT Developed ex North America Index (reflects no deduction for fees, expenses, or taxes)	-52.03%	-37.99%
LipperSM International Real Estate Funds Average (reflects no deduction for sales charges or taxes)	-49.78%	--

A From April 4, 2007.

MSCI® EAFE® Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure the investable equity market performance for global investors of developed markets, excluding the United States and Canada. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

FTSE EPRA/NAREIT Developed ex North American Index is a free float-adjusted market capitalization-weighted index of all eligible developed market real estate stocks world-wide excluding North America.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Institutional Class shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Institutional Class

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Institutional Class

Management fee	0.71%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.48%
Total annual class operating expensesA	1.19%

A Effective April 4, 2007, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Institutional Class

1 year	$ 121
3 years	$ 378
5 years	$ 654
10 years	$ 1,443

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the real estate industry and other real estate related investments. Companies in the real estate industry and real estate related investments may include, for example, real estate investment trusts (REITs) or similar REIT-like entities that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

FMR normally allocates the fund's investments across different countries and regions.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular industry, the fund's performance could depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT or similar REIT-like entity can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Institutional Class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Fidelity Distributors Corporation (FDC). In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Shareholder Information - continued

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

Prospectus

Shareholder Information - continued

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity; and

7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is the class's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

Prospectus

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

Shareholder Information - continued

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Prospectus

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Prospectus

Shareholder Information - continued

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

· To transfer money between a bank account and your fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of shares.

     - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and your fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may close your account and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Prospectus

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Steve Buller is manager of the fund, which he has managed since January 2007. He also manages Fidelity's institutional securities real estate accounts and other Fidelity funds not available to U.S. investors. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Buller.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended July 31, 2009, was 0.71% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

Prospectus

Fund Services - continued

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss)D	.20	.24	.12
Net realized and unrealized gain (loss)	(2.58)	(3.49)	(1.86)
Total from investment operations	(2.38)	(3.25)	(1.74)
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(1.50)	-
Total distributions	-	(1.83)	-
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 8.28	$ 10.66	$ 15.73
Total Return B,C	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.17%	1.10%	.97% A
Net investment income (loss)	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.843170.104 AIREI-pro-0909

Fidelity Advisor International Real Estate Fund

Class A, Class T, Class B, Class C, and Institutional Class

Classes of Fidelity® International Real Estate Fund

A Fund of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at www.advisor.fidelity.com.

PAGE

Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Canada	<Click Here>
Special Considerations Regarding Europe	<Click Here>
Special Considerations Regarding Japan	<Click Here>
Special Considerations Regarding Asia Pacific Region (ex Japan)	<Click Here>
Special Considerations Regarding Latin America	<Click Here>
Special Considerations Regarding Emerging Markets	<Click Here>
Special Considerations Regarding Russia	<Click Here>
Special Considerations Regarding the Middle East and Africa	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

AIRE/AIREI-ptb-0909
1.843237.104

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of International Real Estate (the fund)'s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, except that the fund will invest more than 25% of its total assets in the real estate industry (this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities).

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Companies "Principally Engaged" in the Real Estate Industry. For purposes of the fund's investment objective and policy of investing at least 80% of its assets in securities of companies principally engaged in the real estate industry and other real estate related investments, FMR may consider a company to be principally engaged in the real estate industry if: (i) at least a plurality of its assets (marked to market), gross income, or net profits are attributable to ownership, construction, management, or sale of residential, commercial, or industrial real estate, or (ii) a third party has given the company an industry or sector classification consistent with real estate.

Country or Geographic Region. FMR considers a number of factors to determine whether an investment is tied economically to a particular country or region including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Fund's Rights as an Investor. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

Futures may be based on foreign indexes such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Financial Times Stock Exchange Eurotop 100 Index (FTSE Eurotop 100) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the Australian Stock Exchange All Ordinaries Index (ASX All Ordinaries) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING CANADA

Political. Canada's parliamentary system of government is, in general, stable. One of the provinces, Quebec, which has a predominantly French-speaking population, does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. In case a referendum about the independence of Quebec were successful, then the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement may make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas, particularly China, may change the composition of Canada's trade and foreign investment composition in the near future.

Economic growth has recently slowed down in certain sectors of the Canadian economy. As the current global economic crisis significantly affects the United States economy and weakens global demand for commodities, the Canadian economy is likely to also suffer.

SPECIAL CONSIDERATIONS REGARDING EUROPE

The European Union (EU) is an intergovernmental and supranational union of most Western European countries and a growing number of Eastern European countries, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established, among other things, the European Economic and Monetary Union (EMU) which sets out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. Many member states have adopted, and other member states are generally expected to eventually adopt, the euro as their single currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank. However, certain countries do not qualify for the euro and thus risk being left behind.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires candidates for EMU membership to comply with. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. The countries adopting the euro must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe's economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States and could pose political risk. One or more member states might exit the EU, placing its currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU's enlargement to the south and east, and resolving the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. The EU has been extending its influence to the east. It has accepted several Eastern European countries as new members, and has plans to accept several more in the medium-term. It is hoped that membership for these states will help cement economic and political stability. For these countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, new member states which were former Soviet satellites remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union. Further expansion of the EU has long-term economic benefits, but certain European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge, the candidate countries' accessions may grow more controversial. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration, and cultural implications that may result from such enlargement. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. For example, a large segment of the population in the United Kingdom may be indifferent or opposed to the EU, while other countries are generally more in favor of European integration. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet block and may, at times, take actions which negatively impact EU economic activity.

It is possible that the gap between rich and poor within the EU's member countries, and particularly among new members that have not met the requirements for joining the EMU may increase, and that realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits.

In the transition to the single economic system, significant political decisions will be made which may affect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. The EU economy is expected to potentially benefit from long-term growth as more countries join the EU - especially considering that the new member states are usually poorer than the EU average and could experience faster GDP growth, which could help achieve the dynamic of the united Europe.

As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. According to the Maastricht treaty, member countries must maintain tight control over inflation, public debt, and budget deficit in order to qualify for participation in the euro. These requirements severely limit EMU member countries' ability to implement monetary policy to address regional economic conditions.

The current global economic crisis has brought several small economies in Europe to the brink of bankruptcy and many other economies into recession. The crisis and its impact on European economies may not have fully unfolded. New members of the EU, which are generally less economically stable, may be more impacted by the current global economic crisis than other members. In response to the crisis, many countries in Europe have temporarily increased regulation of financial markets and instituted various measures to increase liquidity. Greater regulation is expected in the near future, although the exact nature and effect of this regulation is unknown.

Currency. Investing in euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. Many European countries rely heavily upon export-dependent businesses and any strength in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. Recently, the euro was still near historic highs.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Denmark, Finland, Norway, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition. As the current global economic crisis intensifies, it is likely that the Nordic countries' economies also will be severely impacted in the near term.

Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries.

Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008. Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital. As the current global economic crisis restricts international credit supplies, several Eastern European economies are facing significant credit and economic crises.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation have helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

Economic. For three decades from the 1960s through the 1980s, Japan's overall real economic growth had been spectacular. However, growth slowed markedly in the 1990s and Japan's economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy appears to be falling into another recession as the current global economic crisis spreads. The contraction of Japan's major export markets and the rapid appreciation in the value of the yen have negatively impacted Japan's exports. This economic recession is likely compounded by Japan's massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

Overseas trade is important to Japan's economy and Japan's economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Domestic or foreign trade sanctions or other protectionist measures could adversely impact Japan's economy. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

A pressing need to sustain Japan's economic recovery and improve its economic growth is the task of overhauling the nation's financial institutions. Banks, in particular, may have to reform themselves to become more competitive. Successful financial sector reform would contribute to Japan's economic recovery at home and would benefit other economies in Asia. Internal conflict over the proper way to reform the banking system exists. Currently, Japanese banks, while possibly less affected by the current global economic crisis than their Western peers, are facing new difficulties as Japan's economy struggles and corporate bankruptcies increase.

SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)

Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan strait, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Union.

The current global economic crisis has spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. Current economic conditions are also significantly affecting consumer confidence and local stock markets. The governments of many countries in the region have taken steps to fight against the impacts of the global slowdown, but the effects of such efforts are not yet known.

The Republic of Korea (South Korea). Investors should be aware that investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Although relations between North Korea and South Korea had begun to improve in the past few years, recent developments are troubling. As a result, these relations still remain tense and the possibility of military action between the two countries still exists. Corporate and financial sector restructuring initiated by the Korean government, in conjunction with the IMF, after the 1997-1998 Asian financial crisis can be expected to continue but its full impact cannot be predicted yet. The Korean economy's reliance on international trade and other Asian economies makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy. As the current global economic crisis intensifies, the Korean economy could be severely impacted once the effects of the crisis fully unfold. Investing in South Korea also involves the possibility of the imposition of exchange controls, which may include restrictions on the repatriation of fund investments or on the conversion of local currency into foreign currencies.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion. Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan, which Beijing has long deemed a part of China and has made a nationalist cause of recovering it. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China.

The current global economic crisis has caused a marked slowdown in economic growth in the region, leading the local governments, especially the Chinese government, to take unprecedented steps to shore up economic growth and prevent widespread unemployment. The results of these measures are unpredictable, and the full effects of the crisis in the region are as yet unknown.

Southeast Asia. In addition to the risks inherent in investing in the emerging markets, the risks of investing in Southeast Asia merit special consideration. The region is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold.

Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country's ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. In late December 2004, a major tsunami took nearly 127,000 lives, left more than 93,000 people missing and nearly 441,000 people displaced, and destroyed $4.5 to $5.0 billion worth of property. The negative effects of the tsunami are still felt today, and similar natural disasters could happen again. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold.

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities. As the current global economic crisis weakens the global demand for oil and other commodities, Latin American countries are facing significant economic difficulties that could lead certain countries into recession. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Historically, government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies may face significant economic difficulties and some economies could fall into recession as the current global economic crisis tightens international credit supplies.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS

Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. As the current global economic crisis weakens the global demand for their exports and tightens international credit supplies, many emerging countries are facing significant economic difficulties and some countries are falling into recession.

SPECIAL CONSIDERATIONS REGARDING RUSSIA

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic and political reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign and private investors.

In the last few years, as significant income from oil and commodity exports has boosted Russia's economy, Russia's government has begun to make bolder steps to re-assert its regional geopolitical influence (including military steps). Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth.

Economic. Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations because of theft or other reasons.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis causes the commodity prices, especially the price of oil, to tumble, many sectors in the Russian economy have fallen into turmoil, threatening to push the whole economy into significant slowdown and even recession. Turmoil in the stock markets are forcing the Russian authority to frequently suspend trading on the Russian Trading System, which causes certain concerns about the liquidity of the Russian stock markets.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers' ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors could face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by nervous foreign investors. The current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy can cause flight from the Russian ruble into United States dollars and other currencies and can force the Russian central bank to spend reserves to maintain the value of the ruble. If the Russian central bank falters in its defense of the ruble, there could be additional pressure on Russia's banks and its currency.

SPECIAL CONSIDERATIONS REGARDING THE MIDDLE EAST AND AFRICA

Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war.

Economic. Middle Eastern and African countries historically have suffered from economic instability. Certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. The volatility may be exacerbated by this greater illiquidity. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis weakens the global demand for oil, gas, and other commodities, causing prices of oil, gas, and other commodities to fall, some countries in the region are facing significant economic difficulties and many countries could be forced to scale down their infrastructure development and the size of their public welfare systems, which could have long-term economic, social, and political implications.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or Euro, rather than at levels determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using electronic communications networks (ECNs), electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the fund's portfolio turnover rates were 55% and 63%, respectively.

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended July 31

Dollar Amount

Percentage of Average Net Assets

2009	$ 462,891	0.14%
2008	$ 1,224,517	0.15%
2007	$ 4,304,749	0.42%

During the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid brokerage commissions of $0, $90, and $0, respectively, to NFS. NFS is paid on a commission basis.

During the fiscal year ended July 31, 2009, the fund paid $387,229 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $240,232,898 of transactions. For the twelve-month period ending June 30, 2009, $62,674 of the fund's brokerage commissions were allocated for research or brokerage services.

VALUATION

Each class's NAV is the value of a single share. The NAV of the class is computed by adding each class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

In addition to the exchange privileges listed in the fund's prospectus, the fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis) or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Institutional Class: Shares of Institutional Class may be exchanged for Class A shares of the same fund if you are no longer eligible for Institutional Class.

The fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. However, a portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Short-term capital gains are taxable at ordinary income tax rates.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, the fund had an aggregate capital loss carryforward of approximately $159,443,097. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

The fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

The fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

The fund	$10,001 - $50,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


The fund	$ 257	$ 239	$ 301	$ 257
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000
AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


The fund	$ 239	$ 269	$ 239	$ 239
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of Class A's, Class T's, Class B's, Class C's, and Institutional Class's outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor International Real Estate Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	25.27%
Fidelity Advisor International Real Estate Fund: Class A	Cambridge Investment Research, Inc.	Fairfield	IA	17.11%
Fidelity Advisor International Real Estate Fund: Class A	Nationwide Financial	Columbus	OH	7.56%
Fidelity Advisor International Real Estate Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	5.14%
Fidelity Advisor International Real Estate Fund: Class T	Northeast Securities, Inc.	Mitchell Field	NY	8.52%
Fidelity Advisor International Real Estate Fund: Class T	Cambridge Investment Research, Inc.	Fairfield	IA	5.86%
Fidelity Advisor International Real Estate Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	23.66%
Fidelity Advisor International Real Estate Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	13.25%
Fidelity Advisor International Real Estate Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	8.89%
Fidelity Advisor International Real Estate Fund: Class C	Raymond James & Associates, Inc.	Port Charlotte	FL	6.99%
Fidelity Advisor International Real Estate Fund: Institutional Class	LPL Financial	San Diego	CA	36.65%
Fidelity Advisor International Real Estate Fund: Institutional Class	Cadaret Grant & Company, Inc.	Manlius	NY	19.45%
Fidelity Advisor International Real Estate Fund: Institutional Class	Shareholders Service Group, Inc	San Diego	CA	7.68%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for July 2009, the fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
	0.2620%	+	0.4500%	=	0.7120%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FMR management fees of $2,293,252, $5,688,515, and $7,329,886, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will lower its returns.

Sub-Adviser - FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the fund, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the fund, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of the fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the fund, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., FMR Japan, FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., FMR Japan, and FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIIA, and not the fund, pay the sub-advisers.

Steve Buller is the portfolio manager of International Real Estate and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR real estate funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of International Real Estate is based on the pre-tax investment performance of the fund measured against the FTSE EPRA/NAREIT Developed ex North America Index, and the pre-tax investment performance of the fund (based on the performance of the fund's retail class) within the Lipper International Real Estate Objective. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Buller as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	3	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,325	$ 207	$ 770
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes International Real Estate ($349 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of International Real Estate beneficially owned by Mr. Buller was $50,001-$100,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

 4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.


Sales Charge Revenue

Deferred Sales Charge Revenue

Fiscal Year Ended

Amount Paid to FDC

Amount Retained by FDC

Amount Paid to FDC

Amount Retained by FDC

Class A	July 31, 2009	$ 7,608	$ 3,412	$ 934	$ 934
	2008	$ 38,610	$ 16,646	$ 1,058	$ 1,058
	2007	$ 28,662	$ 17,963	$ 0	$ 0
Class T	July 31, 2009	$ 5,539	$ 1,146	$ 24	$ 24
	2008	$ 13,197	$ 3,317	$ 9	$ 9
	2007	$ 6,748	$ 4,269	$ 0	$ 0
Class B	July 31, 2009	--	--	$ 983	$ 983
	2008	--	--	$ 769	$ 769
	2007	--	--	$ 0	$ 0
Class C	July 31, 2009	--	--	$ 781	$ 781
	2008	--	--	$ 1,717	$ 1,717
	2007	--	--	$ 29	$ 29

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of the fund is described in the prospectus for that class.

The table below shows the distribution and service fees paid for Class A, Class T, Class B, and Class C of the fund for the fiscal year ended July 31, 2009.

Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC

Class A	--	--	--	$ 15,048	$ 13,935	$ 1,113*
Class T	$ 6,684	$ 6,684	$ 0	$ 6,684	$ 6,684	$ 0
Class B	$ 4,255	$ 0	$ 4,255**	$ 1,420	$ 1,420	$ 0
Class C	$ 16,428	$ 11,172	$ 5,256*	$ 5,475	$ 3,724	$ 1,751*

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** This amount is retained by FDC for use in its capacity as distributor.

Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, including affiliates of FDC, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the Standard & Poor's 500SM Index (S&P 500®) exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Advisor Freedom Fund's assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the fund through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

The fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FSC pricing and bookkeeping fees of $166,431, $386,032, and $474,817, respectively.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FSC $2,555, $4,677, and $3,455, respectively, for securities lending.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity International Real Estate Fund is a fund of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. On January 30, 2009, Fidelity Advisor Growth Strategies Fund changed its name from Fidelity Advisor Aggressive Growth Fund to Fidelity Advisor Growth Strategies Fund. Currently, there are 12 funds offered in the trust: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings, including its top ten holdings, monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Blue Chip Growth

Fund

Class K

(Fund 2078)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Rollover IRAs
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Blue Chip Growth Fund seeks growth of capital over the long term.

Principal Investment Strategies

  Normally investing primarily in common stocks of well-known and established companies.
  Normally investing at least 80% of assets in blue chip companies (companies whose stock is included in the Standard & Poor's 500SM Index (S&P 500®) or the Dow Jones Industrial AverageSM (DJIASM), and companies with market capitalizations of at least $1 billion if not included in either index).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in securities of domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for updated return information.

Prospectus

Fund Summary - continued

Performance history will be available for Class K after Class K has been in operation for one calendar year.

Year-by-Year Returns

Blue Chip GrowthA
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	24.26%	-10.54%	-16.55%	-25.32%	24.80%	6.26%	4.03%	5.54%	11.83%	-38.60%


During the periods shown in the chart for Blue Chip Growth:

Returns

Quarter ended

Highest Quarter Return	20.03%	December 31, 1999
Lowest Quarter Return	-24.75%	December 31, 2008
Year-to-Date Return	10.83%	June 30, 2009

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Blue Chip GrowthA	-38.60%	-4.34%	-3.61%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.44%	-3.42%	-4.27%

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Russell 1000® Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

Prospectus

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class K shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Class K

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Class K

Management feeA	0.44%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.09%
Total annual class operating expenses	0.53%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.


This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class K's annual return is 5% and that your shareholder fees and Class K's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Class K

1 year	$ 54
3 years	$ 170
5 years	$ 296
10 years	$ 665

Prospectus

Fund Basics

Investment Details

Investment Objective

Blue Chip Growth Fund seeks growth of capital over the long term.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks of well-known and established companies.

FMR normally invests at least 80% of the fund's assets in blue chip companies. Blue chip companies include companies whose stock is included in the S&P 500 or the DJIA, and companies with market capitalizations of at least $1 billion if not included in either index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Prospectus

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Blue Chip Growth Fund seeks growth of capital over the long term.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Blue Chip Growth Fund normally invests at least 80% of its assets in blue chip companies.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class K's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class K's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For Individual Accounts (investing through a retirement plan sponsor or other institution)
Refer to your plan materials or contact that institution directly.
  For Retirement Plan Level Accounts
Corporate Clients, 1-800-962-1375 (initial and additional investments)
(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).
"Not for Profit" Clients, 1-800-343-0860
(8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118
  (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Selling Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

There is no minimum balance or initial or subsequent purchase minimum for Class K shares.

Class K shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Please contact Fidelity for more information about Class K shares.

Class K shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

Shares of Blue Chip Growth, a retail class of the fund, are offered through a separate prospectus. Eligible Class K share investors may also be eligible to purchase Blue Chip Growth shares. However, plan participants may only purchase classes of shares that are eligible for sale and available through their plan. Each class has different expenses and features, as described in its prospectus. Blue Chip Growth shares have higher expenses than Class K shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans.

The price to buy one share of Class K is the class's NAV. Class K shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class K is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or

Prospectus

  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Converting Shares

The fund will automatically convert your shares of Blue Chip Growth, a retail class of the fund, to Class K shares if Class K of the fund is available under your plan.


The fund will convert your Class K shares to Blue Chip Growth shares if your plan is no longer eligible to offer Class K. Investors will be notified in writing before any such conversion to Blue Chip Growth shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Class K shares of the fund may be exchanged into shares of any class of a Fidelity fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

Prospectus

Shareholder Information - continued

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Rollover IRAs

Assets from retirement plans may be invested in shares of Blue Chip Growth, a retail class of the fund, through an IRA rollover. Class K shares are not available to IRA rollover accounts. Information on Blue Chip Growth shares, including any minimum purchase or balance requirements applicable to IRA rollover accounts, can be found in that class's prospectus. Blue Chip Growth shares have higher expenses than Class K shares.

Account Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-835-5092 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

All dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

Taxes on distributions. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Taxes on transactions. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a subadviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Sonu Kalra is manager of Blue Chip Growth Fund, which he has managed since July 2009. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Kalra.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 1000 Growth Index.


Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.30%.

The basic fee for the fiscal year ended July 31, 2009 was 0.56% of the fund's average net assets.

Prospectus

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 1000 Growth Index.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.44% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Class K's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Class K shares. These payments are described in more detail on the following pages and in the SAI.

Class K has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class K shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Prospectus

Fund Services - continued

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class K's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class K's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.32	.10
Net realized and unrealized gain (loss)	(6.33)	(2.84)
Total from investment operations	(6.01)	(2.74)
Distributions from net investment income	(.34)	-
Distributions from net realized gain	(.71)	-
Total distributions	(1.05)	-
Net asset value, end of period	$ 32.01	$ 39.07
Total Return B, C	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.41% A
Expenses net of fee waivers, if any	.53%	.41% A
Expenses net of all reductions	.52%	.41% A
Net investment income (loss)	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 590,673	$ 93
Portfolio turnover rate F	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401k.com as SAIs are available upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.863109.103 BCF-K-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Dividend Growth

Fund

Class K

(Fund 2083)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Rollover IRAs
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Dividend Growth Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in common stocks.
  Normally investing primarily in companies that pay dividends or that Fidelity Management & Research Company (FMR) believes have the potential to pay dividends in the future.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for updated return information.

Performance history will be available for Class K after Class K has been in operation for one calendar year.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Dividend GrowthA
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	8.81%	12.25%	-3.74%	-20.44%	23.36%	5.84%	3.50%	14.67%	1.11%	-42.96%


During the periods shown in the chart for Dividend Growth:

Returns

Quarter ended

Highest Quarter Return	17.42%	June 30, 2003
Lowest Quarter Return	-26.75%	December 31, 2008
Year-to-Date Return	17.36%	June 30, 2009

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Dividend GrowthA	-42.96%	-6.24%	-1.78%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class K shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Prospectus

Shareholder fees (paid by the investor directly)

Class K

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Class K

Management feeA	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual class operating expenses	0.40%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.


This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class K's annual return is 5% and that your shareholder fees and Class K's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Class K

1 year	$ 41
3 years	$ 128
5 years	$ 224
10 years	$ 505

Prospectus

Fund Basics

Investment Details

Investment Objective

Dividend Growth Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests the fund's assets primarily in companies that pay dividends or that it believes have the potential to pay dividends in the future. FMR uses the potential to pay dividends as a way of evaluating companies as investment opportunities.

The fund's strategy is based on the premise that dividends are an indication of a company's financial health and companies that are commencing or increasing their dividends have an enhanced potential for capital growth. Although FMR uses income to evaluate the fund's investments, the fund does not invest for income.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Dividend Growth Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Dividend Growth Fund normally invests at least 80% of its assets in equity securities.

Prospectus

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class K's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class K's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For Individual Accounts (investing through a retirement plan sponsor or other institution)
Refer to your plan materials or contact that institution directly.
  For Retirement Plan Level Accounts
Corporate Clients, 1-800-962-1375 (initial and additional investments)
(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).
"Not for Profit" Clients, 1-800-343-0860 (8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Selling Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

There is no minimum balance or initial or subsequent purchase minimum for Class K shares.

Class K shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Please contact Fidelity for more information about Class K shares.

Class K shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

Shares of Dividend Growth, a retail class of the fund, are offered through a separate prospectus. Eligible Class K share investors may also be eligible to purchase Dividend Growth shares. However, plan participants may only purchase classes of shares that are eligible for sale and available through their plan. Each class has different expenses and features, as described in its prospectus. Dividend Growth shares have higher expenses than Class K shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans.

The price to buy one share of Class K is the class's NAV. Class K shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class K is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or

Prospectus

  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Converting Shares

The fund will automatically convert your shares of Dividend Growth, a retail class of the fund, to Class K shares if Class K is available under your plan.


The fund will convert your Class K shares to Dividend Growth shares if your plan is no longer eligible to offer Class K. Investors will be notified in writing before any such conversion to Dividend Growth shares.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Class K shares of the fund may be exchanged into shares of any class of a Fidelity fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

Shareholder Information - continued

  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Rollover IRAs

Assets from retirement plans may be invested in shares of Dividend Growth, a retail class of the fund, through an IRA rollover. Class K shares are not available to IRA rollover accounts. Information on Dividend Growth shares, including any minimum purchase or balance requirements applicable to IRA rollover accounts, can be found in that class's prospectus. Dividend Growth shares have higher expenses than Class K shares.

Account Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-835-5092 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

All dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

Taxes on distributions. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Taxes on transactions. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Lawrence Rakers is manager of Dividend Growth Fund, which he has managed since September 2008. Mr. Rakers also manages other Fidelity funds. Since joining Fidelity in 1993, Mr. Rakers has worked as a research analyst and manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Rakers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.30%.

The basic fee for the fiscal year ended July 31, 2009 was 0.56% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the S&P 500.

Prospectus

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.30% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Class K's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Class K shares. These payments are described in more detail on the following pages and in the SAI.

Class K has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class K shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Prospectus

Fund Services - continued

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class K's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class K's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.26	.10
Net realized and unrealized gain (loss)	(4.00)	(2.41)
Total from investment operations	(3.74)	(2.31)
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(1.01)	-
Total distributions	(1.41) I	-
Net asset value, end of period	$ 20.26	$ 25.41
Total Return B,C	(15.16)%	(8.33)%
Ratios to Average Net Assets E,H
Expenses before reductions	.40%	.47% A
Expenses net of fee waivers, if any	.40%	.47% A
Expenses net of all reductions	.39%	.47% A
Net investment income (loss)	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 201,625	$ 92
Portfolio turnover rate F	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus, or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401k.com as SAIs are available upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.863058.103 DGF-K-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Growth & Income

Portfolio

Class K

(Fund 2089)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Rollover IRAs
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

  Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for current return information.

Performance history will be available for Class K after Class K has been in operation for one calendar year.

Year-by-Year Returns

Growth & IncomeA
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	10.42%	-1.98%	-9.35%	-18.08%	19.01%	9.84%	2.71%	10.71%	0.74%	-50.89%


During the periods shown in the chart for Growth & Income:

Returns

Quarter ended

Highest Quarter Return	10.73%	December 31, 1999
Lowest Quarter Return	-28.88%	December 31, 2008
Year-to-Date Return	1.75%	June 30, 2009

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Growth & IncomeA	-50.89%	-9.18%	-5.12%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Prospectus

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class K shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Class K

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Class K

Management fee	0.46%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual class operating expenses	0.56%


This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class K's annual return is 5% and that your shareholder fees and Class K's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Class K

1 year	$ 57
3 years	$ 179
5 years	$ 313
10 years	$ 701

Prospectus

Fund Basics

Investment Details

Investment Objective

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.
Prospectus

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class K's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class K's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For Individual Accounts (investing through a retirement plan sponsor or other institution)
Refer to your plan materials or contact that institution directly.
  For Retirement Plan Level Accounts
Corporate Clients, 1-800-962-1375 (initial and additional investments)
(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).
"Not for Profit" Clients, 1-800-343-0860 (8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Selling Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

There is no minimum balance or initial or subsequent purchase minimum for Class K shares.

Class K shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Please contact Fidelity for more information about Class K shares.

Class K shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

Shares of Growth & Income, a retail class of the fund, are offered through a separate prospectus. Eligible Class K share investors may also be eligible to purchase Growth & Income shares. However, plan participants may only purchase classes of shares that are eligible for sale and available through their plan. Each class has different expenses and features, as described in its prospectus. Growth & Income shares have higher expenses than Class K shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans.

The price to buy one share of Class K is the class's NAV. Class K shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class K is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Converting Shares

The fund will automatically convert your shares of Growth & Income, a retail class of the fund, to Class K shares if Class K of the fund is available under your plan.

The fund will convert your Class K shares to Growth & Income shares if your plan is no longer eligible to offer Class K. Investors will be notified in writing before any such conversion to Growth & Income shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Class K shares of the fund may be exchanged into shares of any class of a Fidelity fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

Prospectus

Shareholder Information - continued

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Rollover IRAs

Assets from retirement plans may be invested in shares of Growth & Income, a retail class of the fund, through an IRA rollover. Class K shares are not available to IRA rollover accounts. Information on Growth & Income shares, including any minimum purchase or balance requirements applicable to IRA rollover accounts, can be found in that class's prospectus. Growth & Income shares have higher expenses than Class K shares.

Account Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-835-5092 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in September and December.

All dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

Taxes on distributions. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Taxes on transactions. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

James Catudal is manager of Growth & Income Fund, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Catudal has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Catudal.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended July 31, 2009, was 0.46% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

Prospectus

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes the class's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Class K shares. These payments are described in more detail on the following pages and in the SAI.

Class K has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class K shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class K's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class K's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.16	.09
Net realized and unrealized gain (loss)	(7.40)	(3.45)
Total from investment operations	(7.24)	(3.36)
Distributions from net investment income	(.23)	(.10)
Distributions from net realized gain	(.03)	-
Total distributions	(.26)	(.10)
Net asset value, end of period	$ 14.38	$ 21.88
Total Return B, C	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.56%	.55% A
Expenses net of fee waivers, if any	.56%	.55% A
Expenses net of all reductions	.55%	.55% A
Net investment income (loss)	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,324	$ 87
Portfolio turnover rate F	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401k.com as SAI's are availiable upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.863227.103 GAI-K-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Leveraged Company Stock

Fund

Class K

(Fund 2094)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Rollover IRAs
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Leveraged Company Stock Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing at least 80% of assets in stocks.
  Normally investing primarily in common stocks of leveraged companies (companies that issue lower-quality debt and other companies with leveraged capital structures).
  Potentially investing in lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Highly Leveraged Company Exposure. Leverage can magnify the impact of adverse issuer, political, regulatory, market, or economic developments on a company.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. The fund also compares the performance of its shares to the performance of an additional index over various periods of time. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for updated return information.

Performance history will be available for Class K after Class K has been in operation for one calendar year.

Year-by-Year Returns

Leveraged Company StockA
Calendar Years

2001

2002

2003

2004

2005

2006

2007

2008

	3.23%	-1.77%	96.31%	24.46%	17.47%	17.57%	17.90%	-54.53%


During the periods shown in the chart for Leveraged Company Stock:

Returns

Quarter ended

Highest Quarter Return	44.06%	June 30, 2003
Lowest Quarter Return	-37.27%	December 31, 2008
Year-to-Date Return	21.40%	June 30, 2009

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Life of class

Leveraged Company StockA	-54.53%	-1.62%	7.93%B
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-2.74%B
Credit Suisse Leveraged Equity Index (reflects no deduction for fees, expenses, or taxes)	-53.52%	-5.41%	-4.36%C

A The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Prospectus

B From December 19, 2000.

C From December 31, 2000 (first date following the fund's commencement for which the life of class return is available).

Standard & Poor's 500SM Index (S&P 500®) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Credit Suisse Leveraged Equity Index is a market value-weighted index designed to represent securities of the investable universe of the U.S. dollar-denominated public equity of issuers in the high yield debt market.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class K shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Class K

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares.

Annual operating expenses (paid from class assets)

Class K

Management fee	0.61%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual class operating expenses	0.71%

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class K's annual return is 5% and that your shareholder fees and Class K's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Class K

1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

Prospectus

Fund Basics

Investment Details

Investment Objective

Leveraged Company Stock Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in stocks. FMR normally invests the fund's assets primarily in common stocks of leveraged companies. FMR defines leveraged companies as companies that issue lower-quality debt and other companies with leveraged capital structures. FMR may also invest the fund's assets in lower-quality debt securities. Issuers of lower-quality debt and other companies with leveraged capital structures may be in troubled or uncertain financial condition, and may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings potential, credit standing, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, loans and loan participations, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Prospectus

Fund Basics - continued

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Highly Leveraged Company Exposure. Securities of highly leveraged companies tend to be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. A decrease in the credit quality of a highly leveraged company can lead to a significant decrease in the value of the company's securities. In the event of liquidation or bankruptcy, a company's creditors take precedence over the company's stockholders. Highly leveraged companies can have limited access to additional capital.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Leveraged Company Stock Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Leveraged Company Stock Fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class K's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class K's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Prospectus

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For Individual Accounts (investing through a retirement plan sponsor or other institution)
Refer to your plan materials or contact that institution directly.
  For Retirement Plan Level Accounts
Corporate Clients, 1-800-962-1375 (initial and additional investments)
(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).
"Not for Profit" Clients, 1-800-343-0860 (8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Selling Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

There is no minimum balance or initial or subsequent purchase minimum for Class K shares.

Class K shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Please contact Fidelity for more information about Class K shares.

Class K shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

Shares of Leveraged Company Stock, a retail class of the fund, are offered through a separate prospectus. Eligible Class K share investors may also be eligible to purchase Leveraged Company Stock shares. However, plan participants may only purchase classes of shares that are eligible for sale and available through their plan. Each class has different expenses and features, as described in its prospectus. Leveraged Company Stock shares have higher expenses than Class K shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Shareholder Information - continued

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans.

The price to buy one share of Class K is the class's NAV. Class K shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class K is the class's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Prospectus

Shareholder Information - continued

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Converting Shares

The fund will automatically convert your shares of Leveraged Company Stock, a retail class of the fund, to Class K shares if Class K of the fund is available under your plan.

The fund will convert your Class K shares to Leveraged Company Stock shares if your plan is no longer eligible to offer Class K. Investors will be notified in writing before any such conversion to Leveraged Company Stock shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Class K shares of the fund may be exchanged into shares of any class of a Fidelity fund available through your plan.

Prospectus

Shareholder Information - continued

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Rollover IRAs

Assets from retirement plans may be invested in shares of Leveraged Company Stock, a retail class of the fund, through an IRA rollover. Class K shares are not available to IRA rollover accounts. Information on Leveraged Company Stock shares, including any minimum purchase or balance requirements applicable to IRA rollover accounts, can be found in that class's prospectus. Leveraged Company Stock shares have higher expenses than Class K shares.

Account Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-835-5092 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Prospectus

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

All dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

Taxes on distributions. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Taxes on transactions. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Thomas Soviero is manager of Leveraged Company Stock Fund, which he has managed since July 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Soviero has worked as a research analyst, portfolio manager and director of high-yield research.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Soviero.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.35%.

The total management fee for the fiscal year ended July 31, 2009, was 0.61% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

Prospectus

Fund Services - continued

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes the class's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Class K shares. These payments are described in more detail on the following pages and in the SAI.

Class K has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class K shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class K's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class K's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.21	.05
Net realized and unrealized gain (loss)	(11.35)	(3.04)
Total from investment operations	(11.14)	(2.99)
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.25)	-
Total distributions	(.42)	-
Redemption fees added to paid in capital D	.01	- I
Net asset value, end of period	$ 19.56	$ 31.11
Total Return B, C	(35.86)%	(8.77)%
Ratios to Average Net Assets E, H
Expenses before reductions	.71%	.70% A
Expenses net of fee waivers, if any	.71%	.70% A
Expenses net of all reductions	.71%	.70% A
Net investment income (loss)	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,351	$ 91
Portfolio turnover rateF	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401k.com as SAIs are available upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.863379.103 LSF-K-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

OTC

Portfolio

Class K

(Fund 2098)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Rollover IRAs
	<Click Here>	Account Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

OTC Portfolio seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities principally traded on NASDAQ® or an over-the-counter (OTC) market, which has more small and medium-sized companies than other markets.
  Investing more than 25% of total assets in the technology sector.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Technology Industry Concentration. The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year, as represented by the performance of the original class of shares of the fund, and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.401k.com (log in, choose plan, select Investment Choices & Research, and then pick investment option) for updated return information.

Performance history will be available for Class K after Class K has been in operation for one calendar year.

Year-by-Year Returns

OTC*
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	72.53%	-26.81%	-24.07%	-23.29%	35.80%	8.12%	8.94%	9.45%	26.14%	-45.98%


During the periods shown in the chart for OTC:

Returns

Quarter ended

Highest Quarter Return	46.16%	December 31, 1999
Lowest Quarter Return	-31.96%	September 30, 2001
Year-to-Date Return	28.64%	June 30, 2009

* The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

OTC*	-45.98%	-2.56%	-1.30%
Nasdaq Composite® Index (reflects no deduction for fees, expenses, or taxes)	-39.98%	-3.96%	-2.72%

* The returns shown above are for the original class of shares of the fund, which is not available through this prospectus. Class K would have substantially similar annual returns to the original class because the classes are invested in the same portfolio of securities. Class K's returns would differ from the original class's returns to the extent that the classes do not have the same expenses.

Prospectus

Nasdaq Composite® Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class K shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Class K

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Class K

Management feeA	0.83%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.09%
Total annual class operating expenses	0.92%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Class K's annual return is 5% and that your shareholder fees and Class K's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Class K

1 year	$ 94
3 years	$ 293
5 years	$ 509
10 years	$ 1,131

Prospectus

Fund Basics

Investment Details

Investment Objective

OTC Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in NASDAQ and OTC securities. For purposes of this fund, FMR defines NASDAQ and OTC securities as securities principally traded on either the NASDAQ exchange or the OTC market (a telephone or computer network that connects securities dealers), which may include equity or debt securities. These securities can be issued by companies of any size. However, the OTC market has more small and medium-sized companies than other markets.

FMR will invest more than 25% of the fund's total assets in the technology sector.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular group of related industries, the fund's performance could depend heavily on the performance of that group of industries and could be more volatile than the performance of less concentrated funds. In addition, because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

OTC Portfolio seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

OTC Portfolio normally invests at least 80% of its assets in securities principally traded on NASDAQ or an OTC market.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Class K's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Class K's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For Individual Accounts (investing through a retirement plan sponsor or other institution)
Refer to your plan materials or contact that institution directly.
  For Retirement Plan Level Accounts
Corporate Clients, 1-800-962-1375 (initial and additional investments)
(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).
"Not for Profit" Clients, 1-800-343-0860
(8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118
  (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Selling Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

There is no minimum balance or initial or subsequent purchase minimum for Class K shares.

Class K shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Please contact Fidelity for more information about Class K shares.

Class K shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

Shares of OTC, a retail class of the fund, are offered through a separate prospectus. Eligible Class K share investors may also be eligible to purchase OTC shares. However, plan participants may only purchase classes of shares that are eligible for sale and available through their plan. Each class has different expenses and features, as described in its prospectus. OTC shares have higher expenses than Class K shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Shareholder Information - continued

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans.

The price to buy one share of Class K is the class's NAV. Class K shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class K is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

Shareholder Information - continued

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Converting Shares

The fund will automatically convert your shares of OTC, a retail class of the fund, to Class K shares if Class K of the fund is available under your plan.

The fund will convert your Class K shares to OTC shares if your plan is no longer eligible to offer Class K. Investors will be notified in writing before any such conversion to OTC shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Class K shares of the fund may be exchanged into shares of any class of a Fidelity fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

Prospectus

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Rollover IRAs

Assets from retirement plans may be invested in shares of OTC, a retail class of the fund, through an IRA rollover. Class K shares are not available to IRA rollover accounts. Information on OTC shares, including any minimum purchase or balance requirements applicable to IRA rollover accounts, can be found in that class's prospectus. OTC shares have higher expenses than Class K shares.

Account Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-835-5092 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

All dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

Taxes on distributions. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Taxes on transactions. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan)  Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Gavin Baker is manager of OTC Portfolio, which he has managed since July 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Baker has worked as an equity research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Baker.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the NASDAQ Composite Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.35%.

The basic fee for the fiscal year ended July 31, 2009 was 0.61% of the fund's average net assets.

Prospectus

Fund Services - continued

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the NASDAQ Composite Index.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.83% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes the class's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Class K shares. These payments are described in more detail on the following pages and in the SAI.

Class K has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class K shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Prospectus

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class K's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Class K's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss)D	(.05)	(.05)
Net realized and unrealized gain (loss)	(5.80)	(3.06)
Total from investment operations	(5.85)	(3.11)
Net asset value, end of period	$ 38.83	$ 44.68
Total Return B,C	(13.09)%	(6.51)%
Ratios to Average Net Assets E,H
Expenses before reductions	.92%	.91% A
Expenses net of fee waivers, if any	.92%	.91% A
Expenses net of all reductions	.92%	.91% A
Net investment income (loss)	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488,683	$ 93
Portfolio turnover rate F	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-835-5092. In addition, existing investors may visit the web site at www.401k.com for a free copy of a prospectus or annual or semi-annual report or to request other information. The fund does not currently post SAIs to www.401K.com as SAIs are available upon request.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.863299.103 OTC-K-pro-0909

Fidelity® Low-Priced Stock Fund and Fidelity Value Discovery Fund

Funds of Fidelity Puritan Trust

Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio,
Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio

Funds of Fidelity Securities Fund

Class K

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-835-5092 or, for a prospectus, visit Fidelity's web site at www.401k.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

K-COM7-ptb-0909
1.863632.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund (other than OTC):

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than OTC):

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Blue Chip Growth's, Dividend Growth's, Growth & Income's, Leveraged Company Stock's, Low-Priced Stock's, and Fidelity Value Discovery Fund's concentration limitation discussed above,with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of each of Blue Chip Growth's, Dividend Growth's, Growth & Income's, Leveraged Company Stock's, Low-Priced Stock's, and Fidelity Value Discovery Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

For OTC:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the technology sector.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For each fund (other than Fidelity Value Discovery Fund and Leveraged Company Stock):

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For OTC:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For each fund (other than Fidelity Value Discovery Fund and Leveraged Company Stock):

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures, options, and swap transactions, as applicable, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased turnover of the fund's portfolio which increases costs and may increase taxable gains.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

Turnover Rates

2009

2008

Blue Chip Growth	134%	82%
Dividend Growth	177%	52%
Growth & Income	122%	52%
Leveraged Company Stock	34%	30%
Low-Priced Stock	31%	36%
OTC	151%	145%
Fidelity Value Discovery Fund	165%	149%

During the fiscal year ended July 31, 2009, each fund, other than Low-Priced Stock, held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended July 31, 2009.

Fund

Regular Broker or Dealer

Aggregate Value of Securities Held

Blue Chip Growth	Deutsche Bank AG (NY shares)	$ 52,556,020
	Goldman Sachs Group, Inc.	$ 65,042,390
	JPMorgan Chase & Co.	$ 94,066,370
	Morgan Stanley	$ 97,814,850
Dividend Growth	Deutsche Bank AG	$ 5,711,200
	Goldman Sachs Group, Inc.	$ 63,425,393
	JPMorgan Chase & Co.	$ 128,020,395
	Morgan Stanley	$ 43,090,404
Growth & Income	Goldman Sachs Group, Inc.	$ 101,115,360
	JPMorgan Chase & Co.	$ 136,627,750
	Morgan Stanley	$ 44,853,300
Leveraged Company Stock	JPMorgan Chase & Co.	$ 4,247,635
	Morgan Stanley	$ 15,643,650
OTC	Deutsche Bank AG (NY shares)	$ 22,345,070
	Goldman Sachs Group, Inc.	$ 24,284,730
	JPMorgan Chase & Co.	$ 25,416,240
	Morgan Stanley	$ 27,930,000
Fidelity Value Discovery Fund	Goldman Sachs Group, Inc.	$ 9,406,080
	JPMorgan Chase & Co.	$ 28,229,571
	Morgan Stanley	$ 13,027,350

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund

Fiscal Year Ended

Dollar Amount

Percentage of Average Net Assets

Blue Chip Growth	July 31
2009		$ 21,139,081	0.22%
2008		$ 15,777,742	0.10%
2007		$ 20,374,324	0.10%
Dividend Growth	July 31
2009		$ 14,981,651	0.24%
2008		$ 9,323,864	0.07%
2007		$ 6,219,777	0.04%
Growth & Income	July 31
2009		$ 16,521,405	0.23%
2008		$ 12,747,371	0.07%
2007		$ 16,208,493	0.06%
Leveraged Company Stock	July 31
2009		$ 3,798,422	0.10%
2008		$ 3,523,053	0.05%
2007		$ 3,746,270	0.07%
Low-Priced Stock	July 31
2009		$ 12,940,505	0.06%
2008		$ 18,684,042	0.06%
2007		$ 7,874,669	0.02%
OTC	July 31
2009		$ 15,611,475	0.36%
2008		$ 16,445,781	0.20%
2007		$ 17,730,381	0.21%
Fidelity Value Discovery Fund	July 31
2009		$ 2,312,271	0.34%
2008		$ 2,160,852	0.18%
2007		$ 1,788,392	0.17%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2009. NFS is paid on a commission basis.

Fund

Fiscal Year Ended

Total Amount Paid to NFS

Blue Chip Growth	July 31
2009		$ 280,648
2008		$ 183,503
2007		$ 169,584
Dividend Growth	July 31
2009		$ 164,978
2008		$ 90,961
2007		$ 36,714
Growth & Income	July 31
2009		$ 322,874
2008		$ 111,419
2007		$ 120,848
Leveraged Company Stock	July 31
2009		$ 77,680
2008		$ 68,879
2007		$ 18,330
Low-Priced Stock	July 31
2009		$ 147,715
2008		$ 175,786
2007		$ 51,404
OTC	July 31
2009		$ 193,194
2008		$ 214,576
2007		$ 139,683
Fidelity Value Discovery Fund	July 31
2009		$ 51,195
2008		$ 34,171
2007		$ 8,494
Fund

Fiscal Year Ended 2009

% of Aggregate Commissions Paid to NFS

% of Aggregate Dollar Amount of Transactions Effected through NFS

Blue Chip Growth†	July 31	1.33%	3.92%
Dividend Growth†	July 31	1.10%	3.01%
Growth & Income†	July 31	1.96%	4.52%
Leveraged Company Stock†	July 31	2.05%	6.32%
Low-Priced Stock†	July 31	1.14%	3.62%
OTC†	July 31	1.24%	3.51%
Fidelity Value Discovery Fund†	July 31	2.21%	6.23%

† The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2009.

Fund

Fiscal Year Ended 2009

$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services

$ Amount of Brokerage Transactions Involved

Blue Chip Growth	July 31	$ 19,482,593	$ 21,139,184,747
Dividend Growth	July 31	$ 13,583,033	$ 13,445,971,931
Growth & Income	July 31	$ 15,429,537	$ 15,293,419,521
Leveraged Company Stock	July 31	$ 3,324,185	$ 2,248,296,272
Low-Priced Stock	July 31	$ 11,254,449	$ 9,273,479,208
OTC	July 31	$ 13,798,310	$ 10,040,639,741
Fidelity Value Discovery Fund	July 31	$ 2,144,941	$ 1,818,648,617

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently.

Foreign Taxation. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its tax-advantaged retirement plan shareholders, and no attempt has been made to discuss individual tax consequences. Shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Puritan Trust: (2001) and Fidelity Securities Fund: (2002). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

Blue Chip Growth	none	none
Dividend Growth	over $100,000	none
Growth & Income	none	none
Leveraged Company Stock	none	none
Low-Priced Stock	none	$10,001 - $50,000
OTC	over $100,000	none
Fidelity Value Discovery Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

Blue Chip Growth	none	none	none	none
Dividend Growth	none	none	none	none
Growth & Income	none	none	none	none
Leveraged Company Stock	$50,001 - $100,000	$10,001 - $50,000	none	$10,001 - $50,000
Low-Priced Stock	none	none	over $100,000	$1 - $10,000
OTC	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

Blue Chip Growth	none	none	none	none
Dividend Growth	none	none	$1 - $10,000	none
Growth & Income	none	none	none	none
Leveraged Company Stock	$50,001 - $100,000	none	over $100,000	$50,001 - $100,000
Low-Priced Stock	$50,001 - $100,000	none	none	$10,001 - $50,000
OTC	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


Blue Chip GrowthB	$ 7,663	$ 7,144	$ 8,967	$ 7,663

Dividend GrowthC	$ 4,887	$ 4,558	$ 5,720	$ 4,887

Growth & IncomeD	$ 5,594	$ 5,311	$ 6,668	$ 5,594

Leveraged Company Stock	$ 3,138	$ 2,928	$ 3,675	$ 3,138

Low-Priced StockE	$ 16,661	$ 15,532	$ 19,490	$ 16,661

OTC	$ 3,411	$ 3,180	$ 3,991	$ 3,411

Fidelity Value Discovery Fund	$ 550	$ 513	$ 643	$ 550

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000

AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


Blue Chip GrowthB	$ 7,144	$ 8,028	$ 7,144	$ 7,144

Dividend GrowthC	$ 4,558	$ 5,122	$ 4,558	$ 4,558

Growth & IncomeD	$ 5,311	$ 5,972	$ 5,311	$ 5,311

Leveraged Company Stock	$ 2,928	$ 3,293	$ 2,928	$ 2,928

Low-Priced StockE	$ 15,532	$ 17,452	$ 15,532	$ 15,532

OTC	$ 3,180	$ 3,574	$ 3,180	$ 3,180

Fidelity Value Discovery Fund	$ 513	$ 576	$ 513	$ 513

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $5,191; Alan J. Lacy, $4,781; Ned C. Lautenbach, $6,147; Joseph Mauriello, $5,191; Cornelia M. Small, $4,781; William S. Stavropoulos, $5,464; David M. Thomas, $4,781; and Michael E. Wiley, $4,781. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $2,054; and Michael E. Wiley, $1,598.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $3,311; Alan J. Lacy, $3,049; Ned C. Lautenbach, $3,921; Joseph Mauriello, $3,311; Cornelia M. Small, $3,049; William S. Stavropoulos, $3,485; David M. Thomas, $3,049; and Michael E. Wiley, $3,049. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $1,309; and Michael E. Wiley, $1,018.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $3,863; Alan J. Lacy, $3,558; Ned C. Lautenbach, $4,575; Joseph Mauriello, $3,863; Cornelia M. Small, $3,558; William S. Stavropoulos, $4,066; David M. Thomas, $3,558; and Michael E. Wiley, $3,558. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $1,533 and Michael E. Wiley, $1,193.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $11,277; Alan J. Lacy, $10,387; Ned C. Lautenbach, $13,354; Joseph Mauriello, $11,277; Cornelia M. Small, $10,387; William S. Stavropoulos, $11,870; David M. Thomas, $10,387; and Michael E. Wiley, $10,387. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $4,455; and Michael E. Wiley, $3,465.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity OTC Portfolio*	State Of New York Deferred Comp	Albany	NY	11.81%
Fidelity OTC Portfolio: Class K	Deere & Company	Moline	IL	18.68%
Fidelity OTC Portfolio: Class K	Nucor Corporation	Charlotte	NC	15.98%
Fidelity OTC Portfolio: Class K	Shell Oil Company	Houston	TX	14.87%
Fidelity OTC Portfolio: Class K	United Parcel Service - Airlines	Louisville	KY	8.64%
Fidelity OTC Portfolio: Class K	Chubb Group Of Insurance Companies	Warren	NJ	7.55%
Fidelity Growth & Income Portfolio: Class K	Ernst & Young, LLP	Lyndhurst	NJ	34.69%
Fidelity Growth & Income Portfolio: Class K	Mitre Corporation	Bedford	MA	7.94%
Fidelity Growth & Income Portfolio: Class K	Shell Oil Company	Houston	TX	7.13%
Fidelity Growth & Income Portfolio: Class K	Nisource Inc.	Merrillville	IN	6.55%
Fidelity Growth & Income Portfolio: Class K	Marathon Oil Company	Findlay	OH	6.07%
Fidelity Low-Priced Stock Fund: Class K	Permanente Medical Group, Inc.	Oakland	CA	5.53%
Fidelity Low-Priced Stock Fund: Class K	Ernst & Young, LLP	Lyndhurst	NJ	5.49%
Fidelity Leveraged Company Stock Fund: Class K	Shell Oil Company	Houston	TX	19.81%
Fidelity Leveraged Company Stock Fund: Class K	Mitre Corporation	Bedford	MA	8.54%
Fidelity Blue Chip Growth Fund: Class F	FIMM LLC	Boston	MA	41.96%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2050 Fund	Boston	MA	6.67%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2045 Fund	Boston	MA	6.54%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2040 Fund	Boston	MA	6.46%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2035 Fund	Boston	MA	6.32%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2030 Fund	Boston	MA	6.09%
Fidelity Blue Chip Growth Fund: Class F	Fidelity Freedom K 2025 Fund	Boston	MA	5.36%
Fidelity Blue Chip Growth Fund: Class K	Shell Oil Company	Houston	TX	14.53%
Fidelity Blue Chip Growth Fund: Class K	Ernst & Young, LLP	Lyndhurst	NJ	9.61%
Fidelity Blue Chip Growth Fund: Class K	Providence Health & Services	Renton	WA	9.40%
Fidelity Blue Chip Growth Fund: Class K	FM Global	Johnston	RI	6.94%
Fidelity Blue Chip Growth Fund: Class K	Rockwell Collins	Cedar Rapids	IA	5.79%
Fidelity Blue Chip Growth Fund: Class K	BP	Warrenville	IL	5.65%
Fidelity Blue Chip Growth Fund: Class K	Smiths Group	Malvern	PA	5.27%
Fidelity Dividend Growth Fund: Class K	Shell Oil Company	Houston	TX	17.28%
Fidelity Dividend Growth Fund: Class K	Mitre Corporation	Bedford	MA	10.18%
Fidelity Dividend Growth Fund: Class K	Tennessee Valley Authority	Knoxville	TN	8.11%
Fidelity Dividend Growth Fund: Class K	BP	Warrenville	IL	7.21%
Fidelity Dividend Growth Fund: Class K	Imation	Oakdale	MN	6.68%
Fidelity Value Discovery Fund: Class K	Shell Oil Company	Houston	TX	16.24%
Fidelity Value Discovery Fund: Class K	Mitre Corporation	Bedford	MA	10.95%
Fidelity Value Discovery Fund: Class K	Akzo Nobel	Chicago	IL	5.57%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, Growth & Income and Leveraged Company Stock each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Blue Chip Growth's performance to that of the Russell 1000® Growth Index, Dividend Growth's performance to that of the S&P 500 Index, Low-Priced Stock's performance to that of the Russell 2000® Index, OTC's performance to that of the NASDAQ Composite® Index, or Fidelity Value Discovery Fund's performance to that of the Russell 3000® Value Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

The individual fund fee rates for Growth & Income and Leveraged Company Stock are 0.20% and 0.35%, respectively. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Growth & Income	0.2620%	+	0.2000%	=	0.4620%
Leveraged Company Stock	0.2620%	+	0.3500%	=	0.6120%

The individual fund fee rates for Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund are 0.30%, 0.30%, 0.35%, 0.35%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Blue Chip Growth	0.2620%	+	0.3000%	=	0.5620%
Dividend Growth	0.2620%	+	0.3000%	=	0.5620%
Low-Priced Stock	0.2620%	+	0.3500%	=	0.6120%
OTC	0.2620%	+	0.3500%	=	0.6120%
Fidelity Value Discovery Fund	0.2620%	+	0.3000%	=	0.5620%

One-twelfth of the basic fee rate or the management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for each of Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the Russell 1000 Growth Index for Blue Chip Growth, the S&P 500 Index for Dividend Growth, the Russell 2000 Index for Low-Priced Stock, the NASDAQ Composite Index for OTC, or the Russell 3000 Value Index for Fidelity Value Discovery Fund. The performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for Fidelity Value Discovery Fund, they may designate a successor index to be substituted.

For the purposes of calculating the performance adjustment for each of Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

For Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund, each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. For Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund, the maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to each fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a class is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the S&P 500 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Dividend Growth's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500 Index. The record of the Russell 2000 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Low-Priced Stock's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Index. The record of the NASDAQ Composite Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on OTC's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the NASDAQ Composite Index. The record of the Russell 3000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Fidelity Value Discovery Fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 3000 Value Index. The records of the Russell 1000 Growth Index for Blue Chip Growth is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Blue Chip Growth's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended record of the Russell 1000 Growth Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund.

Fund	Fiscal Years Ended July 31	Performance Adjustment	Management Fees Paid to FMR
Blue Chip Growth	2009	$ (12,253,224)	$ 42,113,447*
	2008	$ (36,457,763)	$ 51,328,262*
	2007	$ (43,550,519)	$ 69,797,208*
Dividend Growth	2009	$ (16,364,909)	$ 18,373,399*
	2008	$ (21,624,570)	$ 51,486,363*
	2007	$ (30,501,326)	$ 63,799,570*
Growth & Income	2009	--	$ 32,740,880
	2008	--	$ 81,289,895
	2007	--	$ 135,076,721
Leveraged Company Stock	2009	--	$ 23,913,298
	2008	--	$ 46,483,827
	2007	--	$ 34,353,017
Low-Priced Stock	2009	$ 23,119,140	$ 152,469,018*
	2008	$ 61,515,193	$ 266,157,778*
	2007	$ 66,082,946	$ 305,089,169*
OTC	2009	$ 9,243,796	$ 35,713,772*
	2008	$ 16,523,502	$ 65,558,988*
	2007	$ 8,578,537	$ 61,367,122*
Fidelity Value Discovery Fund	2009	$ 14,776	$ 3,889,351*
	2008	$ 1,394,397	$ 8,121,047*
	2007	$ 536,160	$ 6,433,854*

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the class's returns and yield, and repayment of the reimbursement by the class will lower its returns and yield.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

Sonu Kalra is the portfolio manager of Blue Chip Growth and receives compensation for his services. Lawrence Rakers is the portfolio manager of Dividend Growth and receives compensation for his services. James Catudal is the portfolio manager of Growth & Income and receives compensation for his services. Joel Tillinghast is the portfolio manager of Low-Priced Stock and receives compensation for his services. Gavin Baker is the portfolio manager of OTC Portfolio and receives compensation for his services. Scott Offen is the portfolio manager of Fidelity Value Discovery Fund and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. Each portfolio manager's bonus is based on several components. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the peer group identified below for the fund.

Fund	Benchmark Index	Morningstar® Peer Group
Blue Chip Growth	Russell 1000 Growth Index	Large Cap Growth Category
Dividend Growth	S&P 500 Index	Large Cap Blend Category
Growth & Income	S&P 500 Index	Large Cap Blend Category
Low-Priced Stock	Russell 2000 Index	Small Cap Blend Category
OTC Portfolio	NASDAQ Composite Index	N/A
Fidelity Value Discovery Fund	Russell 3000 Value Index	Large Cap Value, Mid Cap Value Categories

Thomas Soviero is the portfolio manager of Fidelity Leveraged Company Stock Fund and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the CSFB Leveraged Equity Index and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Mid Cap Value, Mid Cap Blend, Mid Cap Growth, Small Cap Value, Small Cap Blend and Small Cap Growth Categories.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Kalra as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 10,284	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 10,284	none	none

* Includes Blue Chip Growth ($10,284 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Blue Chip Growth beneficially owned by Mr. Kalra was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Rakers as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 8,921	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 7,548	none	none

* Includes Dividend Growth ($6,804 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Dividend Growth beneficially owned by Mr. Rakers was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Catudal as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 9,152	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 581	none	none

* Includes Growth & Income ($6,342 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Growth & Income beneficially owned by Mr. Catudal was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Tillinghast as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 24,052	$ 1,309	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 24,052	none	none

* Includes Low-Priced Stock ($24,052 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Low-Priced Stock beneficially owned by Mr. Tillinghast was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Baker as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 5,557	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 5,160	none	none

* Includes OTC Portfolio ($5,160 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of OTC Portfolio beneficially owned by Mr. Baker was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Offen as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 1,060	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 761	none	none

* Includes Fidelity Value Discovery Fund ($673 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Fidelity Value Discovery Fund beneficially owned by Mr. Offen was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Soviero as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 12,041	none	$ 966
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,088	none	none

* Includes Leveraged Company Stock ($3,974 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Leveraged Company Stock beneficially owned by Mr. Soviero was over $1,000,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000 stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Class K of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class K and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Class K Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class K Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class K shares and/or shareholder support services. In addition, each Class K Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class K shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Class K of the fund and its shareholders. In particular, the Trustees noted that each Class K Plan does not authorize payments by Class K of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Class K shares, additional sales of Class K shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

Any of the payments described in this section may represent a premium over payments made by other fund families. Retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of each fund.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of Class K's average daily net assets, with respect to each position in a fund.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, and providing historical account research.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Blue Chip Growth	$ 1,351,387	$ 1,526,784	$ 1,681,608
Dividend Growth	$ 1,203,759	$ 1,415,714	$ 1,543,878
Growth & Income	$ 1,252,916	$ 1,617,669	$ 1,960,581
Leveraged Company Stock	$ 1,000,392	$ 1,199,142	$ 1,092,641
Low-Priced Stock	$ 1,812,688	$ 2,084,463	$ 2,147,315
OTC	$ 1,112,480	$ 1,210,920	$ 1,213,796
Fidelity Value Discovery Fund	$ 251,282	$ 389,738	$ 341,385

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Blue Chip Growth	$ 28,237	$ 66,362	$ 27,969
Dividend Growth	$ 17,265	$ 13,439	$ 8,723
Growth & Income	$ 57,360	$ 124,318	$ 82,812
Leveraged Company Stock	$ 23,929	$ 77,378	$ 41,732
Low-Priced Stock	$ 73,738	$ 142,665	$ 143,634
OTC	$ 22,652	$ 66,282	$ 31,091
Fidelity Value Discovery Fund	$ 3,085	$ 8,105	$ 1,910

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Low-Priced Stock Fund and Fidelity Value Discovery Fund are funds of Fidelity Puritan Trust, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. Currently, there are four funds offered in Fidelity Puritan Trust: Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, Fidelity Puritan® Fund, and Fidelity Value Discovery Fund. Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio are funds of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. Currently, there are 12 funds offered in Fidelity Securities Fund: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Small Cap Opportunities Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Low-Priced Stock. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Growth & Income and Leveraged Company Stock. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of OTC. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Blue Chip Growth, Dividend Growth, and Fidelity Value Discovery Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Blue Chip Growth, Dividend Growth, Low-Priced Stock, OTC, and Fidelity Value Discovery Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Low-Priced Stock's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Dividend Growth, Growth & Income, Leveraged Company Stock, and Low-Priced Stock and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Blue Chip Growth, OTC, and Fidelity Value Discovery Fund and provides other audit related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Blue Chip Growth, Dividend Growth, Growth & Income, OTC, and Fidelity Value Discovery Fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Low-Priced Stock and Leveraged Company Stock will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's® Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, and Fidelity Puritan Fund are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

On July 23, 2004, a complaint entitled Bennett, et al. v. Fidelity Management & Research Co. and FMR Co., Inc. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants breached their fiduciary duties by charging excessive management fees in violation of Section 36(b) of the 1940 Act. Plaintiffs seek unspecified damages and other relief, including a return of management fees paid by the funds and a reduction of future management fees. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Series Small Cap Opportunities

Fund

(formerly Fidelity Small Cap Opportunities Fund)

(fund number 1799, trading symbol FSOPX)

Shares of the fund are only available for purchase by (i) mutual funds for which FMR or an affiliate serves as investment manager and (ii) FMR investment professionals, including the fund's portfolio manager.

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Only one class of shares of the fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through this prospectus.

Investment Summary

Investment Objective

Series Small Cap Opportunities Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® Small-Cap 600 Index (S&P® SmallCap 600)).
  Investing in domestic and foreign issuers.
  Allocating the fund's assets across different market sectors.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Series Small Cap OpportunitiesA
Calendar Years

2008

	-39.30%


During the period shown in the chart for Series Small Cap Opportunities:

Returns

Quarter ended

Highest Quarter Return	-0.50%	June 30, 2008
Lowest Quarter Return	-24.87%	December 31, 2008
Year-to-Date Return	11.45%	June 30, 2009

A The returns shown above are for a class of shares of the fund.

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classB

Series Small Cap OpportunitiesA
Return Before Taxes	-39.30%	-27.44%
Return After Taxes on Distributions	-39.36%	-27.51%
Return After Taxes on Distributions and Sale of Fund Shares	-25.47%	-22.84%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-33.79%	-22.58%

A The returns shown above are for a class of shares of the fund.

B From March 22, 2007.

Russell 2000® Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000 Index. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled companies.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Series Small Cap Opportunities

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Prospectus

Fund Summary - continued

Annual operating expenses (paid from class assets)

Series Small Cap Opportunities

Management feeA	0.59%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.34%
Total annual class operating expensesB	0.93%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Effective March 22, 2007, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.15%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Series Small Cap OpportunitiesA

1 year	$ 95
3 years	$ 296
5 years	$ 515
10 years	$ 1,143

A The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Series Small Cap Opportunities Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR allocates the fund's assets across different market sectors, generally using different Fidelity managers to handle investments within each market sector, either through subportfolios, which are portions of the fund's assets assigned to different managers, or through central funds, which are specialized Fidelity investment vehicles designed to be used by Fidelity funds. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Series Small Cap Opportunities Fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Series Small Cap Opportunities Fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of the fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$10,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$2,500
Balance	$5,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Prospectus

Shareholder Information - continued

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;

Prospectus

  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $5,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

Shareholder Information - continued

  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $5,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Prospectus

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Lionel Harris is co-manager of Series Small Cap Opportunities Fund, which he has managed since March 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

Rayna Lesser is co-manager of Series Small Cap Opportunities Fund, which she has managed since October 2009. Since joining Fidelity Investments in 2005, Ms. Lesser has served as an analyst, portfolio assistant and portfolio manager. Prior to joining Fidelity, Ms. Lesser held analyst positions at Jennison Associates and Lord Abbett & Company.

Charles Myers is co-manager of Series Small Cap Opportunities Fund, which he has managed since October 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Myers has worked as a research analyst, portfolio assistant, and portfolio manager.

Shadman Riaz is co-manager of Series Small Cap Opportunities Fund, which he has managed since October 2009. Since joining Fidelity Investments in 2001, Mr. Riaz has served as a research analyst and portfolio manager.

Patrick Venanzi is co-manager of Series Small Cap Opportunities Fund, which he has managed since October 2009. Since joining Fidelity Investments in 2001, Mr. Venanzi has worked as a research associate, research analyst, and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Harris, Ms. Lesser, Mr. Myers, Mr. Riaz, and Mr. Venanzi.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Index.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period began on April 1, 2007 and will eventually include 36 months. The performance adjustment took effect on March 1, 2008.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.59% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Prospectus

As of July 31, 2009, 100% of the fund's total outstanding shares was held by FMR, an FMR affiliate, and/or mutual funds managed by FMR or an FMR affiliate and FMR investment professionals.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the period of operations. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 7.97	$ 9.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.02	.01
Net realized and unrealized gain (loss)	(1.02)	(1.66)	(.36)
Total from investment operations	(.99)	(1.64)	(.35)
Distributions from net investment income	(.04)	(.02)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.04)	(.04)	-
Redemption fees added to paid in capital D, J	-	- I	- I
Net asset value, end of period	$ 6.94	$ 7.97	$ 9.65
Total Return B, C	(12.34)%	(17.10)%	(3.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	.93%	.93%	1.00% A
Expenses net of fee waivers, if any	.93%	.93%	1.00% A
Expenses net of all reductions	.93%	.92%	.98% A
Net investment income (loss)	.49%	.20%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,284,079	$ 1,348,258	$ 984,470
Portfolio turnover rate F	167%	179%	176% A

A Annualized

B Total returns for period of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 22, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The redemption fee was eliminated during the year ended July 31, 2009.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.839804.104 SMO-pro-0909

Fidelity® Series Small Cap Opportunities Fund (formerly Fidelity Small Cap Opportunities Fund)

A Fund of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

PAGE

Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

SMO-ptb-0909
1.839805.104

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with small market capitalizations, FMR intends to measure the capitalization range of the Russell 2000® Index and the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600) no less frequently than once a month.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Fund's Rights as an Investor. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies.

The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the fund's portfolio turnover rates were 167% and 179%, respectively.

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended July 31

Dollar Amount

Percentage of Average Net Assets

2009	$ 5,020,923	0.48%
2008	$ 4,633,388	0.38%
2007	$ 3,045,622	0.47%

During the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid brokerage commissions of $87,736, $87,206, and $10,960, respectively, to NFS. NFS is paid on a commission basis. During the fiscal year ended July 31, 2009, this amounted to approximately 1.75% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 4.51% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

During the fiscal year ended July 31, 2009, the fund paid $4,298,307 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $2,675,860,999 of transactions. For the twelve-month period ending June 30, 2009, $813,984 of the fund's brokerage commissions were allocated for research or brokerage services.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, the fund had an aggregate capital loss carryforward of approximately $328,938,313. This loss carryforward, of which $3,862,752, $19,665,075, and $305,410,486 will expire on July 31, 2015, 2016, and 2017, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

Series Small Cap Opportunities	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

Series Small Cap Opportunities	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

Series Small Cap Opportunities	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


Series Small Cap Opportunities	$ 819	$ 764	$ 958	$ 819

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000

AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


Series Small Cap Opportunities	$ 764	$ 858	$ 764	$ 764

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

As of July 31, 2009, 100% of the fund's total outstanding shares was held by FMR, an FMR affiliate, and/or mutual funds managed by FMR or an FMR affiliate.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the Russell 2000 Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for July 2009, the fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Series Small Cap Opportunities	0.2620%	+	0.4500%	=	0.7120%

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Series Small Cap Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the Russell 2000 Index for Series Small Cap Opportunities. The performance period for the fund commenced on April 1, 2007. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for Series Small Cap Opportunities, they may designate a successor index to be substituted.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of the fund is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the Russell 2000 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FMR management fees of $6,212,502, $7,952,538, and $1,642,872, respectively. The amount of these management fees includes both the basic fee and the amount of the performance adjustment, if any. For the fiscal years ended July 31, 2009, 2008, and 2007, the downward performance adjustments amounted to $1,238,006, $723,221, and $0, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the class's returns, and repayment of the reimbursement by the class will lower its returns.

Sub-Adviser - FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the fund, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the fund, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of the fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the fund, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., FMR Japan, FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., FMR Japan, and FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIIA, and not the fund, pay the sub-advisers.

Lionel Harris is the portfolio manager of Series Small Cap Opportunities and receives compensation for his services. Effective October 1, 2009, Lionel Harris, Rayna Lesser, Charles Myers, Shadman Riaz, and Pat Venanzi will be co-managers of Series Small Cap Opportunities and will receive compensation for their services. Information with respect to Ms. Lesser's, Mr. Myers', Mr. Riaz's, and Mr. Venanzi's holdings and other accounts managed will be updated in a supplement to this SAI. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR, including the management of the fund. The portion of Mr. Harris' bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the portion of the fund's assets he manages measured against a benchmark index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Harris as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 2,467	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,467	none	none

* Includes Series Small Cap Opportunities ($1,284 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Series Small Cap Opportunities beneficially owned by Mr. Harris was $50,001-$100,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

 4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FSC pricing and bookkeeping fees of $368,109, $394,697, and $80,525, respectively.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

For the fiscal years ended July 31, 2009, 2008, and 2007, the fund paid FSC $9,838, $13,968, and $0, respectively, for securities lending.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Series Small Cap Opportunities Fund is a fund of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. Currently, there are 12 funds offered in the trust: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end.

The fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Small Cap Growth

Fund

(fund number 1388, trading symbol FCPGX)

and

Fidelity

Small Cap Value

Fund

(fund number 1389, trading symbol FCPVX)

Prospectus

October 9, 2009
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Each of Small Cap Growth and Small Cap Value is composed of multiple classes of shares. All classes of a multiple class fund have a common investment objective and investment portfolio. Only one class of shares of each fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to the funds) means the one class of shares of the funds offered through this prospectus.

Investment Summary

Investment Objective

Small Cap Growth Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Investment Objective

Small Cap Value Fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000 Index or the S&P SmallCap 600).
  Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in the performance of each fund's shares from year to year and compares the performance of each fund's shares to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Visit www.fidelity.com for current return information.

Year-by-Year Returns

Small Cap GrowthA
Calendar Years

2005

2006

2007

2008

	14.29%	13.20%	16.81%	-44.93%


During the periods shown in the chart for Small Cap Growth:

Returns

Quarter ended

Highest Quarter Return	13.30%	March 31, 2006
Lowest Quarter Return	-27.58%	December 31, 2008
Year-to-Date Return	15.54%	June 30, 2009
Small Cap ValueA
Calendar Years

2005

2006

2007

2008

	17.61%	15.65%	1.10%	-30.27%


During the periods shown in the chart for Small Cap Value:

Returns

Quarter ended

Highest Quarter Return	13.18%	March 31, 2006
Lowest Quarter Return	-22.23%	December 31, 2008
Year-to-Date Return	9.98%	June 30, 2009

A The returns shown above are for a class of shares of the fund.

Prospectus

Fund Summary - continued

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2008

Past 1 year

Life of classB

Small Cap GrowthA
Return Before Taxes	-44.93%	-1.24%
Return After Taxes on Distributions	-44.93%	-1.81%
Return After Taxes on Distributions and Sale of Fund Shares	-29.20%	-1.17%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.54%	-3.70%
Small Cap ValueA
Return Before Taxes	-30.27%	1.65%
Return After Taxes on Distributions	-30.46%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	-19.39%	1.36%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-28.92%	-2.32%

A The returns shown above are for a class of shares of the fund.

B From November 3, 2004.

Russell 2000 Growth Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000® Growth Index. The Russell 3000 Growth Index comprises the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

Russell 2000 Value Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000 Value Index. The Russell 3000 Value Index comprises the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of a fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Prospectus

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from class assets)

Small Cap Growth	Management feeA	0.70%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.38%
	Total annual class operating expenses	1.08%
Small Cap Value	Management feeA	0.83%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.37%
	Total annual class operating expenses	1.20%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of each fund is 5% and that your shareholder fees and the annual operating expenses for shares of each fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Small Cap Growth*	1 year	$ 110
	3 years	$ 343
	5 years	$ 595
	10 years	$ 1,317
Small Cap Value*	1 year	$ 122
	3 years	$ 381
	5 years	$ 660
	10 years	$ 1,455

* The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Small Cap Growth Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Small Cap Value Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

Prospectus

FMR invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as P/B ratio, price/sales (P/S) ratio, P/E ratio, earnings relative to enterprise value (the total value of a company's outstanding equity and debt), and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Prospectus

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Small Cap Growth Fund seeks capital appreciation.

Small Cap Value Fund seeks capital appreciation.

Shareholder Notice

The following policies are subject to change only upon 60 days' prior notice to shareholders:

Small Cap Growth Fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Small Cap Value Fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of a multiple class fund.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. A fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Prospectus

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAsA	$200
 	$200
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500 worth of shares.

There is no minimum balance or initial purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Excessive Trading Policy

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of each fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, a fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of that fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the funds' excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, each fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity funds' Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by a fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the funds' excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

Prospectus

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

Each fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the funds' excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. Each fund's Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. A fund reserves the right to modify its policies at any time without prior notice.

Each fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, each fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," each fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that each fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Prospectus

Shareholder Information - continued

Buying Shares

The price to buy one share of each fund is its NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of each fund is the fund's NAV, minus the short-term redemption fee, if applicable.

For each fund, if you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the funds, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Each fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees;

Prospectus

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

Prospectus

Shareholder Information - continued

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Small Cap Growth or Small Cap Value shares, keep your fund balance above $2,000 worth of shares to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

Prospectus

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

· To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

     - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

· To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

· To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of each fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

Shareholder Information - continued

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for each fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for each fund and may provide investment research and advice for the funds.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for each fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for each fund.

Prospectus

Fund Services - continued

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for each fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for each fund.
  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for each fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for each fund.

Lionel Harris is manager of Small Cap Growth Fund, which he has managed since April 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

Charles Myers is manager of Small Cap Value Fund, which he has managed since May 2008. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Mr. Myers has worked as a research analyst, portfolio assistant, and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Harris and Myers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Small Cap Growth has performed relative to the Russell 2000 Growth Index and Small Cap Value has performed relative to the Russell 2000 Value Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.

Prospectus

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26% for Small Cap Growth and Small Cap Value. The individual fund fee rate is 0.45% for Small Cap Growth and Small Cap Value.

The basic fee for Small Cap Growth and Small Cap Value for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period Small Cap Growth's performance to that of the Russell 2000 Growth Index or Small Cap Value's performance to that of the Russell 2000 Value Index.

For the purposes of calculating the performance adjustment for each fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.70% of the fund's average net assets for Small Cap Growth and 0.83% of the fund's average net assets for Small Cap Value.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution


FDC distributes each fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

Prospectus

Fund Services - continued

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand the financial history of each fund's shares for the period of operations. Certain information reflects financial results for a single share of a fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

Small Cap Growth

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 16.15	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.07)	(.08) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.40	.19	3.01
Total from investment operations	(2.40)	(1.81)	3.32	.12	2.97
Distributions from net realized gain	-	(1.05)	(.10)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Total Return B,C	(18.06)%	(11.98)%	25.84%	1.01%	29.80%
Ratios to Average Net Assets E,J
Expenses before reductions	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.10%	1.13%	1.16% A
Expenses net of all reductions	1.08%	1.10%	1.09%	1.08%	1.08% A
Net investment income (loss)	(.39)%	(.45)%	(.50)% G	(.52)% H	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rate F	150%	113%	91%	129%	93% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Prospectus

Small Cap Value

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.60)	(1.99)	1.91	.74	2.84
Total from investment operations	(.50)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.08)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.19)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.15)%	(14.10)%	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.14%	1.11%	1.09%	1.05%A
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.09%	1.05%A
Expenses net of all reductions	1.20%	1.13%	1.11%	1.06%	.99%A
Net investment income (loss)	1.01%	.22%	(.15)%	.06%	(.08)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	51%	149%	67%	93%	60%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.803703.106 SCP/SCV-pro-0909

Fidelity® Small Cap Growth Fund

Fidelity Small Cap Value Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

PAGE

Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

SCP/SCV-ptb-0909
1.803704.106

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity Small Cap Growth Fund's and Fidelity Small Cap Value Fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of each of Fidelity Small Cap Growth Fund's and Fidelity Small Cap Value Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.


For purposes of normally investing at least 80% of each fund's assets in securities of companies with small market capitalizations, FMR intends to measure the capitalization range of the Russell 2000® Index and the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600) no less frequently than once a month.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the portfolio turnover rates were 150% and 113%, respectively, for Small Cap Growth and 51% and 149%, respectively, for Small Cap Value. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund
Fiscal Year Ended

Dollar Amount

Percentage of Average Net Assets

Small Cap Growth	July 31
2009		$ 3,308,234	0.33%
2008		$ 2,117,347	0.16%
2007		$ 1,380,461	0.17%
Small Cap Value	July 31
2009		$ 1,818,041	0.16%
2008		$ 3,358,550	0.26%
2007		$ 1,893,439	0.14%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2009. NFS is paid on a commission basis.

Fund	Fiscal Year Ended	Total Amount Paid to NFS
Small Cap Growth	July 31
2009		$ 42,239
2008		$ 27,116
2007		$ 12,881
Small Cap Value
2009		$ 46,623
2008		$ 70,936
2007		$ 15,149
Fund

Fiscal Year Ended 2009

% of Aggregate Commissions Paid to NFS

% of Aggregate Dollar Amount of Transactions Effected through NFS

Small Cap Growth†	July 31	1.28%	4.73%
Small Cap Value†	July 31	2.56%	5.90%

† The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2009.

Fund	Fiscal Year Ended 2009	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Small Cap Growth	July 31	$ 2,889,223	$ 2,252,350,990
Small Cap Value	July 31	$ 1,567,696	$ 1,085,781,829

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2009.

Fund	Twelve-Month Period Ended 2009	$ Amount of Commissions Allocated for Research or Brokerage Services
Small Cap Growth	June 30	$ 389,805
Small Cap Value	June 30	$ 176,261

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, Small Cap Growth had an aggregate capital loss carryforward of approximately $225,666,789. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of July 31, 2009, Small Cap Value had an aggregate capital loss carryforward of approximately $19,890,497. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

Small Cap Growth	none	none
Small Cap Value	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

Small Cap Growth	none	none	none	none
Small Cap Value	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

Small Cap Growth	none	none	none	none
Small Cap Value	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


Small Cap Growth	$ 782	$ 729	$ 915	$ 782

Small Cap Value	$ 888	$ 828	$ 1,038	$ 888

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000

AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


Small Cap Growth	$ 729	$ 819	$ 729	$ 729
Small Cap Value	$ 828	$ 930	$ 828	$ 828
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor Small Cap Growth Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	26.64%
Fidelity Advisor Small Cap Growth Fund: Class A	Commonwealth Financial Network	Waltham	MA	7.90%
Fidelity Advisor Small Cap Growth Fund: Class T	LPL Financial	San Diego	CA	8.91%
Fidelity Advisor Small Cap Growth Fund: Class T	AIG	New York	NY	8.43%
Fidelity Advisor Small Cap Growth Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	8.11%
Fidelity Advisor Small Cap Growth Fund: Class T	Commonwealth Financial Network	Waltham	MA	7.16%
Fidelity Advisor Small Cap Growth Fund: Class T	Great American Advisors	Cincinnati	OH	6.50%
Fidelity Advisor Small Cap Growth Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.87%
Fidelity Advisor Small Cap Growth Fund: Class B	ING	Denver	CO	6.01%
Fidelity Advisor Small Cap Growth Fund: Class C	RBC Dain Rauscher Corp.	Minneapolis	MN	11.88%
Fidelity Advisor Small Cap Growth Fund: Class C	ING	Denver	CO	6.57%
Fidelity Advisor Small Cap Growth Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	6.03%
Fidelity Advisor Small Cap Growth Fund: Class C	Great American Advisors	Cincinnati	OH	5.04%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	First National Bank & Trust Co. of Newtown	Newtown	PA	23.63%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	Old National Bancorp	Evansville	IN	16.44%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	LPL Financial	San Diego	CA	10.72%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	ING	El Segundo	CA	8.67%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	ING	Des Moines	IA	5.22%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2020 Fund	Boston	MA	13.34%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2030 Fund	Boston	MA	11.27%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2040 Fund	Boston	MA	6.82%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2010 Fund	Boston	MA	6.21%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2025 Fund	Boston	MA	6.13%
Fidelity Small Cap Growth Fund: Class F	FIMM LLC	Boston	MA	68.40%
Fidelity Advisor Small Cap Value Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	25.18%
Fidelity Advisor Small Cap Value Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	9.42%
Fidelity Advisor Small Cap Value Fund: Class T	Country Club Financial Services, Inc	Kansas City	MO	6.67%
Fidelity Advisor Small Cap Value Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.26%
Fidelity Advisor Small Cap Value Fund: Class B	MetLife	New York	NY	8.42%
Fidelity Advisor Small Cap Value Fund: Class C	Merrill Lynch	Jacksonville	FL	7.41%
Fidelity Advisor Small Cap Value Fund: Class C	ING	Denver	CO	5.19%
Fidelity Advisor Small Cap Value Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.16%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Jackson National	Santa Monica	CA	14.04%
Fidelity Advisor Small Cap Value Fund: Institutional Class	ING	El Segundo	CA	13.58%
Fidelity Advisor Small Cap Value Fund: Institutional Class	LPL Financial	San Diego	CA	7.04%
Fidelity Advisor Small Cap Value Fund: Institutional Class	ING	Des Moines	IA	7.00%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	6.49%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	5.73%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2020 Fund	Boston	MA	9.67%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2030 Fund	Boston	MA	8.22%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2040 Fund	Boston	MA	5.02%
Fidelity Small Cap Value Fund: Class F	FIMM LLC	Boston	MA	68.64%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), FRAC, and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson, Abigail P. Johnson, other family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Small Cap Growth's performance to that of the Russell 2000 Growth Index or Small Cap Value's performance to that of the Russell 2000 Value Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

Each fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Small Cap Growth	0.2620%	+	0.4500%	=	0.7120%
Small Cap Value	0.2620%	+	0.4500%	=	0.7120%

One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Small Cap Growth and Small Cap Value is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the Russell 2000 Growth Index for Small Cap Growth or the Russell 2000 Value Index for Small Cap Value. The performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for Small Cap Growth or Small Cap Value, they may designate a successor index to be substituted.

For the purposes of calculating the performance adjustment for each fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to each fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a class is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the Russell 2000 Growth Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Small Cap Growth's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Growth Index. The record of the Russell 2000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Small Cap Value's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Value Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

Fund	Fiscal Years Ended July 31	Performance Adjustment	Management Fees Paid to FMR*
Small Cap Growth	2009	$ (88,225)	$ 6,995,912
	2008	$ 1,059,130	$ 10,509,013
	2007	$ 721,094	$ 6,377,637
Small Cap Value	2009	$ 1,362,085	$ 9,585,483
	2008	$ 1,555,458	$ 10,789,356
	2007	$ 1,453,969	$ 10,845,016

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will lower its returns.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

Lionel Harris is the portfolio manager of Small Cap Growth and receives compensation for his services. Charles Myers is the portfolio manager of Small Cap Value and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Harris' bonus that is linked to the investment performance of Small Cap Growth is based on the fund's pre-tax investment performance measured against the Russell 2000 Growth Index, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Small Cap Growth Category. The portion of Mr. Myers' bonus that is linked to the investment performance of Small Cap Value is based on the fund's pre-tax investment performance measured against the Russell 2000 Value Index, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Small Cap Value Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Harris as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 2,467	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,467	none	none

* Includes Small Cap Growth ($1,183 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Small Cap Growth beneficially owned by Mr. Harris was $100,001-$500,000.

The following table provides information relating to other accounts managed by Mr. Myers as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$ 2,050	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,050	none	none

* Includes Small Cap Value ($1,609 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Small Cap Value beneficially owned by Mr. Myers was over $1,000,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

 4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Small Cap Growth and Small Cap Value and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Small Cap Growth and Small Cap Value.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of each fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Small Cap Growth	$ 353,623	$ 426,475	$ 280,649
Small Cap Value	$ 399,816	$ 417,588	$ 429,622

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
Small Cap Growth	$ 13,287	$ 23,430	$ 5,873
Small Cap Value	$ 22,846	$ 16,725	$ 6,224

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Small Cap Growth Fund and Fidelity Small Cap Value Fund are funds of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. On January 29, 2009, Fidelity Advisor Growth Strategies Fund changed its name from Fidelity Advisor Aggressive Growth Fund to Fidelity Advisor Growth Strategies Fund. Currently, there are 12 funds offered in Fidelity Securities Fund: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

Small Cap Value

Fund

Class A

(Fund 1383)

Class T

(Fund 1386)

Class B

(Fund 1384)

Class C

(Fund 1385)

Prospectus

October 9, 2009

Class A, Class T, Class B, and
Class C are classes of Fidelity®
Small Cap Value Fund
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® Small Cap Value Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class A, and compares each class's performance to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.advisor.fidelity.com for current return information.

Year-by-Year Returns

The returns in the chart do not include the effect of Class A's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Advisor Small Cap Value - Class A
Calendar Years

2005

2006

2007

2008

	17.21%	15.33%	0.78%	-30.52%


During the periods shown in the chart for Class A of the fund:

Returns

Quarter ended

Highest Quarter Return	13.13%	March 31, 2006
Lowest Quarter Return	-22.34%	December 31, 2008
Year-to-Date Return	9.95%	June 30, 2009

Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classA

Advisor Small Cap Value
Class A - Return Before Taxes	-34.51%	-0.11%
 Return After Taxes on Distributions	-34.66%	-0.74%
 Return After Taxes on Distributions and Sale of Fund Shares	-22.19%	-0.13%
Class T - Return Before Taxes	-33.08%	0.22%
Class B - Return Before Taxes	-34.38%	0.16%
Class C - Return Before Taxes	-31.66%	0.59%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-28.92%	-2.32%

A From November 3, 2004.

Russell 2000 Value Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000® Value Index. The Russell 3000 Value Index comprises the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Class A

Class T

Class B

Class C

Maximum sales charge (load) on purchases (as a % of offering price)A	5.75%B	3.50%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)D	1.50%	1.50%	1.50%	1.50%

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

Prospectus

Fund Summary - continued

D A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

E The actual contingent deferred sales charge may be higher due to rounding.

F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 1.00% to 0%.

G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from class assets)

Class A

Class T

Class B

Class C

Management feeA	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%
Other expenses	0.37%	0.37%	0.37%	0.37%
Total annual class operating expensesB	1.45%	1.70%	2.20%	2.20%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Class A

Effective Date

Class T

Effective Date

Class B

Effective Date

Class C

Effective Date

1.40%	6/1/05	1.65%	6/1/05	2.15%	6/1/05	2.15%	6/1/05

These arrangements may be discontinued by FMR at any time.

Prospectus

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:


Class A

Class T

Class B

Class C


Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

1 year	$ 714	$ 714	$ 517	$ 517	$ 723	$ 223	$ 323	$ 223
3 years	$ 1,007	$ 1,007	$ 867	$ 867	$ 988	$ 688	$ 688	$ 688
5 years	$ 1,322	$ 1,322	$ 1,241	$ 1,241	$ 1,380	$ 1,180	$ 1,180	$ 1,180
10 years	$ 2,210	$ 2,210	$ 2,288	$ 2,288	$ 2,255A	$ 2,255A	$ 2,534	$ 2,534

A Reflects conversion to Class A shares after a maximum of seven years.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company's outstanding equity and debt), and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Prospectus

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum balance or initial purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Fidelity Distributors Corporation (FDC). In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Prospectus

Shareholder Information - continued

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Prospectus

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next offering price or NAV, as applicable, calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Prospectus

Shareholder Information - continued

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Any applicable CDSC is calculated based on your original redemption amount (before deducting any applicable redemption fee).

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, and any applicable CDSC, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Prospectus

Shareholder Information - continued

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

· To transfer money between a bank account and your fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of shares.

     - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

· To make contributions from your fund account to your Fidelity Advisor IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy Class A, Class T, Class B, or Class C shares of a Fidelity fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

Prospectus

Shareholder Information - continued

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may close your account and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

Prospectus

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of  December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Charles Myers is manager of the fund, which he has managed since May 2008. Since joining Fidelity Investments in 1999, Mr. Myers has worked as a research analyst, portfolio assistant, and manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Myers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Value Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Value Index.

Prospectus

Fund Services - continued

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund. To the extent that Class A, Class T, Class B, and Class C have higher expenses, this could result in Class A, Class T, Class B, and Class C bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.83% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

Prospectus

These payments are described in more detail on the following pages and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

Sales Charge

As a % of offering priceA

As an approximate % of net amount investedA

Investment professional concession as % of offering price

Up to $49,999B	5.75%	6.10%	5.00%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	None	None	1.00%C
$4,000,000 to $24,999,999	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase

Contingent Deferred Sales ChargeA

Less than 1 year	1.00%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Prospectus

Fund Services - continued

Sales Charges and Concessions - Class T

Sales Charge

As a % of offering priceA

As an approximate % of net amount investedA

Investment professional concession as % of offering price

Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Prospectus

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Advisor Diversified Stock Fund and Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Prospectus

Fund Services - continued

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase

Contingent Deferred Sales ChargeA

Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Prospectus

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

Prospectus

Fund Services - continued

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;


11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

Prospectus

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Prospectus

Fund Services - continued

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

Prospectus

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class T shares.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

Prospectus

Fund Services - continued

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of each class's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Advisor Small Cap Value - Class A

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 14.34	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	(.01)	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.60)	(1.98)	1.90	.74	2.84
Total from investment operations	(.52)	(1.99)	1.84	.71	2.80
Distributions from net investment income	(.06)	-	-	-	(.01)
Distributions from net realized gain	(.11)	(.53)	(.67)	(.35)	-
Total distributions	(.17)	(.53)	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	(4.37)%	(14.35)%	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.43%	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.40%	1.40%	1.36%	1.38% A
Net investment income (loss)	.81%	(.05)%	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,029	$ 52,446	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Advisor Small Cap Value - Class T

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 14.28	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.04)	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	(.59)	(1.97)	1.90	.74	2.83
Total from investment operations	(.54)	(2.01)	1.80	.67	2.77
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.65)	(.33)	-
Total distributions	(.15)	(.53)	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	(4.57)%	(14.58)%	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.68%	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.65%	1.65%	1.61%	1.62% A
Net investment income (loss)	.56%	(.30)%	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,534	$ 32,091	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Appendix - continued

Advisor Small Cap Value - Class B

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.59)	(1.96)	1.90	.74	2.82
Total from investment operations	(.58)	(2.06)	1.73	.61	2.72
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.28)	-
Total distributions	(.14)	(.53)	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	(5.05)%	(15.04)%	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.13% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,153	$ 7,886	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

Advisor Small Cap Value - Class C

Years ended July 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 14.19	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.10)	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	(.58)	(1.96)	1.90	.74	2.83
Total from investment operations	(.57)	(2.06)	1.73	.61	2.73
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.11)	(.53)	(.61)	(.29)	-
Total distributions	(.14)	(.53)	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	- J	- J	.01	.01
Net asset value, end of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	(4.98)%	(15.04)%	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.18%	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.15%	2.15%	2.11%	2.11% A
Net investment income (loss)	.06%	(.80)%	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,345	$ 20,924	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.803727.106 ASCV-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

Small Cap Value

Fund

Institutional Class

(Fund 1387)

Prospectus

October 9, 2009

Institutional Class is a class of Fidelity® Small Cap Value Fund
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® Small Cap Value Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Institutional Class, and compares Institutional Class's performance to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.advisor.fidelity.com for current return information.

Year-by-Year Returns

Advisor Small Cap Value - Institutional Class
Calendar Years

2005

2006

2007

2008

	17.52%	15.69%	1.10%	-30.19%


During the periods shown in the chart for Institutional Class of the fund:

Returns

Quarter ended

Highest Quarter Return	13.27%	March 31, 2006
Lowest Quarter Return	-22.22%	December 31, 2008
Year-to-Date Return	10.08%	June 30, 2009

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2008

Past 1 year

Life of classA

Advisor Small Cap Value
Institutional Class - Return Before Taxes	-30.19%	1.67%
 Return After Taxes on Distributions	-30.37%	0.99%
 Return After Taxes on Distributions and Sale of Fund Shares	-19.35%	1.37%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-28.92%	-2.32%

A From November 3, 2004.

Prospectus

Russell 2000 Value Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000® Value Index. The Russell 3000 Value Index comprises the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Institutional Class shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Institutional Class

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from class assets)

Institutional Class

Management feeA	0.83%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.37%
Total annual class operating expensesB	1.20%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Effective June 1, 2005, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.15%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:


Institutional Class

1 year	$ 122
3 years	$ 381
5 years	$ 660
10 years	$ 1,455

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company's outstanding equity and debt), and the discounted value of a company's projected future free cash flows. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

Prospectus

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Institutional Class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum balance or initial purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Fidelity Distributors Corporation (FDC). In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Shareholder Information - continued

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity; and

Prospectus

7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is the class's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Prospectus

Shareholder Information - continued

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

Prospectus

Shareholder Information - continued

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Prospectus

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

· To transfer money between a bank account and your fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of shares.

     - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and your fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may close your account and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of  December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Charles Myers is manager of the fund, which he has managed since May 2008. Since joining Fidelity Investments in 1999, Mr. Myers has worked as a research analyst, portfolio assistant, and manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Myers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Value Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Value Index.

Prospectus

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund. To the extent that Institutional Class has higher expenses, this could result in Institutional Class bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if Institutional Class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.83% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

Fund Services - continued

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 14.43	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	(.59)	(1.99)	1.91	.74	2.84
Total from investment operations	(.49)	(1.96)	1.89	.75	2.83
Distributions from net investment income	(.07)	-	-	(.01)	(.01)
Distributions from net realized gain	(.11)	(.56)	(.68)	(.36)	-
Total distributions	(.18)	(.56)	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	.01	.01
Net asset value, end of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	(4.04)%	(14.10)%	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.20%	1.13%	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.15%	1.13%	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.15%	1.13%	1.10%	1.05%	1.01% A
Net investment income (loss)	1.06%	.22%	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,336	$ 8,584	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	51%	149%	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.803741.106 ASCVI-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

Small Cap Growth

Fund

Class A

(Fund 1377)

Class T

(Fund 1381)

Class B

(Fund 1378)

Class C

(Fund 1379)

Prospectus

October 9, 2009

Class A, Class T, Class B, and
Class C are classes of Fidelity®
Small Cap Growth Fund
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® Small Cap Growth Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class A, and compares each class's performance to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.advisor.fidelity.com for current return information.

Year-by-Year Returns

The returns in the chart do not include the effect of Class A's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Advisor Small Cap Growth - Class A
Calendar Years

2005

2006

2007

2008

14.04%	12.82%	16.47%	-45.10%

During the periods shown in the chart for Class A of the fund:

Returns

Quarter ended

Highest Quarter Return	13.16%	March 31, 2006
Lowest Quarter Return	-27.68%	December 31, 2008
Year-to-Date Return	15.43%	June 30, 2009

Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2008

Past 1 year

Life of classA

Advisor Small Cap Growth
Class A - Return Before Taxes	-48.25%	-2.92%
 Return After Taxes on Distributions	-48.25%	-3.45%
 Return After Taxes on Distributions and Sale of Fund Shares	-31.36%	-2.56%
Class T - Return Before Taxes	-47.17%	-2.61%
Class B - Return Before Taxes	-48.23%	-2.73%
Class C - Return Before Taxes	-46.07%	-2.28%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.54%	-3.70%

A From November 3, 2004.

Russell 2000 Growth Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000® Growth Index. The Russell 3000 Growth Index comprises the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Class A

Class T

Class B

Class C

Maximum sales charge (load) on purchases (as a % of offering price)A	5.75%B	3.50%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)D	1.50%	1.50%	1.50%	1.50%

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

Prospectus

Fund Summary - continued

D A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

E The actual contingent deferred sales charge may be higher due to rounding.

F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 1.00% to 0%.

G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from class assets)

Class A

Class T

Class B

Class C

Management feeA	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%
Other expenses	0.38%	0.40%	0.38%	0.38%
Total annual class operating expensesB	1.33%	1.60%	2.08%	2.08%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Class A

Effective Date

Class T

Effective Date

Class B

Effective Date

Class C

Effective Date

1.40%	6/1/05	1.65%	6/1/05	2.15%	6/1/05	2.15%	6/1/05

These arrangements may be discontinued by FMR at any time.

Prospectus

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

Class A

Class T

Class B

Class C

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

1 year	$ 703	$ 703	$ 507	$ 507	$ 711	$ 211	$ 311	$ 211
3 years	$ 972	$ 972	$ 837	$ 837	$ 952	$ 652	$ 652	$ 652
5 years	$ 1,262	$ 1,262	$ 1,190	$ 1,190	$ 1,319	$ 1,119	$ 1,119	$ 1,119
10 years	$ 2,084	$ 2,084	$ 2,184	$ 2,184	$ 2,129A	$ 2,129A	$ 2,410	$ 2,410

A Reflects conversion to Class A shares after a maximum of seven years.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Prospectus

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Fidelity Distributors Corporation (FDC). In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Prospectus

Shareholder Information - continued

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Prospectus

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next offering price or NAV, as applicable, calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Prospectus

Shareholder Information - continued

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Any applicable CDSC is calculated based on your original redemption amount (before deducting any applicable redemption fee).

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Prospectus

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, and any applicable CDSC, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Prospectus

Shareholder Information - continued

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

· To transfer money between a bank account and your fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of shares.

     - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

· To make contributions from your fund account to your Fidelity Advisor IRA.

· To sell shares of a Fidelity money market fund and simultaneously to buy Class A, Class T, Class B, or Class C shares of a Fidelity fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

Prospectus

Shareholder Information - continued

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may close your account and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, and any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

Prospectus

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Lionel Harris is manager of the fund, which he has managed since April 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Harris.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Growth Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Growth Index.

Prospectus

Fund Services - continued

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund. To the extent that Class A, Class T, Class B, and Class C have higher expenses, this could result in Class A, Class T, Class B, and Class C bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.70% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

Prospectus

These payments are described in more detail on the following pages and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail on the following pages, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

Sales Charge

As a % of offering priceA

As an approximate % of net amount investedA

Investment professional concession as % of offering price

Up to $49,999B	5.75%	6.10%	5.00%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	None	None	1.00%C
$4,000,000 to $24,999,999	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

Prospectus

Fund Services - continued

From Date of Purchase

Contingent Deferred Sales ChargeA

Less than 1 year	1.00%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

Sales Charge

As a % of offering priceA

As an approximate % of net amount investedA

Investment professional concession as % of offering price

Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions may apply. See "Finder's Fees" on page <Click Here>.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Prospectus

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Advisor Diversified Stock Fund and Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Prospectus

Fund Services - continued

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). You must file your Letter with Fidelity within 90 days of the start of your purchases toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

Prospectus

From Date of Purchase

Contingent Deferred Sales ChargeA

Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

Prospectus

Fund Services - continued

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department.

Prospectus

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Prospectus

Fund Services - continued

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

Prospectus

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class T shares.

Prospectus

Fund Services - continued

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Prospectus

Any fees paid out of each class's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Advisor Small Cap Growth - Class A

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.20	$ 16.06	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.12) H	(.10) I	(.07)
Net realized and unrealized gain (loss)	(2.35)	(1.73)	3.39	.18	3.01
Total from investment operations	(2.41)	(1.84)	3.27	.08	2.94
Distributions from net realized gain	-	(1.02)	(.09)	(.16)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Total Return B,C,D	(18.26)%	(12.26)%	25.52%	.70%	29.50%
Ratios to Average Net Assets F,K
Expenses before reductions	1.33%	1.40%	1.44%	1.53%	1.55% A
Expenses net of fee waivers, if any	1.33%	1.40%	1.40%	1.40%	1.45% A
Expenses net of all reductions	1.33%	1.39%	1.39%	1.35%	1.36% A
Net investment income (loss)	(.64)%	(.74)%	(.80)% H	(.79)% I	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,211	$ 42,187	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

L Amount represents less than $.01 per share.

Advisor Small Cap Growth - Class T

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 16.01	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.16) H	(.14) I	(.09)
Net realized and unrealized gain (loss)	(2.34)	(1.73)	3.38	.19	3.01
Total from investment operations	(2.43)	(1.88)	3.22	.05	2.92
Distributions from net realized gain	-	(.96)	(.07)	(.13)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Total Return B,C,D	(18.45)%	(12.50)%	25.18%	.48%	29.30%
Ratios to Average Net Assets F,K
Expenses before reductions	1.60%	1.65%	1.67%	1.73%	1.79% A
Expenses net of fee waivers, if any	1.60%	1.65%	1.65%	1.65%	1.70% A
Expenses net of all reductions	1.59%	1.65%	1.65%	1.60%	1.61% A
Net investment income (loss)	(.91)%	(.99)%	(1.05)% H	(1.04)% I	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,533	$ 21,754	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

Prospectus

Appendix - continued

Advisor Small Cap Growth - Class B

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 15.85	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.33)	(1.71)	3.36	.19	2.99
Total from investment operations	(2.46)	(1.93)	3.13	(.01)	2.86
Distributions from net realized gain	-	(.89)	(.06)	(.09)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Total Return B,C,D	(18.88)%	(12.92)%	24.57%	(.03)%	28.70%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.28%	2.33% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.20% A
Expenses net of all reductions	2.08%	2.15%	2.15%	2.10%	2.11% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,171	$ 5,517	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

Prospectus

Advisor Small Cap Growth - Class C

Years ended July 31,

2009

2008

2007

2006

2005 J

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 15.84	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.22)	(.23) H	(.20) I	(.13)
Net realized and unrealized gain (loss)	(2.32)	(1.71)	3.36	.18	3.00
Total from investment operations	(2.45)	(1.93)	3.13	(.02)	2.87
Distributions from net realized gain	-	(.91)	(.06)	(.10)	-
Redemption fees added to paid in capital E	- L	- L	- L	.01	.01
Net asset value, end of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Total Return B,C,D	(18.85)%	(12.94)%	24.59%	(.08)%	28.80%
Ratios to Average Net Assets F,K
Expenses before reductions	2.08%	2.15%	2.20%	2.25%	2.24% A
Expenses net of fee waivers, if any	2.08%	2.15%	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.07%	2.14%	2.14%	2.10%	2.09% A
Net investment income (loss)	(1.39)%	(1.49)%	(1.55)% H	(1.54)% I	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 15,946	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rate G	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.803711.106 ASCP-pro-0909

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Advisor

Small Cap Growth

Fund

Institutional Class

(Fund 1382)

Prospectus

October 9, 2009

Institutional Class is a class of Fidelity® Small Cap Growth Fund
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600)).
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in Fidelity® Small Cap Growth Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of Institutional Class, and compares Institutional Class's performance to the performance of a market index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Visit www.advisor.fidelity.com for current return information.

Year-by-Year Returns

Advisor Small Cap Growth - Institutional Class
Calendar Years

2005

2006

2007

2008

14.26%	13.26%	16.86%	-44.87%

During the periods shown in the chart for Institutional Class of the fund:

Returns

Quarter ended

Highest Quarter Return	13.31%	March 31, 2006
Lowest Quarter Return	-27.62%	December 31, 2008
Year-to-Date Return	15.52%	June 30, 2009

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2008

Past 1 year

Life of classA

Advisor Small Cap Growth
Institutional Class - Return Before Taxes	-44.87%	-1.21%
 Return After Taxes on Distributions	-44.87%	-1.79%
 Return After Taxes on Distributions and Sale of Fund Shares	-29.16%	-1.15%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-38.54%	-3.70%

A From November 3, 2004.

Prospectus

Russell 2000 Growth Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000® Growth Index. The Russell 3000 Growth Index comprises the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Institutional Class shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Shareholder fees (paid by the investor directly)

Institutional Class

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from class assets)

Institutional Class

Management feeA	0.70%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.35%
Total annual class operating expensesB	1.05%

A A portion of the fund's management fee is based on performance relative to a securities index. As a result, the current management fee rate and total expense ratio may be higher or lower than the rate disclosed above, which reflects the performance adjustments for the most recent fiscal period. See the Fund Management section for additional details.

B Effective June 1, 2005, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.15%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Institutional Class

1 year	$ 107
3 years	$ 334
5 years	$ 579
10 years	$ 1,283

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Prospectus

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks capital appreciation.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing Institutional Class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Buying and Selling Information
Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081 Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

You should include the following information with any order to buy, sell, or exchange shares:

· Your name;

· Your account number;

· Name of fund whose shares you want to buy or sell; and

· Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Fidelity Distributors Corporation (FDC). In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Shareholder Information - continued

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund, which is discussed in "Selling Shares." As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity; and

Prospectus

7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is the class's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 90 days, a 1.50% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund (if applicable) as long as the money never leaves the fund; and (iii) redemptions in kind.

Prospectus

Shareholder Information - continued

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions related to death or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;


  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Prospectus

Shareholder Information - continued

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of a fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Prospectus

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

· To transfer money between a bank account and your fund account.

· You can use electronic funds transfer to:

     - Make periodic (automatic) purchases of shares.

     - Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system · To transfer money between a bank account and your fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Prospectus

Shareholder Information - continued

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV and you do not increase your balance, Fidelity may close your account and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2008, FMR had approximately $1.1 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2008, FMRC had approximately $433.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. As of December 31, 2008, FMR U.K. had approximately $8.5 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo 105-0001, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA had approximately $21.3 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for the fund.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for the fund.

Prospectus

Fund Services - continued

  Fidelity Investments Japan Limited (FIJ), at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan, serves as a sub-adviser for the fund. As of June 30, 2008, FIJ had approximately $44 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Lionel Harris is manager of the fund, which he has managed since April 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Harris.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000 Growth Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For July 2009, the group fee rate was 0.26%. The individual fund fee rate is 0.45%.

The basic fee for the fiscal year ended July 31, 2009 was 0.71% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the Russell 2000 Growth Index.

Prospectus

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund. To the extent that Institutional Class has higher expenses, this could result in Institutional Class bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if Institutional Class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended July 31, 2009, was 0.70% of the fund's average net assets.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA in turn pays FIJ for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended July 31, 2009.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

Fund Services - continued

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended July 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 16.15	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	(.06)	(.07) G	(.07) H	(.04)
Net realized and unrealized gain (loss)	(2.36)	(1.74)	3.41	.19	3.00
Total from investment operations	(2.39)	(1.80)	3.34	.12	2.96
Distributions from net realized gain	-	(1.05)	(.11)	(.18)	-
Redemption fees added to paid in capital D	- K	- K	- K	.01	.01
Net asset value, end of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Total Return B,C	(17.97)%	(11.93)%	25.99%	.97%	29.70%
Ratios to Average Net AssetsE,J
Expenses before reductions	1.05%	1.04%	1.05%	1.10%	1.20% A
Expenses net of fee waivers, if any	1.05%	1.04%	1.05%	1.10%	1.18% A
Expenses net of all reductions	1.04%	1.03%	1.05%	1.05%	1.10% A
Net investment income (loss)	(.36)%	(.38)%	(.46)% G	(.49)% H	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,204	$ 22,444	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rate F	150%	113%	91%	129%	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I For the period November 3, 2004 (commencement of operations) to July 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04118

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.


The third party marks appearing above are the marks of their respective owners.

1.803719.106 ASCPI-pro-0909

Fidelity Advisor Small Cap Growth Fund
Class A, Class T, Class B, Class C, and Institutional Class
Classes of Fidelity® Small Cap Growth Fund

Fidelity Advisor Small Cap Value Fund
Class A, Class T, Class B, Class C, and Institutional Class
Classes of Fidelity® Small Cap Value Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 9, 2009, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at www.advisor.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

ASCP/ASCV-ptb-0909
1.803720.106

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Small Cap Growth Fund (the fund)'s and Small Cap Value Fund (the fund)'s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity® Small Cap Growth Fund's and Fidelity Small Cap Value Fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of each of Fidelity Small Cap Growth Fund's and Fidelity Small Cap Value Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental limitations discussed above:

For a fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.


For purposes of normally investing at least 80% of each fund's assets in securities of companies with small market capitalizations, FMR intends to measure the capitalization range of the Russell 2000® Index and the Standard & Poor's® SmallCap 600 Index (S&P® SmallCap 600) no less frequently than once a month.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR LLC.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended July 31, 2009 and 2008, the portfolio turnover rates were 150% and 113%, respectively, for the small cap growth fund and 51% and 149%, respectively, for the small cap value fund. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended July 31, 2009, 2008, and 2007. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund
Fiscal Year Ended

Dollar Amount

Percentage of Average Net Assets

The small cap growth fund	July 31
2009		$ 3,308,234	0.33%
2008		$ 2,117,347	0.16%
2007		$ 1,380,461	0.17%
The small cap value fund	July 31
2009		$ 1,818,041	0.16%
2008		$ 3,358,550	0.26%
2007		$ 1,893,439	0.14%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2009. NFS is paid on a commission basis.

Fund	Fiscal Year Ended	Total Amount Paid to NFS
The small cap growth fund	July 31
2009		$ 42,239
2008		$ 27,116
2007		$ 12,881
The small cap value fund
2009		$ 46,623
2008		$ 70,936
2007		$ 15,149
Fund

Fiscal Year Ended 2009

% of Aggregate Commissions Paid to NFS

% of Aggregate Dollar Amount of Transactions Effected through NFS

The small cap growth fund†	July 31	1.28%	4.73%
The small cap value fund†	July 31	2.56%	5.90%

† The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2009.

Fund	Fiscal Year Ended 2009	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
The small cap growth fund	July 31	$ 2,889,223	$ 2,252,350,990
The small cap value fund	July 31	$ 1,567,696	$ 1,085,781,829

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2009.

Fund	Twelve-Month Period Ended 2009	$ Amount of Commissions Allocated for Research or Brokerage Services
The small cap growth fund	June 30	$ 389,805
The small cap value fund	June 30	$ 176,261

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

In addition to the exchange privileges listed in each fund's prospectus, each fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis) or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Institutional Class: Shares of Institutional Class may be exchanged for Class A shares of the same fund if you are no longer eligible for Institutional Class.

Each fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of July 31, 2009, the small cap growth fund had an aggregate capital loss carryforward of approximately $225,666,789. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of July 31, 2009, the small cap value fund had an aggregate capital loss carryforward of approximately $19,890,497. This loss carryforward, all of which will expire on July 31, 2017, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has nine standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2009, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2009, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended July 31, 2009, the Equity I Committee held seven meetings and the Equity II Committee held eight meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2009, the Shareholder, Distribution and Brokerage Committee held eight meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2009, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2009, the committee held eight meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2009, the committee held five meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended July 31, 2009, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Edward C. Johnson 3d

James C. Curvey

The small cap growth fund	none	none
The small cap value fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Dennis J. Dirks

Alan J. Lacy

Ned C. Lautenbach

Joseph Mauriello

The small cap growth fund	none	none	none	none
The small cap value fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES

Cornelia M. Small

William S. Stavropoulos

David M. Thomas

Michael E. Wiley

The small cap growth fund	none	none	none	none
The small cap value fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Dennis J. Dirks

Alan J. Lacy[2]

Ned C. Lautenbach

Joseph Mauriello[3]


The small cap growth fund	$ 782	$ 729	$ 915	$ 782

The small cap value fund	$ 888	$ 828	$ 1,038	$ 888

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 426,500	$ 398,000	$ 498,000	$ 414,000

AGGREGATE COMPENSATION FROM A FUND

Cornelia M. Small

William S. Stavropoulos

David M. Thomas[4]

Michael E. Wiley[5]


The small cap growth fund	$ 729	$ 819	$ 729	$ 729

The small cap value fund	$ 828	$ 930	$ 828	$ 828

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 398,000	$ 448,000	$ 403,000	$ 403,000

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Lacy served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Lacy serves as a member of the Board of Trustees.

3 For the period July 1, 2007 through July 31, 2008, Mr. Mauriello served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Mauriello serves as a member of the Board of Trustees.

4 For the period October 1, 2007 through July 31, 2008, Mr. Thomas served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Thomas serves as a member of the Board of Trustees.

5 For the period October 1, 2007 through July 31, 2008, Mr. Wiley served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Wiley serves as a member of the Board of Trustees.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 222 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $190,000; Alan J. Lacy, $72,917; Ned C. Lautenbach, $225,000; Joseph Mauriello, $79,167; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; David M. Thomas, $72,917; and Michael E. Wiley, $72,917. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,439; and Michael E. Wiley, $24,998.

As of July 31, 2009, the Trustees, Member of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 2009, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor Small Cap Growth Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	26.64%
Fidelity Advisor Small Cap Growth Fund: Class A	Commonwealth Financial Network	Waltham	MA	7.90%
Fidelity Advisor Small Cap Growth Fund: Class T	LPL Financial	San Diego	CA	8.91%
Fidelity Advisor Small Cap Growth Fund: Class T	AIG	New York	NY	8.43%
Fidelity Advisor Small Cap Growth Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	8.11%
Fidelity Advisor Small Cap Growth Fund: Class T	Commonwealth Financial Network	Waltham	MA	7.16%
Fidelity Advisor Small Cap Growth Fund: Class T	Great American Advisors	Cincinnati	OH	6.50%
Fidelity Advisor Small Cap Growth Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.87%
Fidelity Advisor Small Cap Growth Fund: Class B	ING	Denver	CO	6.01%
Fidelity Advisor Small Cap Growth Fund: Class C	RBC Dain Rauscher Corp.	Minneapolis	MN	11.88%
Fidelity Advisor Small Cap Growth Fund: Class C	ING	Denver	CO	6.57%
Fidelity Advisor Small Cap Growth Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	6.03%
Fidelity Advisor Small Cap Growth Fund: Class C	Great American Advisors	Cincinnati	OH	5.04%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	First National Bank & Trust Co. of Newtown	Newtown	PA	23.63%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	Old National Bancorp	Evansville	IN	16.44%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	LPL Financial	San Diego	CA	10.72%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	ING	El Segundo	CA	8.67%
Fidelity Advisor Small Cap Growth Fund: Institutional Class	ING	Des Moines	IA	5.22%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2020 Fund	Boston	MA	13.34%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2030 Fund	Boston	MA	11.27%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2040 Fund	Boston	MA	6.82%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2010 Fund	Boston	MA	6.21%
Fidelity Small Cap Growth Fund*	Fidelity Freedom 2025 Fund	Boston	MA	6.13%
Fidelity Small Cap Growth Fund: Class F	FIMM LLC	Boston	MA	68.40%
Fidelity Advisor Small Cap Value Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	25.18%
Fidelity Advisor Small Cap Value Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	9.42%
Fidelity Advisor Small Cap Value Fund: Class T	Country Club Financial Services, Inc	Kansas City	MO	6.67%
Fidelity Advisor Small Cap Value Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.26%
Fidelity Advisor Small Cap Value Fund: Class B	MetLife	New York	NY	8.42%
Fidelity Advisor Small Cap Value Fund: Class C	Merrill Lynch	Jacksonville	FL	7.41%
Fidelity Advisor Small Cap Value Fund: Class C	ING	Denver	CO	5.19%
Fidelity Advisor Small Cap Value Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.16%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Jackson National	Santa Monica	CA	14.04%
Fidelity Advisor Small Cap Value Fund: Institutional Class	ING	El Segundo	CA	13.58%
Fidelity Advisor Small Cap Value Fund: Institutional Class	LPL Financial	San Diego	CA	7.04%
Fidelity Advisor Small Cap Value Fund: Institutional Class	ING	Des Moines	IA	7.00%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	6.49%
Fidelity Advisor Small Cap Value Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	5.73%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2020 Fund	Boston	MA	9.67%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2030 Fund	Boston	MA	8.22%
Fidelity Small Cap Value Fund*	Fidelity Freedom 2040 Fund	Boston	MA	5.02%
Fidelity Small Cap Value Fund: Class F	FIMM LLC	Boston	MA	68.64%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIIA), Fidelity Investments Japan Limited (FIJ), and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the small cap growth fund's performance to that of the Russell 2000 Growth Index or the small cap value fund's performance to that of the Russell 2000 Value Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE

EFFECTIVE ANNUAL FEE RATES

Average Group Assets

Annualized Rate

Group Net Assets

Effective Annual Fee Rate

0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-	6.4900		50.3823
6	-	9.4600		100.3512
9	-	12.4300		150.3371
12	-	15.4000		200.3284
15	-	18.3850		250.3219
18	-	21.3700		300.3163
21	-	24.3600		350.3113
24	-	30.3500		400.3067
30	-	36.3450		450.3024
36	-	42.3400		500.2982
42	-	48.3350		550.2942
48	-	66.3250		600.2904
66	-	84.3200		650.2870
84	-	102.3150		700.2838
102	-	138.3100		750.2809
138	-	174.3050		800.2782
174	-	210.3000		850.2756
210	-	246.2950		900.2732
246	-	282.2900		950.2710
282	-	318.2850		1,000.2689
318	-	354.2800		1,050.2669
354	-	390.2750		1,100.2649
390	-	426.2700		1,150.2631
426	-	462.2650		1,200.2614
462	-	498.2600		1,250.2597
498	-	534.2550		1,300.2581
534	-	587.2500		1,350.2566
587	-	646.2463		1,400.2551
646	-	711.2426		1,450.2536
711	-	782.2389		1,500.2523
782	-	860.2352		1,550.2510
860	-	946.2315		1,600.2497
946	-	1,041.2278		1,650.2484
1,041	-	1,145.2241		1,700.2472
1,145	-	1,260.2204		1,750.2460
1,260	-	1,386.2167		1,800.2449
1,386	-	1,525.2130		1,850.2438
1,525	-	1,677.2093		1,900.2427
1,677	-	1,845.2056		1,950.2417
Over		1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,182 billion of group net assets - the approximate level for July 2009 - was 0.2620%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,182 billion.

Each fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for July 2009, each fund's annual basic fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
The small cap growth fund	0.2620%	+	0.4500%	=	0.7120%
The small cap value fund	0.2620%	+	0.4500%	=	0.7120%

One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for the small cap growth fund and the small cap value fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the Russell 2000 Growth Index for the small cap growth fund or the Russell 2000 Value Index for the small cap value fund. The performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for the small cap growth fund or the small cap value fund, they may designate a successor index to be substituted.

For the purposes of calculating the performance adjustment for each fund, the fund's investment performance will be based on the performance of the retail class of the fund. To the extent that Class A, Class T, Class B, Class C, and Institutional Class have higher expenses, this could result in Class A, Class T, Class B, Class C, and Institutional Class bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to each fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a class is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the Russell 2000 Growth Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the small cap growth fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Growth Index. The record of the Russell 2000 Value Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the small cap value fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Value Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

Fund	Fiscal Years Ended July 31	Performance Adjustment	Management Fees Paid to FMR*
The small cap growth fund	2009	$ (88,225)	$ 6,995,912
	2008	$ 1,059,130	$ 10,509,013
	2007	$ 721,094	$ 6,377,637
The small cap value fund	2009	$ 1,362,085	$ 9,585,483
	2008	$ 1,555,458	$ 10,789,356
	2007	$ 1,453,969	$ 10,845,016

* Including the amount of the performance adjustment.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will lower its returns.

Sub-Adviser - FMRC. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

Sub-Adviser - FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

Lionel Harris is the portfolio manager of Small Cap Growth and receives compensation for his services. Charles Myers is the portfolio manager of Small Cap Value and receives compensation for his services. As of July 31, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Harris' bonus that is linked to the investment performance of Small Cap Growth is based on the fund's pre-tax investment performance measured against the Russell 2000 Growth Index, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar® Small Cap Growth Category. The portion of Mr. Myers' bonus that is linked to the investment performance of Small Cap Value is based on the fund's pre-tax investment performance measured against the Russell 2000 Value Index, and the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar Small Cap Value Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Harris as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 2,467	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,467	none	none

* Includes Small Cap Growth ($1,183 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Small Cap Growth beneficially owned by Mr. Harris was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Myers as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$ 2,050	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,050	none	none

* Includes Small Cap Value ($1,609 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Small Cap Value beneficially owned by Mr. Myers was over $1,000,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not comprised of a majority of independent directors.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

 3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

 4. Awards to non-employee directors are subject to management discretion.

 5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.


Sales Charge Revenue

CDSC Revenue

Fund

Fiscal Year Ended

Amount Paid to FDC

Amount Retained by FDC

Amount Paid to FDC

Amount Retained by FDC

The small cap growth fund - Class A	July 31, 2009	$ 50,525	$ 18,928	$ 612	$ 612
	2008	$ 78,902	$ 36,964	$ 227	$ 227
	2007	$ 74,635	$ 35,221	$ 0	$ 0
Class T	2009	$ 27,427	$ 5,377	$ 35	$ 35
	2008	$ 35,099	$ 7,936	$ 0	$ 0
	2007	$ 30,755	$ 8,842	$ 0	$ 0
Class B	2009	--	--	$ 10,063	$ 10,063
	2008	--	--	$ 15,537	$ 15,537
	2007	--	--	$ 10,153	$ 10,153
Class C	2009	--	--	$ 1,951	$ 1,951
	2008	--	--	$ 2,479	$ 2,479
	2007	--	--	$ 3,347	$ 3,347
The small cap value fund - Class A	July 31, 2009	$ 52,725	$ 21,192	$ 1,037	$ 1,037
	2008	$ 88,787	$ 42,029	$ 6,448	$ 6,448
	2007	$ 152,175	$ 77,016	$ 1,404	$ 1,404
Class T	2009	$ 22,563	$ 4,314	$ 7	$ 7
	2008	$ 32,957	$ 8,883	$ 234	$ 234
	2007	$ 65,247	$ 20,460	$ 277	$ 277
Class B	2009	--	--	$ 17,973	$ 17,973
	2008	--	--	$ 20,133	$ 20,133
	2007	--	--	$ 20,164	$ 20,164
Class C	2009	--	--	$ 4,098	$ 4,098
	2008	--	--	$ 2,688	$ 2,688
	2007	--	--	$ 6,183	$ 6,183

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class, and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of each fund is described in the prospectus for that class.

CLASS A DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class A shares of each fund for the fiscal year ended July 31, 2009.

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

The small cap growth fund	--	--	--	$ 76,876	$ 71,553	$ 5,323
The small cap value fund	--	--	--	$ 109,917	$ 103,861	$ 6,056

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS T DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class T shares of each fund for the fiscal year ended July 31, 2009.

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

The small cap growth fund	$ 42,184	$ 41,979	$ 205	$ 42,185	$ 41,979	$ 206
The small cap value fund	$ 66,250	$ 66,250	$ 0	$ 66,250	$ 66,250	$ 0

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS B DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class B shares of each fund for the fiscal year ended July 31, 2009.

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC**

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

The small cap growth fund	$ 27,496	$ 0	$ 27,496	$ 9,166	$ 9,119	$ 47
The small cap value fund	$ 49,514	$ 0	$ 49,514	$ 16,505	$ 16,479	$ 26

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** These amounts are retained by FDC for use in its capacity as distributor.

CLASS C DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class C shares of each fund for the fiscal year ended July 31, 2009.

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

The small cap growth fund	$ 86,705	$ 69,682	$ 17,023	$ 28,901	$ 23,227	$ 5,674
The small cap value fund	$ 130,044	$ 109,215	$ 20,829	$ 43,348	$ 36,405	$ 6,943

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, each Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by Class A, Class T, Class B, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, including affiliates of FDC, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of each fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Advisor Freedom Fund's assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0389% of the first $1 billion of average net assets, 0.0275% of average net assets between $1 billion and $4 billion, 0.0041% of average net assets between $4 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
The small cap growth fund	$ 353,623	$ 426,475	$ 280,649
The small cap value fund	$ 399,816	$ 417,588	$ 429,622

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2009	2008	2007
The small cap growth fund	$ 13,287	$ 23,430	$ 5,873
The small cap value fund	$ 22,846	$ 16,725	$ 6,224

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Small Cap Growth Fund and Fidelity Small Cap Value Fund are funds of Fidelity Securities Fund, an open-end management investment company created under an initial declaration of trust dated October 1, 1984. On January 29, 2009, Fidelity Advisor Growth Strategies Fund changed its name from Fidelity Advisor Aggressive Growth Fund to Fidelity Advisor Growth Strategies Fund. On April 1, 2009, Fidelity Series Small Cap Opportunities Fund changed its name from Fidelity Small Cap Opportunities Fund to Fidelity Series Small Cap Opportunities Fund. Currently, there are 12 funds offered in Fidelity Securities Fund: Fidelity Advisor Growth Strategies Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2009, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, as of the end of the fund's fiscal quarter on www.advisor.fidelity.com 60 days after its fiscal quarter-end.

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and Fitch Inc. and certain affiliates (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fidelity Securities Fund
Post-Effective Amendment No. 85

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) (1) Amended and Restated Declaration of Trust, dated August 15, 2002, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 51.

(2) Certificate of Amendment to the Declaration of Trust, dated June 16, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 60.

(3) Certificate of Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 81.

(b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(c) Not applicable.

(d) (1) Management Contract, dated August 1, 2007, between Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund) and Fidelity Management & Research Company is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 78.

(2) Management Contract, dated August 1, 2008, between Fidelity Blue Chip Growth Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 81.

(3) Management Contract, dated August 1, 2007, between Fidelity Blue Chip Value Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 77.

(4) Management Contract, dated August 1, 2008, between Fidelity Dividend Growth Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 81.

(5) Management Contract, dated August 1, 2007, between Fidelity Growth & Income Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 77.

(6) Management Contract, dated August 1, 2007, between Fidelity International Real Estate Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 77.

(7) Management Contract, dated August 1, 2007, between Fidelity Leveraged Company Stock Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 77.

(8) Management Contract, dated August 1, 2008, between Fidelity OTC Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 81.

(9) Management Contract, dated August 1, 2007, between Fidelity Real Estate Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 77.

(10) Management Contract, dated August 1, 2007, between Fidelity Small Cap Growth Fund and Fidelity Management & Research Company is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 78.

(11) Management Contract, dated August 1, 2007, between Fidelity Small Cap Value Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 81.

(12) Management Contract, dated August 1, 2007, between Fidelity Series Small Cap Opportunities Fund and Fidelity Management & Research Company, is filed herein as Exhibit (d)(12).

(13) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund) is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 49.

(14) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Blue Chip Growth Fund is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 49.

(15) Sub-Advisory Agreement, dated April 17, 2003, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Blue Chip Value Fund is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 56.

(16) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 49.

(17) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth & Income Portfolio is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 49.

(18) Sub-Advisory Agreement, dated July 15, 2004, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 61.

(19) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 49.

(20) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 49.

(21) Sub-Advisory Agreement, dated January 16, 2003, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 54.

(22) Sub-Advisory Agreement, dated September 16, 2004, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Small Cap Growth Fund is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 63.

(23) Sub-Advisory Agreement, dated September 16, 2004, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 63.

(24) Sub-Advisory Agreement, dated July 15, 2004, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Management & Research Company on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 62.

(25) Sub-Advisory Agreement, dated July 15, 2004, between Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (U.K.) Ltd.) and Fidelity International Investment Advisors (currently known as FIL Investment Advisors) on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 62.

(26) Sub-Advisory Agreement, dated July 15, 2004, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors (currently known as FIL Investment Advisors) on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 62.

(27) Amendment to Sub-Advisory Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Management & Research Company on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 80.

(28) Amendment to Sub-Advisory Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (U.K.) Ltd. and Fidelity International Investment Advisors (currently known as FIL Investment Advisors) on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 81.

(29) Amendment to Sub-Advisory Agreement, dated August 1, 2007, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors (currently known as FIL Investment Advisors) on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 81.

(30) Sub-Advisory Agreement, dated January 18, 2007, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 77.

(31) Sub-Advisory Agreement, dated January 18, 2007, between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors (currently known as FIL Investment Advisors) on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 78.

(32) Sub-Advisory Agreement, dated January 18, 2007, between Fidelity Investments Japan Limited and Fidelity International Investment Advisors (currently known as FIL Investment Advisors) on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 81.

(33) Sub-Advisory Agreement, dated January 18, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Management & Research Company on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 81.

(34) Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(48) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 82.

(35) Schedule A, dated November 18, 2008, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(5) of Fidelity Select Portfolios' (File No. 002-69972) Post-Effective Amendment No. 89.

(36) Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(50) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 82.

(37) Schedule A, dated November 18, 2008, to the Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(7) of Fidelity Select Portfolios' (File No. 002-69972) Post-Effective Amendment No. 89.

(38) Sub-Advisory Agreement, dated July 17, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.), Inc., on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(27) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 121.

(39) Schedule A, dated September 17, 2008, to the Sub-Advisory Agreement, dated July 17, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.), Inc., on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(9) of Fidelity Select Portfolios' (File No. 002-69972) Post-Effective Amendment No. 89.

(40) Amended and Restated Master International Research Agreement, dated August 1, 2007, between Fidelity Management & Research Company and Fidelity International Investment Advisors (currently known as FIL Investment Advisors), on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(44) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 113.

(41) Schedule A, dated August 1, 2007, to the Amended and Restated Master International Research Agreement, dated August 1, 2007, between Fidelity Management & Research Company and Fidelity International Investment Advisors (currently known as FIL Investment Advisors), on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(45) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 113.

(42) Form of Schedule A to the Amended and Restated Master International Research Agreement, between Fidelity Management & Research Company and Fidelity International Investment Advisors (currently known as FIL Investment Advisors), on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 71.

(43) Amended and Restated Sub-Research Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (U.K.) Ltd.), on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(48) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 113.

(44) Schedule A, dated August 1, 2007, to the Amended and Restated Sub-Research Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (U.K.) Ltd.), on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(49) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 113.

(45) Form of Schedule A to the Amended and Restated Sub-Research Agreement between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (U.K.) Ltd.), on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 71.

(46) Amended and Restated Sub-Research Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Investments Japan Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(52) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 113.

(47) Schedule A, dated August 1, 2007, to the Amended and Restated Sub-Research Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Investments Japan Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(53) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 113.

(48) Form of Schedule A to the Amended and Restated Sub-Research Agreement between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Investments Japan Limited, on behalf of Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 71.

(49) General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(38) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(50) Schedule A, dated November 18, 2008, to the General Research Services Agreement, dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(17) of Fidelity Select Portfolios' (File No. 002-69972) Post-Effective Amendment No. 89.

(e) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 75.

(2) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Blue Chip Growth Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 75.

(3) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Blue Chip Value Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 75.

(4) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Dividend Growth Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 75.

(5) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Growth & Income Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 75.

(6) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity International Real Estate Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 75.

(7) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Leveraged Company Stock Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 75.

(8) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity OTC Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 75.

(9) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Real Estate Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 75.

(10) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Small Cap Growth Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 75.

(11) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Small Cap Value Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 75.

(12) General Distribution Agreement, dated January 18, 2007, between Fidelity Series Small Cap Opportunities Fund (currently known as Fidelity Small Cap Opportunities Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 77.

(13) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 68.

(14) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 68.

(15) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 68.

(f) The Fee Deferral Plan for Independent Trustees and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through August 1, 2008 is incorporated herein by reference to Exhibit (f) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 121.

(g) (1) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of Fidelity Blue Chip Value Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(2) Appendix A, dated February 2, 2009, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of Fidelity Blue Chip Value Fund is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 84.

(3) Appendix B, dated April 13, 2009, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of Fidelity Blue Chip Value Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Commonwealth Trust's (File No. 002-52322) Post-Effective Amendment No. 106.

(4) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 73.

(5) Appendix A, dated May 5, 2009, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 78.

(6) Appendix B, dated April 15, 2009, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 78.

(7) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Securities Fund on behalf of Fidelity Growth & Income Portfolio and Fidelity Leveraged Company Stock Fund are incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(8) Appendix A, dated July 28, 2009, to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Securities Fund on behalf of Fidelity Growth & Income Portfolio and Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Hastings Trust's (File No. 002-11517) Post-Effective Amendment No. 122.

(9) Appendix B, dated April 9, 2009, to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Securities Fund on behalf of Fidelity Growth & Income Portfolio and Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Hereford Street Trust's (File No. 033-52577) Post-Effective Amendment 23.

(10) Custodian Agreement and Appendix C, D, and E dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund) are incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(11) Appendix A, dated March 24, 2009, to the Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund) is incorporated herein by reference to Exhibit (g)(15) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 115.

(12) Appendix B, dated April 13, 2009, to the Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund) is incorporated herein by reference to Exhibit (g)(15) of Fidelity Commonwealth Trust's (File No. 002-52322) Post-Effective Amendment No. 106.

(12) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Securities Fund on behalf of Fidelity International Real Estate Fund are incorporated herein by reference to Exhibit (g)(3) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(13) Appendix A, dated May 5, 2009, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as Mellon Bank, N.A.) and Fidelity Securities Fund on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Concord Street Trust's (File No. 033-15983) Post-Effective Amendment No. 57.

(14) Appendix B, dated April 9, 2009, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as Mellon Bank, N.A.) and Fidelity Securities Fund on behalf of Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 78.

(15) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between The Northern Trust Company and Fidelity Securities Fund on behalf of Fidelity OTC Portfolio are incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust's (File No. 002-79910) Post-Effective Amendment No. 45.

(16) Appendix A, dated February 2, 2009, to the Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Securities Fund on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (g)(11) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 122.

(17) Appendix B, dated April 13, 2009, to the Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Securities Fund on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (g)(12) of Fidelity Commonwealth Trust's (File No. 002-52322) Post-Effective Amendment No. 106.

(18) Fidelity Group Repo Custodian Agreement among The Bank of New York (currently known as The Bank of New York Mellon), J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(19) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(20) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(21) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(22) Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(23) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(24) Schedule A-1, Part I and Part IV dated December 2008, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit (g)(10) of Fidelity Trend Fund's (File No. 002-15063) Post-Effective Amendment No. 122.

(h) Not applicable.

(i) Legal Opinion of Dechert LLP, dated October 5, 2009, for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund, and Fidelity Small Cap Value Fund is filed herein as Exhibit (i).

(j) (1) Consent of PricewaterhouseCoopers LLP, dated October 5, 2009, is filed herein as Exhibit (j)(1).

(2) Consent of Deloitte & Touche LLP, dated October 5, 2009, is filed herein as Exhibit (j)(2).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 47.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund): Class A is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 59.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund): Class T is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 59

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund): Class B is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 47.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund): Class C is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 47.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Blue Chip Growth Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 41.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Blue Chip Growth Fund: Class K is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 80.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Blue Chip Growth Fund: Class F is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 84.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Blue Chip Value Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 56.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 38.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dividend Growth Fund: Class K is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 80.

(12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Growth & Income Portfolio is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41.

(13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Growth & Income Portfolio: Class K is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 80.

(14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 48.

(15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Leveraged Company Stock Fund: Class K is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 80.

(16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 41.

(17) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity OTC Portfolio: Class K is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 80.

(18) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 54.

(19) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Real Estate Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 61.

(20) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 63.

(21) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 63.

(22) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund: Fidelity Advisor Small Cap Growth Fund: Class A is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 63.

(23) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund: Fidelity Advisor Small Cap Growth Fund: Class T is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 63.

(24) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund: Fidelity Advisor Small Cap Growth Fund: Class B is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 63.

(25) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund: Fidelity Advisor Small Cap Growth Fund: Class C is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 63.

(26) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund: Fidelity Advisor Small Cap Growth Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 63.

(27) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Fund: Class F is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 84.

(28) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund: Fidelity Advisor Small Cap Value Fund: Class A is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 63.

(29) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund: Fidelity Advisor Small Cap Value Fund: Class T is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 63.

(30) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund: Fidelity Advisor Small Cap Value Fund: Class B is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 63.

(31) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund: Fidelity Advisor Small Cap Value Fund: Class C is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 63.

(32) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund: Fidelity Advisor Small Cap Value Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 63.

(33) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Fund: Class F is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 84.

(34) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund) is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 72.

(35) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Small Cap Opportunities Fund(formerly known as Fidelity Small Cap Opportunities Fund): Class F is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 84.

(36) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class A is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 75.

(37) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class T is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 75.

(38) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class B is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 75.

(39) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Class C is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 75.

(40) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Real Estate Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 75.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement, and/or Advisor Classes, dated March 18, 2009, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Fund, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (n)(1) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 123.

(2) Schedule 1, dated March 18, 2009, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement, and/or Advisor Classes, dated March 18, 2009, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Fund, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund is incorporated herein by reference to Exhibit (n)(2) of Fidelity Mt. Vernon Street Trust's (File No. 002-79755) Post-Effective Amendment No. 55.

(p) (1) Code of Ethics, dated February 2009, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 112.

(2) Code of Ethics, dated February 2009, adopted by FIL Limited, Fidelity Investments Japan Limited, FIL Investment Advisors, and FIL Investment Advisors (U.K.) Ltd. pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 112.

Item 24. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR. Previously served as President of FMR LLC (2007).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003).

Mary Brady

Assistant Secretary of FMR, FMRC, and Fidelity Distributors Corporation (FDC) (2008); Secretary of FMR LLC (2009), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

James C. Curvey	Director of FMR and FMRC (2007); Director and Vice Chairman of FMR LLC (2006); Trustee of funds advised by FMR.

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President and Director of FIMM and Strategic Advisers, Inc. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

John J. Remondi	Director of FMR and FMRC (2007); Director (2006) and Executive Vice President (2008) of FMR LLC; Previously served as Chief Financial Officer (2007) and Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC (2003) and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(2) FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR. Previously served as President of FMR LLC (2007).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003).

Mary Brady

Assistant Secretary of FMR, FMRC, and FDC (2008); Secretary of FMR LLC (2009), FMR Japan, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

James C. Curvey	Director of FMR and FMRC (2007); Director and Vice Chairman of FMR LLC (2006); Trustee of funds advised by FMR.

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President and Director of FIMM and Strategic Advisers, Inc. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

John J. Remondi	Director of FMR and FMRC (2007); Director (2006) and Executive Vice President (2008) of FMR LLC; Previously served as Chief Financial Officer (2007) and Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Eric Wetlaufer

President, Chief Executive Officer, Chairman of the Board, and Director of FMR Japan (2008) and FMR U.K. (2007); President, Chief Executive Officer, and Chairman of the Board (2008) and Director (2007) of FMR H.K.; President and Director of FRAC (2006).

Mark X. Burns	Director, Executive Director, and Head of Office of FMR H.K. (2008).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Markus Eichacker	Managing Director of Research of FMR H.K. (2009).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

Matthew C. Torrey	Director and Managing Director of Research of FMR Japan (2008) and FMR U.K. (2007); Director (2007) and Managing Director of Research of FMR H.K. (2008).

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

Sharon Yau Wong	Director of Investment Services-Asia of FMR H.K. (2008).

Tricor Corporate Secretary Limited	Secretary of FMR H.K. (2007).

(4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) INC. (FMR JAPAN)

FMR Japan provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Eric Wetlaufer

President, Chief Executive Officer, Chairman of the Board, and Director of FMR Japan (2008) and FMR U.K. (2007); President, Chief Executive Officer, and Chairman of the Board (2008) and Director (2007) of FMR H.K.; President and Director of FRAC (2006).

Mary Brady

Assistant Secretary of FMR, FMRC, and FDC (2008); Secretary of FMR LLC (2009), FMR Japan, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

Takeya Suzuki	Managing Director of Research, Japan of FMR Japan (2009).

Matthew C. Torrey	Director and Managing Director of Research of FMR Japan (2008) and FMR U.K. (2007); Managing Director of Research of FMR H.K. (2008).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC (2003) and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(5) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Eric Wetlaufer

President, Chief Executive Officer, Chairman of the Board, and Director of FMR Japan (2008) and FMR U.K. (2007); President, Chief Executive Officer, and Chairman of the Board (2008) and Director (2007) of FMR H.K.; President and Director of FRAC (2006).

Mary Brady

Assistant Secretary of FMR, FMRC, and FDC (2008); Secretary of FMR LLC (2009), FMR Japan, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

Lawrence J. Brindisi	Director, Executive Director and Executive Vice President of FMR U.K. (2007).

Robert P. Brown	Director and Managing Director of Research of FMR U.K. (2008).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

David Hamlin	Managing Director of Research of FMR U.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Charles S. Morrison	Executive Vice President (2009) and Director (2008) of FMR U.K.; Previously served as and Managing Director of Research of FMR U.K. (2008).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

Matthew C. Torrey	Director and Managing Director of Research of FMR Japan (2008) and FMR U.K. (2007); Managing Director of Research of FMR H.K. (2008).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC (2003) and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(6) FIDELITY RESEARCH & ANALYSIS COMPANY (FRAC)

FRAC provides investment advisory services to Fidelity Management & Research Company, Fidelity Management Trust Company, FMR Co., Inc., and Fidelity Investments Money Management, Inc. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR. Previously served as President of FMR LLC (2007).

Eric Wetlaufer

President, Chief Executive Officer, Chairman of the Board, and Director of FMR Japan (2008) and FMR U.K. (2007); President, Chief Executive Officer, and Chairman of the Board (2008) and Director (2007) of FMR H.K.; President and Director of FRAC (2006).

Mary Brady

Assistant Secretary of FMR, FMRC, and FDC (2008); Secretary of FMR LLC (2009), FMR Japan, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC (2003) and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(7) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR. Previously served as President of FMR LLC (2007).

Mary Brady

Assistant Secretary of FMR, FMRC, and FDC (2008); Secretary of FMR LLC (2009), FMR Japan, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President and Director of FIMM and Strategic Advisers, Inc. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC (2003) and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(8) FIL INVESTMENT ADVISORS (FIIA)

The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

David J. Saul	President (2009) and Director of FIIA.

Lori Blackwood	Chief Compliance Officer of FIIA (2008).

Brett Goodin	Director of FIIA.

Frank Mutch	Director of FIIA.

Allan Pelvang	Director and Vice President of FIIA (2006).

Rosalie Powell	Assistant Secretary of FIIA (2009); Previously served as Secretary of FIIA (2009).

Robert Stewart	Director of FIIA (2004).

Sarah Haycock Tafur	Secretary of FIIA (2009).

Natalie Trusler	Assistant Secretary of FIIA (2007).

Andrew Wells	Director of FIIA (2005).

(9) FIL INVESTMENT ADVISORS (U.K.) LTD. (FIIA(U.K.)L)

The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Morris	Director (2008) and Chief Compliance Officer of FIIA(U.K.)L.

Doug Naismith	Chief Executive Officer, Chairman, and Director of FIIA(U.K.)L (2008).

Nicky Richards	Director of FIIA(U.K.)L (2006).

Andrew Steward	Director of FIIA(U.K.)L (2008). Previously served as Chief Administration Officer of FIIA(U.K.)L (2008).

FIL Administration Ltd.	Secretary of FIIA(U.K.)L.

(10) FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Thomas Balk	Representative Executive Officer and Director of FIJ (2006).

John Ford	Director and Executive Officer of FIJ (2006).

Ben Giffard	Director of FIJ (2008)

Tetsuya Koizumi	Executive Officer of FIJ (2008).

Jonathan O'Brien	Director of FIJ (2006).

Timothy Orchard	Executive Officer of FIJ (2009).

Hideki Sato	Executive Officer of FIJ (2008).

Masaya Shikama	Executive Officer of FIJ (2008).

Ann Stock	Director of FIJ (2008).

Mamiko Wakabayashi	Executive Officer of FIJ (2007).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
82 Devonshire Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong, Hong Kong

Fidelity Management & Research (Japan) (FMR Japan)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
82 Devonshire Street
Boston, MA 02109

Fidelity Research & Analysis Company (FRAC)
82 Devonshire Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
82 Devonshire Street
Boston, MA 02109

FIL Investment Advisors (FIIA)
Pembroke Hall
42 Crow Lane
Pembroke, Bermuda HM 19

FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L)
25 Cannon Street
London, England EC4M5TA

Fidelity Investments Japan Limited (FIJ)
Shiroyama Trust Tower
4-3-1, Toranomon, Minato-ku,
Tokyo, Japan 105-6019

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR LLC
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Thomas G. Coogan	Director and President (2009)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Jane Greene	Treasurer and Controller	None
Rodger A. Lawson	Director	None
William F. Loehning	Executive Vice President (2003)	None
Mary Brady	Assistant Secretary (2008)	None
Peter D. Stahl	Assistant Secretary (2008)	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, NY, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA, Citibank, N.A., 111 Wall Street, New York, NY, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, The Bank of New York Mellon, 1 Wall Street, New York. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Advisor Growth Strategies Fund (formerly known as Fidelity Advisor Aggressive Growth Fund), Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity International Real Estate Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Series Small Cap Opportunities Fund (formerly known as Fidelity Small Cap Opportunities Fund), and Fidelity Small Cap Value Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 85 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 8th day of October 2009.

Fidelity Securities Fund
	By	/s/Kenneth B. Robins
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kenneth B. Robins, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kenneth B. Robins		President and Treasurer	October 8, 2009
Kenneth B. Robins		(Principal Executive Officer)

/s/Christine Reynolds		Chief Financial Officer	October 8, 2009
Christine Reynolds		(Principal Financial Officer)

/s/Edward C. Johnson 3d	†	Trustee	October 8, 2009
Edward C. Johnson 3d

/s/James C. Curvey	*	Trustee	October 8, 2009
James C. Curvey

/s/Dennis J. Dirks	*	Trustee	October 8, 2009
Dennis J. Dirks

/s/Alan J. Lacy	*	Trustee	October 8, 2009
Alan J. Lacy

/s/Ned C. Lautenbach	*	Trustee	October 8, 2009
Ned C. Lautenbach

/s/Joseph Mauriello	*	Trustee	October 8, 2009
Joseph Mauriello

/s/Cornelia M. Small	*	Trustee	October 8, 2009
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	October 8, 2009
William S. Stavropoulos

/s/David M. Thomas	*	Trustee	October 8, 2009
David M. Thomas

/s/Michael E. Wiley	*	Trustee	October 8, 2009
Michael E. Wiley

† Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated September 30, 2009 and filed herewith.

* By: /s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated August 1, 2008 and filed herewith.

POWER OF ATTORNEY

I, the undersigned Director or Trustee, as the case may be, of the following investment companies:

Fidelity Advisor Series I

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Capital Trust

Fidelity Central Investment Portfolios LLC

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Mt. Vernon Street Trust

Fidelity Puritan Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director or Trustee, (collectively, the "Funds"), hereby revoke all previous powers of attorney I have given to sign and otherwise act in my name and behalf in matters involving the Funds and hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after September 30, 2009.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	September 30, 2009
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series I

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Capital Trust

Fidelity Central Investment Portfolios LLC

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Mt. Vernon Street Trust

Fidelity Puritan Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company ("FMR") or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Joseph R. Fleming, John V. O'Hanlon, Robert W. Helm and Anthony H. Zacharski each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 2008.

WITNESS our hands on this first day of August 2008.

/s/James C. Curvey	/s/Cornelia M. Small
James C. Curvey	Cornelia M. Small
/s/Dennis J. Dirks	/s/William S. Stavropoulos
Dennis J. Dirks	William S. Stavropoulos
/s/Alan J. Lacy	/s/David M. Thomas
Alan J. Lacy	David M. Thomas
/s/Ned C. Lautenbach	/s/Michael E. Wiley
Ned C. Lautenbach	Michael E. Wiley
/s/Joseph Mauriello
Joseph Mauriello

POWER OF ATTORNEY

I, the undersigned Secretary of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Central Investment Portfolios LLC

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Hanover Street Trust

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

Variable Insurance Products Fund V

in addition to any other investment companies for which Fidelity Management & Research Company or an affiliate acts as investment adviser (collectively, the "Funds"), hereby severally constitute and appoint Joseph R. Fleming, John V. O'Hanlon, Robert W. Helm and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, any and all representations with respect to the consistency of foreign language translation prospectuses with the original prospectuses filed in connection with the Post-Effective Amendments for the Funds as said attorneys-in-fact deem necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact, or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after May 31, 2008.

WITNESS my hand on this thirty-first day of May 2008.

/s/Scott C. Goebel
Scott C. Goebel